                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21482
                                    ---------------------------------------

                          SunAmerica Specialty Series
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
--------------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip code)

                                 John T. Genoy
                             Senior Vice President
                       SunAmerica Asset Management Corp.
                         Harborside Financial Center,
                                 3200 Plaza 5
                             Jersey City, NJ 07311
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:    (201) 324-6414
                                                      ------------------------

Date of fiscal year end:   October 31
                          ------------------------

Date of reporting period:        October 31, 2011
                               ------------------------

Item 1. Reports to Stockholders

       2011 ANNUAL REPORT

                          SUNAMERICA SPECIALTY SERIES


     High Watermark Funds
     2015 High Watermark Fund
     2020 High Watermark Fund
     SunAmerica
     Alternative Strategies Fund
     Global Trends Fund


                                    [GRAPHIC]



[LOGO]

                        TABLE OF CONTENTS


          MESSAGE FROM THE PRESIDENT..............................  1
          EXPENSE EXAMPLE.........................................  3
          STATEMENT OF ASSETS AND LIABILITIES.....................  5
          STATEMENT OF OPERATIONS.................................  7
          STATEMENT OF CHANGES IN NET ASSETS......................  8
          FINANCIAL HIGHLIGHTS....................................  9
          PORTFOLIO OF INVESTMENTS................................ 13
          NOTES TO FINANCIAL STATEMENTS........................... 26
          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 48
          APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY
          AGREEMENTS.............................................. 49
          TRUSTEE AND OFFICER INFORMATION......................... 57
          SHAREHOLDER TAX INFORMATION............................. 59
          COMPARISONS: FUNDS VS. INDICES.......................... 61

        A MESSAGE FROM THE PRESIDENT -- (UNAUDITED)

Dear Shareholders,

We are pleased to present you with the financial report for the SunAmerica Alternative Strategies Fund, SunAmerica High Watermark Funds and the recently launched SunAmerica Global Trends Fund for the annual period ended October 31, 2011. These Funds offer investors important tools which may potentially enhance portfolio diversification and/or manage risk.

The annual period started off strong, with equity markets spurred on by the Federal Reserve's continued implementation of Quantitative Easing (QE2) and the retention of the Bush-era tax rates for two years. This environment saw the S&P 500 Index* return 15.04% from November 1, 2010 to May 31, 2011. However, while many measures of economic activity showed improvement into the second calendar quarter of 2011, critical issues continued to lurk in the background: weakness in the housing sector, high unemployment rates and increasing gas and food prices.

The second half of the annual period mirrored the same period in 2010 of economic uncertainty erasing gains made earlier in the year. The debt crisis in Europe combined with decelerating growth of the U. S. economy, the end of QE2, the continued debt ceiling debate and the subsequent downgrade of the U.S. credit rating by Standard & Poor's weighed on the equity markets. The S&P 500 retreated, returning -13.87% from June 30, 2011 to September 30, 2011. However, the equity markets ended the annual period on a high note with the S&P 500 Index returning 10.93% during the month of October -- its best monthly return in almost 20 years -- buoyed primarily by strong corporate earnings and news from the European Union summit of plans to relieve debt pressures and protect Europe's banking system. For the annual period overall, the S&P 500 returned 8.09%.

We were pleased to announce the launch of a new fund on June 15, 2011. The SunAmerica Global Trends Fund is an open-end mutual fund sub-advised by Wellington Management Company, LLP that allocates assets across a diversified, broad-based spectrum of asset classes, including the global equity and fixed income markets, currencies and commodities. The Fund's strategy will normally involve investing in futures instruments that provide investment exposure to these asset classes and uses a rules-based investment process that allows it to move in and out of these 10 asset classes as they trend up or down. This professionally managed process is designed to eliminate the need for investors to make difficult buy-and-sell decisions regarding individual asset classes, and may provide the potential for both capital appreciation and reduced volatility.

The other funds in the SunAmerica Specialty Series also possess unique attributes. The SunAmerica Alternative Strategies Fund, subadvised by Pelagos Capital Management, LLC, is an open-end mutual fund that seeks to provide long-term total return by utilizing an actively-managed, quantitative investment process to provide exposure to a diversified portfolio of alternative, or non-traditional, investment strategies and asset classes, and by investing in U.S. government securities and other fixed income securities. The Fund may provide investors with a way to smooth volatility in their overall portfolios since the returns generated by this exposure are generally expected to provide a low correlation to the returns of equity and fixed income investments.

The High Watermark Funds, pursuant to a proprietary methodology developed by the Funds' subadviser, Trajectory Asset Management LLC, seek to provide investors with risk-controlled exposure to the S&P 500 Index in addition to downside protection and a target maturity. In addition, the Funds, subject to certain conditions, offer a feature that is designed to preserve principal and investment gains over the life of each Fund. It is worth noting that the proprietary methodology used by Trajectory continued to result in a very low level of equity exposure for the High Watermark Funds during the annual period and that in September 2011, the 2015 High Watermark Fund was required to irrevocably allocate its portfolio to fixed income investments.

On the following pages, you will find financial statements and detailed commentary for each of the Funds. Please review this information to help you better understand the Funds' financial position, as well as the Funds' positioning and performance during the annual period.

Thank you for including SunAmerica Mutual Funds in your investment plan. We value your ongoing confidence in us and look forward to serving your investment needs in the future. As always, you may contact your financial adviser or visit www.sunamericafunds.com for more information about any of our mutual funds.

Sincerely,

/s/ Peter A. Harbeck

Peter A. Harbeck
President & CEO
SunAmerica Asset Management Corp.
--------
Past performance is no guarantee of future results. Diversification and asset allocation do not guarantee a profit nor protect against a loss.
* The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely-recognized, unmanaged index of common stock prices. Indices are not managed and an investor cannot invest directly in an index.

The High Watermark Funds' subadviser employs a disciplined quantitative approach through a proprietary, computer-assisted methodology to construct and rebalance the Funds' portfolios. This construction and rebalancing process is similar to asset allocation except that it controls not only portfolio assets such as U.S. government securities but also the portfolios' exposures to equity markets via futures contracts and from time to time options contracts. Under certain circumstances, the Funds may be required to invest 100% of their assets in U.S. government securities. In these circumstances, the Funds may not participate meaningfully in any subsequent recovery in the equity markets. Use of fixed income securities reduces the Funds' ability to participate as fully in upward equity market movements, and therefore, represents some loss of opportunity compared to portfolios that are fully invested in equities. Asset allocation does not guarantee a profit nor does it protect against loss.

On each High Watermark Fund's Protected Maturity Date, the Fund is designed to return to shareholders the highest net asset value (NAV) attained during the life of the Fund, adjusted as a result of dividends, distribution and extraordinary expenses. This NAV is the Fund's Protected High Watermark Value. Each High Watermark Fund's undertaking (the "Payment Undertaking") that shareholders in the Fund will be entitled to redeem their shares on the Protected Maturity Date for the Protected High Watermark Value is backed by a master agreement ("Master Agreement") between SunAmerica Specialty Series, on behalf of the High Watermark Funds, and Prudential Global Funding ("PGF"), under which PGF will pay to a Fund any shortfall between the Protected High Watermark Value and the actual NAV per share of the Fund's Protected Maturity Date, provided certain conditions are met. PGF's obligations are guaranteed by its parent company, Prudential Financial Inc., ("Prudential Financial"). The Master Agreement is solely the obligation of PGF and Prudential Financial. The Master Agreement is an obligation that runs solely to the High Watermark Funds, not to the High Watermark Funds' shareholders. PGF's obligations under the Master Agreement are dependent on the financial condition of PGF and Prudential Financial. A shareholder's payout will be reduced by any redemption of High Watermark Fund shares or dividends and distributions taken in cash, sales charges and extraordinary fund expenses. Dividends and distributions from the High Watermark Funds are taxable whether or not you reinvest them in additional shares of the High Watermark Funds. The Payment Undertaking does not apply to shares redeemed prior to the Protected Maturity Date and shareholders can lose money on shares redeemed early. If certain obligations are not performed under the Master Agreement (Master Agreement risk), shareholders will receive upon redemption the then-current net asset value, which may be lower than the current high watermark value. Neither the High Watermark Funds nor SunAmerica Asset Management Corp., the Funds' investment adviser, is obligated to replace the Master Agreement provider or Prudential Financial should they be unable to make payments under the Master Agreement. The Master Agreement increases the High Watermark Funds' expenses and could lower fund performance. If the Master Agreement is terminated, the fee payable under a new agreement may be higher.

The SunAmerica Alternative Strategies Fund is not a complete investment program and should not be an investor's sole investment because its performance is linked to the performance of highly volatile commodities and hedge funds. The Fund may also hold investments through the managed futures strategy that may fluctuate significantly in value over short periods of time. Investors should consider buying shares of the SunAmerica Alternative Strategies Fund only as part of an overall portfolio strategy that includes other asset classes, such as fixed income and equity investments. Investors in the SunAmerica Alternative Strategies Fund should be willing to assume greater risks of potentially significant short-term share price fluctuation because of the SunAmerica Alternative Strategies Fund's investments in commodity-linked and hedge fund-linked instruments and in managed futures.

The risks associated with the Global Trends Fund's use of futures contracts include the risk that:
(i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times. Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. Investments that provide exposure to foreign markets involve special risks, such as currency fluctuations, differing financial reporting and regulatory standards, and economic and political instability. These risks are highlighted when the issuer is in an emerging market. Fixed income securities and currency and fixed income futures are subject to changes in their value when prevailing interest rates change. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from futures instruments that are tied to foreign instruments or currencies. The Fund also has exposure to the commodities markets, which may subject it to greater volatility than investments in traditional securities. The SunAmerica Global Trends Fund expects to invest a significant portion of its assets in repurchase agreements collateralized by the U.S. government and its agencies, and may also invest in other high-quality, short-term securities ("money market instruments"). The primary purpose of the repurchase agreements and other money market instruments held by the Fund will be to serve as collateral for the futures instruments. The Fund's investments in repurchase agreements involve certain risks involving the default or insolvency of the seller and counterparty risk (i.e. the risk that the counterparty will not perform its obligations). The Fund's return is expected to be derived principally from changes in the value of the assets underlying the futures instruments held by the Fund. Active trading of the Fund's portfolio may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund's performance. Active trading may also result in increased tax liability for Fund shareholders. Investors should note that the ability of the subadviser to successfully implement the Fund's strategies, including the proprietary investment process used by the subadviser, will influence the performance of the Fund significantly.

        SUNAMERICA SPECIALTY SERIES
        EXPENSE EXAMPLE -- OCTOBER 31, 2011 -- (UNAUDITED)

DISCLOSURE OF FUND EXPENSES IN SHAREHOLDER REPORTS

As a shareholder of a Fund (each a "Fund" and collectively, the "Funds") in the SunAmerica Specialty Series (the "Trust"), you may incur two types of costs:
(1) transaction costs, including applicable sales charges (loads) on purchase payments and contingent deferred sales charges and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) on investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at May 1, 2011 and held until October 31, 2011.

ACTUAL EXPENSES

The "Actual" section of the table provides information about your actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Period Ended October 31, 2011" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I and Class W, the "Expenses Paid During the Period Ended October 31, 2011" column does not include small account fees that may be charged if your balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Period Ended October 31, 2011" column does not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Funds' prospectuses, your retirement plan document and/or materials from your financial advisers for a full description of these fees. Had these fees, if applicable, been included, the "Expenses Paid During the Period Ended October 31, 2011" column would have been higher and the "Ending Account Value" would have been lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other Funds. For shareholder accounts in classes other than Class I and Class W, the "Expenses Paid During the Period Ended October 31, 2011" column does not include small account fees that may be charged if your balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Period Ended October 31, 2011" column does not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Funds' prospectuses, your retirement plan document and/or materials from your financial advisers for a full description of these fees. Had these fees, if applicable, been included, the "Expenses Paid During the Period Ended October 31, 2011" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges; small account fees and administrative fees, if applicable, to your account. Please refer to your prospectus, your retirement plan document and/or materials from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs and other fees were included, your costs would have been higher.

        SUNAMERICA SPECIALTY SERIES
        EXPENSE EXAMPLE -- OCTOBER 31, 2011 -- (UNAUDITED) (CONTINUED)

                                                           ACTUAL                                  HYPOTHETICAL
                                         ------------------------------------------ -------------------------------------------
                                                                                                  ENDING ACCOUNT
                                                       ENDING ACCOUNT EXPENSES PAID                VALUE USING A  EXPENSES PAID
                                           BEGINNING    VALUE USING    DURING THE     BEGINNING   HYPOTHETICAL 5%  DURING THE
                                         ACCOUNT VALUE ACTUAL RETURN  PERIOD ENDED  ACCOUNT VALUE ASSUMED RETURN  PERIOD ENDED
                                           AT MAY 1,   AT OCTOBER 31,  OCTOBER 31,    AT MAY 1,   AT OCTOBER 31,   OCTOBER 31,
                                             2011           2011          2011*         2011           2011           2011*
                                         ------------- -------------- ------------- ------------- --------------- -------------
2015 HIGH WATERMARK FUND
  Class A#..............................   $1,000.00     $1,038.84       $ 5.34       $1,000.00      $1,019.96       $ 5.30
  Class C#..............................   $1,000.00     $1,035.00       $ 8.67       $1,000.00      $1,016.69       $ 8.59
  Class I#..............................   $1,000.00     $1,040.63       $ 2.98       $1,000.00      $1,022.28       $ 2.96
2020 HIGH WATERMARK FUND
  Class A#..............................   $1,000.00     $1,120.85       $ 7.86       $1,000.00      $1,017.80       $ 7.48
  Class C#..............................   $1,000.00     $1,116.67       $11.31       $1,000.00      $1,014.52       $10.76
  Class I#..............................   $1,000.00     $1,122.93       $ 5.35       $1,000.00      $1,020.16       $ 5.09
SUNAMERICA ALTERNATIVE STRATEGIES FUND@
  Class A#..............................   $1,000.00     $  967.60       $ 8.43       $1,000.00      $1,016.64       $ 8.64
  Class C#..............................   $1,000.00     $  964.67       $11.74       $1,000.00      $1,013.26       $12.03
  Class W#..............................   $1,000.00     $  968.53       $ 7.54       $1,000.00      $1,017.54       $ 7.73
SUNAMERICA GLOBAL TRENDS FUND@
  Class A#+.............................   $1,000.00     $1,030.00       $ 7.15       $1,000.00      $1,015.88       $ 9.40
  Class C#+.............................   $1,000.00     $1,026.00       $ 9.64       $1,000.00      $1,012.60       $12.68
  Class W#+.............................   $1,000.00     $1,030.67       $ 6.38       $1,000.00      $1,016.89       $ 8.39




                                           EXPENSE
                                         RATIO AS OF
                                         OCTOBER 31,
                                            2011*
                                         -----------
2015 HIGH WATERMARK FUND
  Class A#..............................    1.04%
  Class C#..............................    1.69%
  Class I#..............................    0.58%
2020 HIGH WATERMARK FUND
  Class A#..............................    1.47%
  Class C#..............................    2.12%
  Class I#..............................    1.00%
SUNAMERICA ALTERNATIVE STRATEGIES FUND@
  Class A#..............................    1.70%
  Class C#..............................    2.37%
  Class W#..............................    1.52%
SUNAMERICA GLOBAL TRENDS FUND@
  Class A#+.............................    1.85%
  Class C#+.............................    2.50%
  Class W#+.............................    1.65%

--------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days divided by 365 days, except for the SunAmerica Global Trends Fund "Actual Return" information which is multiplied by 139 days divided by 365 days. These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your prospectus, your retirement plan document and/or materials from your financial adviser, for more information.
# During the stated period, the investment adviser either waived a portion or all of the fees and assumed a portion of or all expenses for the Funds or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Period Ended October 31, 2011" and the "Expense Ratios" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Period Ended October 31, 2011" and the "Expense Ratios" would have been lower.
@  Consolidated; See Note 2.
+  Commencement of operations on June 15, 2011.

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2011

                                                                         2015 HIGH     2020 HIGH      SUNAMERICA     SUNAMERICA
                                                                         WATERMARK     WATERMARK     ALTERNATIVE       GLOBAL
                                                                           FUND          FUND      STRATEGIES FUND# TRENDS FUND#
                                                                       ------------  ------------  ---------------- ------------
ASSETS:
Investments at value (unaffiliated)*.................................. $150,785,869  $ 66,352,379    $451,812,607   $         --
Repurchase agreements (cost approximates value).......................    3,781,000     1,544,000      31,805,704    245,635,000
                                                                       ------------  ------------    ------------   ------------
 Total investments....................................................  154,566,869    67,896,379     483,618,311    245,635,000
                                                                       ------------  ------------    ------------   ------------
Cash..................................................................          502           635              81          3,350
Foreign Cash..........................................................           --            --              --             --
Receivable for:
 Shares of beneficial interest sold...................................           --       171,997       6,272,253     13,186,210
 Dividends and interest...............................................        1,801         1,061         523,884            546
Prepaid expenses and other assets.....................................        2,145         1,804           2,965            369
Due from Broker.......................................................           --            --              --     11,712,961
Due from investment adviser for expense reimbursements/fee waivers....       14,341        28,127          90,727        101,026
Unrealized appreciation on forward foreign currency contracts.........           --            --              --        509,773
Variation margin on futures contracts.................................           --            --       7,025,086             --
                                                                       ------------  ------------    ------------   ------------
 Total assets.........................................................  154,585,658    68,100,003     497,533,307    271,149,235
                                                                       ------------  ------------    ------------   ------------
LIABILITIES:
Payable for:
 Shares of beneficial interest redeemed...............................       94,359            39       1,205,364        121,350
 Investments purchased................................................           --            --              --      2,911,000
 Investment advisory and management fees..............................       52,608        37,693         509,001        219,613
 Distribution and service maintenance fees............................       75,668        27,611         173,082         62,391
 Transfer agent fees and expenses.....................................       31,405        14,495          93,570         32,760
 Trustees' fees and expenses..........................................        1,999           722           4,022          1,401
 Prudential Global Funding, Inc. (Note 1).............................       46,032        20,297              --             --
 Other accrued expenses...............................................       65,168        34,697          85,981        118,645
 Due to Broker........................................................           --            --       1,154,547             --
 Due to investment adviser from expense recoupment....................           --            --           1,682             --
Unrealized depreciation on forward foreign currency contract..........           --            --              --        482,061
Variation margin on futures contracts.................................           --         1,580              --      2,370,812
                                                                       ------------  ------------    ------------   ------------
 Total liabilities....................................................      367,239       137,134       3,227,249      6,320,033
                                                                       ------------  ------------    ------------   ------------
NET ASSETS............................................................ $154,218,419  $ 67,962,869    $494,306,058   $264,829,202
                                                                       ============  ============    ============   ============
NET ASSETS REPRESENTED BY:
Paid-in capital....................................................... $160,586,782  $ 78,319,313    $494,555,253   $264,911,564
Accumulated undistributed net investment income (loss)................    2,410,924     1,145,945      (7,233,009)    (1,576,754)
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts and foreign exchange
 transactions.........................................................  (22,779,382)  (23,150,252)     29,479,078      1,496,191
Unrealized appreciation (depreciation) on investments.................   14,000,095    11,643,013     (16,489,384)            --
Unrealized appreciation (depreciation) on futures contracts...........           --         4,850      (6,032,085)       (19,923)
Unrealized foreign exchange gain (loss) on other assets and
 liabilities..........................................................           --            --          26,205         18,124
                                                                       ------------  ------------    ------------   ------------
NET ASSETS............................................................ $154,218,419  $ 67,962,869     494,306,058   $264,829,202
                                                                       ============  ============    ============   ============
* Cost
 Investments (unaffiliated)........................................... $136,785,774  $ 54,709,366    $468,301,991   $         --
                                                                       ============  ============    ============   ============
 Foreign Cash......................................................... $         --  $         --    $         --   $         --
                                                                       ============  ============    ============   ============

--------
#  Consolidated; See Note 2.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2011 -- (CONTINUED)

                                                    2015 HIGH   2020 HIGH     SUNAMERICA     SUNAMERICA
                                                    WATERMARK   WATERMARK    ALTERNATIVE       GLOBAL
                                                      FUND        FUND     STRATEGIES FUND# TRENDS FUND#
                                                   ----------- ----------- ---------------- ------------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets........................................ $76,652,812 $34,974,512   $379,709,658   $208,935,911
Shares of beneficial interest issued and
 outstanding......................................   7,349,032   3,697,234     35,320,493     13,520,945
Net asset value and redemption price per share
 (excluding any applicable contingent deferred
 sales charge).................................... $     10.43 $      9.46   $      10.75   $      15.45
Maximum sales charge (5.75% of offering price).... $      0.64 $      0.58   $       0.66   $       0.94
                                                   ----------- -----------   ------------   ------------
Maximum offering price to public.................. $     11.07 $     10.04   $      11.41   $      16.39
                                                   =========== ===========   ============   ============
CLASS C (UNLIMITED SHARES AUTHORIZED):
Net assets........................................ $56,560,903 $15,847,536   $ 65,753,406   $ 21,114,486
Shares of beneficial interest issued and
 outstanding......................................   5,462,855   1,688,725      6,174,707      1,371,554
Net asset value, offering and redemption price
 per share (excluding any applicable contingent
 deferred sales charge)........................... $     10.35 $      9.38   $      10.65   $      15.39
                                                   =========== ===========   ============   ============
CLASS I (UNLIMITED SHARES AUTHORIZED):
Net assets........................................ $21,004,704 $17,140,821   $         --   $         --
Shares of beneficial interest issued and
 outstanding......................................   1,999,951   1,803,471             --             --
Net asset value, offering and redemption price
 per share........................................ $     10.50 $      9.50   $         --   $         --
                                                   =========== ===========   ============   ============
CLASS W (UNLIMITED SHARES AUTHORIZED):
Net assets........................................ $        -- $        --   $ 48,842,994   $ 34,778,805
Shares of beneficial interest issued and
 outstanding......................................          --          --      4,534,533      2,249,771
Net asset value, offering and redemption price
 per share........................................ $        -- $        --   $      10.77   $      15.46
                                                   =========== ===========   ============   ============

--------
#  Consolidated; See Note 2.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF OPERATIONS -- FOR THE PERIOD ENDED OCTOBER 31, 2011

                                                                         2015 HIGH    2020 HIGH     SUNAMERICA     SUNAMERICA
                                                                         WATERMARK    WATERMARK    ALTERNATIVE       GLOBAL
                                                                           FUND         FUND     STRATEGIES FUND# TRENDS FUND#@
                                                                        -----------  ----------  ---------------- -------------
INVESTMENT INCOME:
Dividends (unaffiliated)............................................... $        --  $       --    $  1,075,373    $        --
Interest (unaffiliated)................................................   5,005,903   2,345,862       4,895,531         18,065
                                                                        -----------  ----------    ------------    -----------
 Total investment income...............................................   5,005,903   2,345,862       5,970,904         18,065
                                                                        -----------  ----------    ------------    -----------
Expenses:
 Investment advisory and management fees...............................   1,053,496     420,460       4,890,213        610,018
 Distribution and service maintenance fees:
   Class A.............................................................     289,057     117,607       1,133,406        136,339
   Class C.............................................................     642,702     154,442         392,913         27,639
 Service Fees:
   Class I.............................................................      56,904      39,100              --             --
   Class W.............................................................          --          --          50,394          6,260
 Transfer agent fees and expenses:
   Class A.............................................................     190,878      81,222         728,973         89,014
   Class C.............................................................     149,198      37,516          91,094          8,938
   Class I.............................................................      51,436      35,774              --             --
   Class W.............................................................          --          --          75,762         11,236
 Registration fees:
   Class A.............................................................       1,378      17,558          46,767         33,374
   Class C.............................................................       1,285      13,138          15,006         31,994
   Class I.............................................................       1,058      14,771              --             --
   Class W.............................................................          --          --          14,937         31,994
 Custodian and accounting fees.........................................      46,193      27,173         107,792         30,450
 Reports to shareholders...............................................      36,888      19,936          75,581         41,277
 Audit and tax fees....................................................      37,761      37,761          58,045         42,570
 Legal fees............................................................      21,696      14,387          54,628        197,117
 Fees paid to Prudential Global Funding, Inc. (Note 1).................     593,668     226,401              --             --
 Trustees' fees and expenses...........................................      18,447       6,682          38,464          2,910
 Interest expense......................................................           5          --              --             --
 Other expenses........................................................      20,318      17,003          24,539          7,315
                                                                        -----------  ----------    ------------    -----------
   Total expenses before fee waivers, expense reimbursements, expense
    recoupments, custody credits.......................................   3,212,368   1,280,931       7,798,514      1,308,445
   Net (fees waived and expenses reimbursed)/recouped by investment
    advisor (Note 4)...................................................  (1,127,425)   (299,216)       (814,677)      (449,690)
   Custody credits earned on cash balances.............................          (1)         (1)           (216)          (149)
                                                                        -----------  ----------    ------------    -----------
   Net expenses........................................................   2,084,942     981,714       6,983,621        858,606
                                                                        -----------  ----------    ------------    -----------
Net investment income (loss)...........................................   2,920,961   1,364,148      (1,012,717)      (840,541)
                                                                        -----------  ----------    ------------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES:
Net realized gain (loss) on investments (unaffiliated).................   2,281,250     287,702       5,391,060             --
Net realized gain (loss) on futures contracts and written options
 contracts.............................................................       5,521       3,400      42,498,435      5,881,166
Net realized foreign exchange gain (loss) on other assets and
 liabilities...........................................................          --          --         468,110     (1,405,448)
                                                                        -----------  ----------    ------------    -----------
Net realized gain (loss) on investments and foreign currencies.........   2,286,771     291,102      48,357,605      4,475,718
                                                                        -----------  ----------    ------------    -----------
Change in unrealized appreciation (depreciation) on investments
 (unaffiliated)........................................................  (3,401,724)  3,049,520     (24,031,417)            --
Change in unrealized appreciation (depreciation) on futures contracts
 and written options contracts.........................................      (3,738)      1,112     (12,710,264)       (19,923)
Change in unrealized foreign exchange gain (loss) on other assets and
 liabilities...........................................................          --          --          26,205         18,124
                                                                        -----------  ----------    ------------    -----------
Net unrealized gain (loss) on investments and foreign currencies.......  (3,405,462)  3,050,632     (36,715,476)        (1,799)
                                                                        -----------  ----------    ------------    -----------
Net realized and unrealized gain (loss) on investments and foreign
 currencies............................................................  (1,118,691)  3,341,734      11,642,129      4,473,919
                                                                        -----------  ----------    ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........ $ 1,802,270  $4,705,882    $ 10,629,412    $ 3,633,378
                                                                        ===========  ==========    ============    ===========

--------
#  Consolidated; See Note 2.
@  For the period June 15, 2011 (commencement of operations) to October 31,
   2011.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF CHANGES IN NET ASSETS -- OCTOBER 31, 2011

                                                                                                                   SUNAMERICA
                                                                                       SUNAMERICA ALTERNATIVE        GLOBAL
                                2015 HIGH WATERMARK FUND   2020 HIGH WATERMARK FUND       STRATEGIES FUND#        TRENDS FUND#
                               --------------------------  ------------------------  --------------------------  --------------
                                                                                                                 FOR THE PERIOD
                                  FOR THE       FOR THE      FOR THE      FOR THE       FOR THE       FOR THE       JUNE 15,
                                YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED   2011@ THROUGH
                                OCTOBER 31,   OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                   2011          2010         2011         2010          2011          2010           2011
                               ------------  ------------  -----------  -----------  ------------  ------------  --------------
INCREASE (DECREASE) IN NET
 ASSETS
OPERATIONS:
 Net investment income (loss). $  2,920,961  $  2,755,421  $ 1,364,148  $ 1,225,963  $ (1,012,717) $    839,235   $   (840,541)
 Net realized gain (loss) on
   investments and foreign
   currencies.................    2,286,771     1,972,852      291,102        6,336    48,357,605    10,295,107      4,475,718
 Net unrealized gain (loss)
   on investments and foreign
   currencies.................   (3,405,462)   11,420,071    3,050,632    5,530,792   (36,715,476)     (726,287)        (1,799)
                               ------------  ------------  -----------  -----------  ------------  ------------   ------------
Net increase (decrease) in
 net assets resulting from
 operations...................    1,802,270    16,148,344    4,705,882    6,763,091    10,629,412    10,408,055      3,633,378
                               ------------  ------------  -----------  -----------  ------------  ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
 Net investment income (Class
   A).........................   (1,522,132)   (1,665,114)    (665,080)    (646,560)   (5,947,709)     (889,037)            --
 Net investment income (Class
   C).........................     (758,623)     (754,683)    (213,676)    (176,460)     (399,956)           --             --
 Net investment income (Class
   I).........................     (550,900)     (529,049)    (376,527)    (263,803)           --            --             --
 Net investment income (Class
   W).........................           --            --           --           --      (552,797)      (72,685)            --
 Net realized gain on
   securities (Class A).......           --            --           --           --    (3,773,467)           --             --
 Net realized gain on
   securities (Class C).......           --            --           --           --      (376,658)           --             --
 Net realized gain on
   securities (Class I).......           --            --           --           --            --            --             --
 Net realized gain on
   securities (Class W).......           --            --           --           --      (308,946)           --             --
                               ------------  ------------  -----------  -----------  ------------  ------------   ------------
Total distributions to
 shareholders.................   (2,831,655)   (2,948,846)  (1,255,283)  (1,086,823)  (11,359,533)     (961,722)            --
                               ------------  ------------  -----------  -----------  ------------  ------------   ------------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 CAPITAL SHARE TRANSACTIONS
 (NOTE 7).....................  (41,265,686)  (42,027,155)  (3,563,542)  (5,407,676)  118,126,989    99,989,745    261,195,824
                               ------------  ------------  -----------  -----------  ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN
 NET ASSETS...................  (42,295,071)  (28,827,657)    (112,943)     268,592   117,396,868   109,436,078    264,829,202

NET ASSETS:
Beginning of period...........  196,513,490   225,341,147   68,075,812   67,807,220   376,909,190   267,473,112             --
                               ------------  ------------  -----------  -----------  ------------  ------------   ------------
End of period+................ $154,218,419  $196,513,490  $67,962,869  $68,075,812  $494,306,058  $376,909,190   $264,829,202
                               ============  ============  ===========  ===========  ============  ============   ============
--------
+ Includes accumulated
 undistributed net investment
 income (loss)................ $  2,410,924  $  2,321,618  $ 1,145,945  $ 1,037,080  $ (7,233,009) $     62,161   $ (1,576,754)
                               ============  ============  ===========  ===========  ============  ============   ============

#  Consolidated; See Note 2.
@  Commencement of operations.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENT                                               NET               NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET            ASSETS     RATIO OF
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE            END OF      EXPENSE
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL   PERIOD    TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2) (000'S)  NET ASSETS(3)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- -------- -------------

                                                                2015 HIGH WATERMARK FUND
                                                                ------------------------
                                                                         CLASS A
                                                                         -------
  10/31/07    $11.67     $0.34      $ 0.78      $ 1.12     $(0.32)     $(0.76)    $(1.08) $11.71   10.28%  $100,199     1.65%
  10/31/08     11.71      0.18       (1.67)      (1.49)     (0.33)      (0.65)     (0.98)   9.24  (13.76)   110,924     1.65
  10/31/09      9.24      0.14        0.53        0.67      (0.15)         --      (0.15)   9.76    7.22    108,280     1.44
  10/31/10      9.76      0.15        0.66        0.81      (0.15)         --      (0.15)  10.42    8.46     93,888     1.29
  10/31/11     10.42      0.20       (0.01)       0.19      (0.18)         --      (0.18)  10.43    1.88     76,653     1.05
                                                                         CLASS C
                                                                         -------
  10/31/07    $11.59     $0.27      $ 0.77      $ 1.04     $(0.25)     $(0.76)    $(1.01) $11.62    9.54%  $ 53,232     2.30%
  10/31/08     11.62      0.11       (1.64)      (1.53)     (0.26)      (0.65)     (0.91)   9.18  (14.18)    86,196     2.30
  10/31/09      9.18      0.08        0.52        0.60      (0.10)         --      (0.10)   9.68    6.51     88,676     2.09
  10/31/10      9.68      0.09        0.65        0.74      (0.08)         --      (0.08)  10.34    7.75     76,837     1.94
  10/31/11     10.34      0.13       (0.02)       0.11      (0.10)         --      (0.10)  10.35    1.16     56,561     1.70
                                                                         CLASS I
                                                                         -------
  10/31/07    $11.72     $0.40      $ 0.77      $ 1.17     $(0.37)     $(0.76)    $(1.13) $11.76   10.71%  $ 27,845     1.18%
  10/31/08     11.76      0.23       (1.67)      (1.44)     (0.38)      (0.65)     (1.03)   9.29  (13.28)    27,304     1.18
  10/31/09      9.29      0.19        0.53        0.72      (0.19)         --      (0.19)   9.82    7.76     28,385     0.97
  10/31/10      9.82      0.20        0.66        0.86      (0.18)         --      (0.18)  10.50    8.95     25,789     0.82
  10/31/11     10.50      0.24       (0.01)       0.23      (0.23)         --      (0.23)  10.50    2.31     21,005     0.58

    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(3) TURNOVER
------------- ---------





    3.09%        14%
    1.85         26
    1.48         46
    1.51          0
    1.91          0


    2.44%        14%
    1.16         26
    0.83         46
    0.86          0
    1.25          0


    3.56%        14%
    2.34         26
    1.95         46
    1.98          0
    2.38          0

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                         10/31/07 10/31/08 10/31/09 10/31/10 10/31/11
                                         -------- -------- -------- -------- --------
2015 High Watermark Fund Class A........   0.08%    0.04%    0.26%    0.41%    0.61%
2015 High Watermark Fund Class C........   0.09     0.05     0.26     0.41     0.62
2015 High Watermark Fund Class I........   0.42     0.41     0.67     0.79     0.98

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENT                                               NET               NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET            ASSETS    RATIO OF
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE            END OF     EXPENSE
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL   PERIOD   TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2) (000'S) NET ASSETS(3)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- ------- -------------

                                                                2020 HIGH WATERMARK FUND
                                                                ------------------------
                                                                        CLASS A
                                                                        -------
  10/31/07    $11.97     $0.37      $ 0.84      $ 1.21     $(0.33)     $(0.86)    $(1.19) $11.99   10.88%  $41,679     1.65%
  10/31/08     11.99      0.20       (3.30)      (3.10)     (0.36)      (0.79)     (1.15)   7.74  (28.39)   37,762     1.65
  10/31/09      7.74      0.14        0.50        0.64      (0.16)         --      (0.16)   8.22    8.32    38,471     1.59
  10/31/10      8.22      0.16        0.72        0.88      (0.14)         --      (0.14)   8.96   10.90    35,827     1.53
  10/31/11      8.96      0.19        0.48        0.67      (0.17)         --      (0.17)   9.46    7.76    34,975     1.48
                                                                        CLASS C
                                                                        -------
  10/31/07    $11.90     $0.30      $ 0.83      $ 1.13     $(0.27)     $(0.86)    $(1.13) $11.90   10.10%  $15,411     2.30%
  10/31/08     11.90      0.13       (3.27)      (3.14)     (0.28)      (0.79)     (1.07)   7.69  (28.82)   14,330     2.30
  10/31/09      7.69      0.08        0.50        0.58      (0.11)         --      (0.11)   8.16    7.59    16,839     2.24
  10/31/10      8.16      0.10        0.72        0.82      (0.09)         --      (0.09)   8.89   10.14    16,229     2.18
  10/31/11      8.89      0.13        0.48        0.61      (0.12)         --      (0.12)   9.38    7.02    15,848     2.13
                                                                        CLASS I
                                                                        -------
  10/31/07    $12.03     $0.43      $ 0.83      $ 1.26     $(0.38)     $(0.86)    $(1.24) $12.05   11.32%  $13,135     1.18%
  10/31/08     12.05      0.25       (3.31)      (3.06)     (0.41)      (0.79)     (1.20)   7.79  (27.97)   10,457     1.18
  10/31/09      7.79      0.17        0.50        0.67      (0.20)         --      (0.20)   8.26    8.66    12,497     1.12
  10/31/10      8.26      0.20        0.71        0.91      (0.17)         --      (0.17)   9.00   11.34    16,020     1.06
  10/31/11      9.00      0.23        0.48        0.71      (0.21)         --      (0.21)   9.50    8.30    17,141     1.01

    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(3) TURNOVER
------------- ---------





    3.27%         4%
    2.05         50
    1.68         14
    1.89          0
    2.15          0


    2.62%         4%
    1.41         50
    1.03         14
    1.25          0
    1.50          0


    3.74%         4%
    2.53         50
    2.15         14
    2.37          0
    2.62          0

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                         10/31/07 10/31/08 10/31/09 10/31/10 10/31/11
                                         -------- -------- -------- -------- --------
2020 High Watermark Fund Class A........   0.17%    0.15%    0.23%    0.30%    0.36%
2020 High Watermark Fund Class C........   0.21     0.20     0.26     0.34     0.39
2020 High Watermark Fund Class I........   0.53     0.59     0.64     0.70     0.76

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENT                                               NET               NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET            ASSETS     RATIO OF
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE            END OF      EXPENSE
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL   PERIOD    TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2) (000'S)  NET ASSETS(4)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- -------- -------------

                                                         SUNAMERICA ALTERNATIVE STRATEGIES FUND#
                                                         ---------------------------------------
                                                                         CLASS A
                                                                         -------
 11/04/08@-
 10/31/09     $10.00     $ 0.00      $0.22      $0.22      $   --      $   --     $   --  $10.22   2.20%   $235,868     1.72%(3)
 10/31/10      10.22       0.03       0.30       0.33       (0.04)         --      (0.04)  10.51   3.21     320,125     1.72
 10/31/11      10.51      (0.02)      0.58       0.56       (0.20)      (0.12)     (0.32)  10.75   5.48     379,710     1.71
                                                                         CLASS C
                                                                         -------
 11/04/08@-
 10/31/09     $10.00     $(0.03)     $0.19      $0.16      $   --      $   --     $   --  $10.16   1.60%   $ 19,728     2.37%(3)
 10/31/10      10.16      (0.03)      0.28       0.25          --          --         --   10.41   2.46      31,081     2.37
 10/31/11      10.41      (0.10)      0.59       0.49       (0.13)      (0.12)     (0.25)  10.65   4.87      65,753     2.37
                                                                         CLASS W
                                                                         -------
 11/04/08@-
 10/31/09     $10.00     $ 0.04      $0.21      $0.25      $   --      $   --     $   --  $10.25   2.50%   $ 11,877     1.52%(3)
 10/31/10      10.25       0.05       0.29       0.34       (0.06)         --      (0.06)  10.53   3.29      25,704     1.52
 10/31/11      10.53      (0.01)      0.59       0.58       (0.22)      (0.12)     (0.34)  10.77   5.73      48,843     1.52

    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE     PORTFOLIO
NET ASSETS(4)  TURNOVER
-------------  ---------






     0.02%(3)      51%
     0.31         141
    (0.19)        129



    (0.34)%(3)     51%
    (0.34)        141
    (0.94)        129



     0.50%(3)      51%
     0.51         141
    (0.07)        129

--------
#  Consolidated; See Note 2.
@  Commencement of operations.
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Annualized
(4)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                              10/31/09(3) 10/31/10 10/31/11
                                              ----------- -------- --------
     SunAmerica Alternative Strategies Fund
      Class A................................    0.24%      0.18%    0.20%
     SunAmerica Alternative Strategies Fund
      Class C................................    0.40       0.22     0.22
     SunAmerica Alternative Strategies Fund
      Class W................................    0.68       0.24     0.22

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENT                                               NET               NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET            ASSETS     RATIO OF
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE            END OF      EXPENSE
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL   PERIOD    TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2) (000'S)  NET ASSETS(4)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- -------- -------------

                                                              SUNAMERICA GLOBAL TRENDS FUND#
                                                              ------------------------------
                                                                         CLASS A
                                                                         -------
 06/15/11@-
 10/31/11     $15.00     $(0.09)     $0.54      $0.45       $--          $--        $--   $15.45   3.00%   $208,936     1.85%(3)
                                                                         CLASS C
                                                                         -------
 06/15/11@-
 10/31/11     $15.00     $(0.12)     $0.51      $0.39       $--          $--        $--   $15.39   2.60%   $ 21,114     2.50%(3)
                                                                         CLASS W
                                                                         -------
 06/15/11@-
 10/31/11     $15.00     $(0.07)     $0.53      $0.46       $--          $--        $--   $15.46   3.07%   $ 34,779     1.65%(3)

    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE     PORTFOLIO
NET ASSETS(4)  TURNOVER
-------------  ---------






    (1.81)%(3)     0%



    (2.46)%(3)     0%



    (1.61)%(3)     0%

--------
#  Consolidated; See Note 2.
@  Commencement of operations.
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Annualized
(4)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                                       10/31/11(3)
                                                       -----------
              Global Trends Fund Class A..............    0.86%
              Global Trends Fund Class C..............    1.91
              Global Trends Fund Class W..............    1.49

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- 2015 HIGH WATERMARK FUND
        PORTFOLIO PROFILE -- OCTOBER 31, 2011 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                   United States Treasury Bonds.......  78.4%
                   Resolution Funding Corp............  11.9
                   Federal Home Loan Mtg. Corp........   4.5
                   United States Treasury Bills.......   2.9
                   Repurchase Agreements..............   2.5
                                                       -----
                   Total Investments --............... 100.2
                   Liabilities in excess of other
                    assets............................  (0.2)
                                                       -----
                   Net Assets --...................... 100.0%
                                                       =====

CREDIT QUALITY+#

                               AA........  87.5%
                               Not Rated.  12.5
                                          -----
                                          100.0%
                                          =====

--------
* Calculated as a percentage of net assets
+ Source -- Standard and Poor's
# Calculated as a percentage of total debt issues, excluding short-term securities.

        SUNAMERICA SPECIALTY SERIES -- 2015 HIGH WATERMARK FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2011

                                                    PRINCIPAL      VALUE
               SECURITY DESCRIPTION                  AMOUNT       (NOTE 3)
   -------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCIES -- 16.4%
   FEDERAL HOME LOAN MTG. CORP. -- 4.5%
     zero coupon due 11/24/14..................... $ 2,260,000  $  2,187,099
     zero coupon due 06/01/15.....................   5,000,000     4,773,765
                                                                ------------
                                                                   6,960,864
                                                                ------------
   RESOLUTION FUNDING -- 11.9%
     Resolution Funding Corp. STRIPS
      zero coupon due 07/15/15....................  19,054,000    18,347,688
                                                                ------------
   TOTAL U.S. GOVERNMENT AGENCIES
      (cost $23,348,913)..........................                25,308,552
                                                                ------------
   U.S. GOVERNMENT TREASURIES -- 78.4%
   UNITED STATES TREASURY BONDS -- 78.4%
     U.S. Treasury Bonds STRIPS
      zero coupon due 08/15/15....................  43,563,000    42,475,275
      zero coupon due 08/15/15....................  80,642,000    78,502,326
                                                                ------------
   TOTAL U.S. GOVERNMENT TREASURIES
      (cost $108,937,144).........................               120,977,601
                                                                ------------
   TOTAL LONG-TERM INVESTMENT SECURITIES
      (cost $132,286,057).........................               146,286,153
                                                                ------------
   SHORT-TERM INVESTMENT SECURITIES -- 2.9%
   U.S. GOVERNMENT TREASURIES -- 2.9%
     United States Treasury Bills
      0.09% due 11/25/11
      (cost $4,499,717)...........................   4,500,000     4,499,716
                                                                ------------
   REPURCHASE AGREEMENT -- 2.5%
     Agreement with State Street Bank & Trust
      Co., bearing interest at 0.01% dated
      10/31/11 to be repurchased 11/01/11 in
      the amount of $3,781,001 and
      collateralized by $3,850,000 of Federal
      Home Loan Mtg. Corp. Notes, bearing
      interest at 0.90%, due 09/12/14 and having
      an approximate value of $3,857,758
      (cost $3,781,000)...........................   3,781,000     3,781,000
                                                                ------------
   TOTAL INVESTMENTS --
      (cost $140,566,774)(1)......................       100.2%  154,566,869
   Liabilities in excess of other assets..........        (0.2)     (348,450)
                                                   -----------  ------------
   NET ASSETS --                                         100.0% $154,218,419
                                                   ===========  ============

--------
(1)See Note 6 for cost of investments on a tax basis.
STRIPS-- Separate Trading of Registered Interest and Principal of Securities

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- 2015 HIGH WATERMARK FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2011 -- (CONTINUED)

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2011 (see Note 3):

                                   LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                       QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                   --------------------- ----------------- ---------------------- ------------
ASSETS:
Long-Term Investment Securities:
  U.S. Government Agencies........          $--            $ 25,308,552             $--           $ 25,308,552
  U.S. Government Treasuries......           --             120,977,601              --            120,977,601
Short-Term Investment Securities:
  U.S. Government Treasuries......           --               4,499,716              --              4,499,716
Repurchase Agreement..............           --               3,781,000              --              3,781,000
                                            ---            ------------             ---           ------------
TOTAL                                       $--            $154,566,869             $--           $154,566,869
                                            ===            ============             ===           ============

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- 2020 HIGH WATERMARK FUND
        PORTFOLIO PROFILE -- OCTOBER 31, 2011 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                   United States Treasury Bonds.......  85.3%
                   Resolution Funding Corp............   8.4
                   United States Treasury Bills.......   3.9
                   Repurchase Agreements..............   2.3
                                                       -----
                   Total Investments --...............  99.9
                   Other assets less liabilities
                    (including open futures contracts)   0.1
                                                       -----
                   Net Assets --...................... 100.0%
                                                       =====

CREDIT QUALITY+#

                               AA........  91.1%
                               Not Rated.   8.9
                                          -----
                                          100.0%
                                          =====

--------
* Calculated as a percentage of net assets
+ Source -- Standard and Poor's
# Calculated as a percentage of total debt issues, excluding short-term securities.

        SUNAMERICA SPECIALTY SERIES -- 2020 HIGH WATERMARK FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2011


                                                      PRINCIPAL     VALUE
                SECURITY DESCRIPTION                   AMOUNT      (NOTE 3)
   -------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCIES -- 8.4%
   RESOLUTION FUNDING -- 8.4%
     Resolution Funding Corp. STRIPS
      zero coupon due 07/15/20
      (cost $4,921,387)............................. $ 7,000,000  $ 5,687,178
                                                                  -----------
   U.S. GOVERNMENT TREASURIES -- 85.3%
   UNITED STATES TREASURY BONDS -- 85.3%
     U.S. Treasury Bond STRIPS
      zero coupon due 08/15/20
      (cost $47,138,146)............................  70,390,000   58,015,368
                                                                  -----------
   TOTAL LONG-TERM INVESTMENT SECURITIES
      (cost $52,059,533)............................               63,702,546
                                                                  -----------
   SHORT-TERM INVESTMENT SECURITIES -- 3.9%
   U.S. GOVERNMENT TREASURIES -- 3.9%
     United States Treasury Bills
      0.09% due 11/25/11(1)
      (cost $2,649,833).............................   2,650,000    2,649,833
                                                                  -----------
   REPURCHASE AGREEMENT -- 2.3%
     Agreement with State Street Bank & Trust Co.,
      bearing interest at 0.01% dated 10/31/11 to
      be repurchased 11/01/11 in the amount of
      $1,544,000 and collateralized by $1,575,000
      of Federal Home Loan Mtg. Corp. Notes,
      bearing interest at 0.90%, due 09/12/14 and
      having an approximate value of $1,578,174
      (cost $1,544,000).............................   1,544,000    1,544,000
                                                                  -----------
   TOTAL INVESTMENTS --
      (cost $56,253,366)(2).........................        99.9%  67,896,379
   Other assets less liabilities....................         0.1       66,490
                                                     -----------  -----------
   NET ASSETS --                                           100.0% $67,962,869
                                                     ===========  ===========

--------
(1)The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(2)See Note 6 for cost of investments on a tax basis.
STRIPS-- Separate Trading of Registered Interest and Principal of Securities


OPEN FUTURES CONTRACTS
------------------------------------------------------------------------------------------
                                                                VALUE AS OF   UNREALIZED
NUMBER OF                                             VALUE AT  OCTOBER 31,  APPRECIATION
CONTRACTS TYPE     DESCRIPTION      EXPIRATION MONTH TRADE DATE    2011     (DEPRECIATION)
--------- ---- -------------------- ---------------- ---------- ----------- --------------
    1     Long S&P 500 E-Mini Index  December 2011    $57,615     $62,465       $4,850
                                                                                ======

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- 2020 HIGH WATERMARK FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2011 -- (CONTINUED)


The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2011 (see Note 3):

                                          LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                              QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                          --------------------- ----------------- ---------------------- -----------
ASSETS:
Long-Term Investment Securities:
  U.S. Government Agencies...............        $   --            $ 5,687,178             $--           $ 5,687,178
  U.S. Government Treasuries.............            --             58,015,368              --            58,015,368
Short-Term Investment Securities:
  U.S. Government Treasuries.............            --              2,649,833              --             2,649,833
Repurchase Agreement.....................            --              1,544,000              --             1,544,000
Other Financial Instruments@
  Open Futures Contracts -- Appreciation.         4,850                     --              --                 4,850
                                                 ------            -----------             ---           -----------
TOTAL                                            $4,850            $67,896,379             $--           $67,901,229
                                                 ======            ===========             ===           ===========

--------
@ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA ALTERNATIVE STRATEGIES FUND CONSOLIDATED PORTFOLIO PROFILE -- OCTOBER 31, 2011** -- (UNAUDITED)

INDUSTRY ALLOCATION*

                   U.S. Government Treasuries.........  34.4%
                   Federal National Mtg. Assoc........  18.9
                   Federal Farm Credit Bank...........  14.6
                   Commodity Index-Linked Notes.......   7.2
                   Repurchase Agreements..............   6.4
                   Federal Home Loan Mtg. Corp........   6.1
                   Federal Home Loan Bank.............   3.0
                   Exchange-Traded Funds..............   2.5
                   United States Treasury Notes.......   2.5
                   Purchased Options..................   1.9
                   Diversified Financial Services.....   0.3
                                                       -----
                   Total Investments --...............  97.8
                   Other assets less liabilities
                    (including open futures contracts)   2.2
                                                       -----
                   Net Assets --...................... 100.0%
                                                       =====

CREDIT QUALITY+#

                   AA................................. 100.0%
                                                       =====

--------
*  Calculated as a percentage of net assets
** Consolidated; See Note 2 and Note 11.
+  Source -- Standard and Poor's
# Calculated as a percentage of total debt issues, excluding short-term securities.

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA ALTERNATIVE STRATEGIES FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2011**


                                                  PRINCIPAL     VALUE
                SECURITY DESCRIPTION               AMOUNT      (NOTE 3)
      ------------------------------------------------------------------
      U.S. CORPORATE BONDS & NOTES -- 0.3%
      DIVERSIFIED FINANCIAL SERVICES -- 0.3%
        General Electric Capital Corp. FRS
         FDIC Guar. Notes
         0.64% due 06/08/12..................... $ 1,000,000 $  1,003,094
        General Electric Capital Corp.
         FDIC Guar. Notes
         2.20% due 06/08/12.....................     500,000      506,246
                                                             ------------
      TOTAL U.S. CORPORATE BONDS & NOTES
         (cost $1,499,941)......................                1,509,340
                                                             ------------
      COMMODITY INDEX-LINKED NOTES -- 7.2%
      COMMODITY FUNDS -- 7.2%
        Credit Suisse New York FRS
         (Indexed to the S&P GSCI Light Energy
         Total Return Index)
         Senior Notes
         0.09% due 01/24/12*(3).................  18,000,000   17,783,433
        UBS AG
         (Indexed to the S&P GSCI Total Return
         Index)
         Senior Notes
         0.24% due 09/11/12*(3).................  15,000,000   17,579,700
                                                             ------------
      TOTAL COMMODITY INDEX-LINKED NOTES
         (cost $33,000,000).....................               35,363,133
                                                             ------------
      U.S. GOVERNMENT AGENCIES -- 42.6%
      FEDERAL FARM CREDIT BANK -- 14.6%
         1.02% due 09/28/15.....................   7,000,000    6,963,250
         1.38% due 09/26/16(2)..................  20,000,000   19,924,020
         1.50% due 09/28/16.....................   8,200,000    8,147,151
         1.64% due 02/10/16.....................   7,255,000    7,257,401
         1.98% due 11/15/16.....................  30,000,000   30,014,820
                                                             ------------
                                                               72,306,642
                                                             ------------
      FEDERAL HOME LOAN BANK -- 3.0%
         1.55% due 05/15/15.....................  15,000,000   15,005,625
                                                             ------------
      FEDERAL HOME LOAN MTG. CORP. -- 6.1%
         1.50% due 09/21/16.....................  30,000,000   30,010,710
                                                             ------------
      FEDERAL NATIONAL MTG. ASSOC. -- 18.9%
         0.60% due 09/27/13.....................  30,000,000   29,924,320
         1.00% due 01/26/15.....................  15,000,000   15,019,050
         1.08% due 04/30/15 FRS.................   7,000,000    7,016,645
         1.25% due 02/27/14(2)..................  30,000,000   30,548,070
         2.00% due 01/09/12.....................   5,000,000    5,017,935
         2.15% due 06/15/16.....................   5,800,000    5,857,362
                                                             ------------
                                                               93,383,382
                                                             ------------
      TOTAL U.S. GOVERNMENT AGENCIES
         (cost $210,920,478)....................              210,706,359
                                                             ------------
      U.S. GOVERNMENT TREASURIES -- 2.5%
      UNITED STATES TREASURY NOTES -- 2.5%
         0.63% due 04/15/13 TIPS(5).............   1,607,580    1,645,886
         1.50% due 07/15/12.....................   1,000,000    1,009,609
         1.63% due 01/15/15 TIPS(5).............   1,542,229    1,678,499
         1.88% due 07/15/13 TIPS(5).............   1,726,703    1,819,649
         1.88% due 07/15/15 TIPS(5).............   1,513,967    1,681,804
         2.00% due 01/15/14 TIPS(5).............   1,593,748    1,706,679
         2.00% due 07/15/14 TIPS(5).............   1,562,263    1,700,669
         2.63% due 06/30/14.....................   1,000,000    1,059,688
                                                             ------------
      TOTAL U.S. GOVERNMENT TREASURIES
         (cost $11,221,014).....................               12,302,483
                                                             ------------

                                                     SHARES/
                                                    PRINCIPAL      VALUE
               SECURITY DESCRIPTION                  AMOUNT       (NOTE 3)
   ------------------------------------------------------------------------
   EXCHANGE-TRADED FUNDS -- 2.5%
     iShares Barclays MBS Bond Fund...............      68,700  $  7,416,165
     iShares iBoxx Investment Grade Corporate
      Bond Fund...................................      43,700     5,012,390
                                                                ------------
   TOTAL EXCHANGE-TRADED FUNDS
      (cost $11,888,845)..........................                12,428,555
                                                                ------------
   TOTAL LONG-TERM INVESTMENT SECURITIES
      (cost $268,530,278).........................               272,309,870
                                                                ------------
   SHORT-TERM INVESTMENT SECURITIES -- 36.3%
   CALL OPTIONS -- PURCHASED+ -- 0.2%
     Call Options -- Purchased
      (cost $2,743,000)(6)........................       1,100     1,042,000
                                                                ------------
   PUT OPTIONS -- PURCHASED+ -- 1.7%
     Put Options -- Purchased
      (cost $27,127,010)(6).......................       7,550     8,547,837
                                                                ------------
   U.S. GOVERNMENT TREASURIES -- 34.4%
     United States Treasury Bills
      0.06% due 05/31/12(4)....................... $20,000,000    19,992,940
      0.08% due 05/31/12(4).......................  40,000,000    39,985,880
      0.08% due 06/28/12(2)(4)....................  30,000,000    29,986,020
      0.09% due 05/31/12(4).......................  30,000,000    29,989,410
      0.09% due 09/20/12..........................  30,000,000    29,975,190
      0.10% due 09/20/12..........................  20,000,000    19,983,460
                                                                ------------
   TOTAL UNITED STATES TREASURY BILLS
      (cost $169,901,703).........................               169,912,900
                                                                ------------
   TOTAL SHORT-TERM INVESTMENT SECURITIES
      (cost $199,771,713).........................               179,502,737
                                                                ------------
   REPURCHASE AGREEMENT -- 6.4%
     Agreement with State Street Bank & Trust
      Co., bearing interest at 0.01%, dated
      10/31/11, to be repurchased 11/01/11 in
      the amount of $22,749,006 and
      collateralized by $22,530,000 of United
      States Treasury Notes, bearing interest at
      1.38% due 11/30/15 and having an
      approximate value of $23,205,900............  22,749,000    22,749,000
     Agreement with State Street Bank & Trust
      Co., bearing interest at 0.01%, dated
      10/31/11, to be repurchased 11/01/11 in
      the amount of $9,056,706 and
      collateralized by $9,020,000 of United
      States Treasury Notes, bearing interest at
      1.38% due 05/15/13 and having an
      approximate value of $9,236,611(2)..........   9,056,704     9,056,704
                                                                ------------
   TOTAL REPURCHASE AGREEMENTS
      (cost $31,805,704)..........................                31,805,704
                                                                ------------
   TOTAL INVESTMENTS --
      (cost $500,107,695)(1)......................        97.8%  483,618,311
   Other assets less liabilities..................         2.2    10,687,747
                                                   -----------  ------------
   NET ASSETS --                                         100.0% $494,306,058
                                                   ===========  ============

--------
** Consolidated; see Note 2 and Note 11.
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At October 31, 2011, the aggregate

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA ALTERNATIVE STRATEGIES FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2011** -- (CONTINUED)

   value of these securities was $35,363,133 representing 7.2% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
+  Non-income producing securities.
(1)See Note 6 for cost of investments on a tax basis.
(2)The security is owned by the SunAmerica Alternative Strategies Cayman Fund, Ltd., which is a "wholly-owned" subsidiary of the SunAmerica Alternative Strategies Fund.
(3)Fair valued security. Securities are classified as Level 2 based on the securities valuation inputs; see Note 3.
(4)The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(5)Principal amount of security is adjusted for inflation.
(6)Options - Purchased

CALL OPTIONS - PURCHASED
-----------------------------------------------------------------------------------------------------------------
                                                                                        VALUE AT     UNREALIZED
                                             EXPIRATION   STRIKE NUMBER OF  PREMIUMS   OCTOBER 31, APPRECIATION/
                  ISSUE                        MONTH      PRICE  CONTRACTS    PAID        2011     (DEPRECIATION)
------------------------------------------- ------------- ------ --------- ----------- ----------- --------------
Crude Oil December 2011 Futures(2)          November 2011 $  115     500   $ 1,780,000 $   40,000   $ (1,740,000)
Crude Oil March 2012 Futures(2)             February 2012    110     600       963,000  1,002,000         39,000
                                                                   -----   ----------- ----------   ------------
                                                                   1,100   $ 2,743,000 $1,042,000   $ (1,701,000)
                                                                   =====   =========== ==========   ============

PUT OPTIONS - PURCHASED
-----------------------------------------------------------------------------------------------------------------
                                                                                        VALUE AT     UNREALIZED
                                             EXPIRATION   STRIKE NUMBER OF  PREMIUMS   OCTOBER 31, APPRECIATION/
                  ISSUE                        MONTH      PRICE  CONTRACTS    PAID        2011     (DEPRECIATION)
------------------------------------------- ------------- ------ --------- ----------- ----------- --------------
Crude Oil December 2011 Futures(2)          November 2011 $   85     750   $ 3,281,000 $  525,000   $ (2,756,000)
Crude Oil December 2011 Futures(2)          November 2011     90     150       690,000    252,000       (438,000)
Crude Oil June 2012 Futures(2)              May 2012          75     500     3,285,750  2,115,000     (1,170,750)
Crude Oil June 2012 Futures(2)              May 2012          70     310     2,135,800    957,900     (1,177,900)
Gold 100 Oz December 2011 Futures(2)        November 2011  1,700     100       553,000    280,000       (273,000)
EURO FX Currency December 2011 Futures      December 2011  1,300   3,500    10,998,085  2,187,500     (8,810,585)
U.S. Bond December 2011 Futures             November 2011    130     500       953,125     85,937       (867,188)
S&P 500 E-Mini Index December 2011 Futures  December 2011  1,200   1,000     3,213,750  1,460,000     (1,753,750)
S&P 500 E-Mini Index December 2011 Futures  December 2011  1,150     740     2,016,500    684,500     (1,332,000)
                                                                   -----   ----------- ----------   ------------
                                                                   7,550   $27,127,010 $8,547,837   $(18,579,173)
                                                                   =====   =========== ==========   ============

FDIC -- Federal Deposit Insurance Corporation
GSCI -- Goldman Sachs Commodity Index
TIPS -- Treasury Inflation Protected Securities
FRS -- Floating Rate Security
The rates shown on FRS are the current interest rates at October 31, 2011 and unless noted otherwise, the dates shown are the original maturity dates.

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA ALTERNATIVE STRATEGIES FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2011** -- (CONTINUED)

OPEN FUTURES CONTRACTS
------------------------------------------------------------------------------------------------
                                                                       VALUE AT     UNREALIZED
NUMBER OF                                                  VALUE AT   OCTOBER 31, APPRECIATION/
CONTRACTS TYPE        DESCRIPTION        EXPIRATION MONTH TRADE DATE     2011     (DEPRECIATION)
--------- ----- ------------------------ ---------------- ----------- ----------- --------------
  180     Short Aluminum(b)               December 2011   $ 9,966,375 $ 9,973,125  $    (6,750)
  102     Short Australian $ Currency     December 2011    10,334,850  10,741,620     (406,770)
  102     Short British Pound Currency    December 2011    10,044,606  10,280,325     (235,719)
  150     Short Brent Crude(b)            March 2012       15,254,350  16,170,000     (915,650)
  100     Short Canadian $ Currency       December 2011    10,066,000  10,050,000       16,000
  320     Long  CBOE Volatility Index     November 2011    10,126,150   9,584,000     (542,150)
  839     Long  CBOE Volatility Index     December 2011    19,958,800  23,659,800    3,701,000
  120     Short Copper(b)                 March 2012       10,888,337  10,956,000      (67,663)
  55      Short DAX Index(a)              December 2011    10,074,149  11,594,893   (1,520,744)
  190     Short Euro FX Currency          December 2011    32,656,076  33,060,000     (403,924)
  997     Short Euro STOXX 50 Index       December 2011    29,274,568  32,943,628   (3,669,060)
  91      Long  Gold 100 OZ(b)            December 2011    14,430,110  15,699,320    1,269,210
  273     Short Mexican Peso Currency     December 2011    10,434,300  10,271,625      162,675
  240     Short Nasdaq 100 E-Mini Index   December 2011    10,390,680  11,308,800     (918,120)
  33      Short Silver(b)                 December 2011     6,041,075   5,668,410      372,665
  373     Short Sugar # 11(b)             March 2012       10,817,710  10,765,675       52,035
  3,640   Long  VSTOXX Mini(b)            December 2011    19,414,208  16,495,088   (2,919,120)
                                                                                   -----------
                                                                                   $(6,032,085)
                                                                                   ===========

--------
(a)These foreign equity index futures contracts were valued using fair value procedures at October 31, 2011. The aggregate appreciation (depreciation) of these futures contracts was $(1,520,744) representing (0.3%) of net assets. Foreign equity index futures contracts are classified as Level 2 based on the securities valuation inputs. See Note 3 regarding fair value pricing for foreign equity index futures contracts.
(b)The security is owned by the SunAmerica Alternative Strategies Cayman Fund, Ltd. which is a wholly-owned subsidiary of the SunAmerica Alternative Strategies Fund.

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2011 (see Note 3):

                                          LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                              QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                          --------------------- ----------------- ---------------------- ------------
ASSETS:
Long-Term Investment Securities:
  U.S. Corporate Bonds & Notes...........      $        --        $  1,509,340             $--           $  1,509,340
  Commodity Index-Linked Notes...........               --          35,363,133              --             35,363,133
  U.S Government Agencies................               --         210,706,359              --            210,706,359
  U.S. Government Treasuries.............               --          12,302,483              --             12,302,483
  Exchange Traded Funds..................       12,428,555                  --              --             12,428,555
Short-Term Investment Securities:
  Call Options-Purchased.................        1,042,000                  --              --              1,042,000
  Put Options-Purchased..................        8,547,837                  --              --              8,547,837
  U.S. Government Treasuries.............               --         169,912,900              --            169,912,900
Repurchase Agreements....................               --          31,805,704              --             31,805,704
Other Financial Instruments@
  Open Futures Contracts -- Appreciation.        5,031,436                  --              --              5,031,436
                                               -----------        ------------             ---           ------------
TOTAL                                          $27,049,828        $461,599,919             $--           $488,649,747
                                               ===========        ============             ===           ============
LIABILITIES:
Other Financial Instruments@
  Open Futures Contracts -- Depreciation.      $ 9,542,777        $  1,520,744#            $--           $ 11,063,521
                                               ===========        ============             ===           ============
TOTAL

--------
@ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
# Includes foreign equity index futures whose values were adjusted for fair value pricing procedures for foreign equity index futures; therefore these securities were classified as Level 2 instead of Level 1. The aggregate appreciation (depreciation) of these futures was ($1,520,744) representing (0.3%) of net assets. See Note 3.
--------
** Consolidated; See Note 2 and Note 11.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA GLOBAL TRENDS FUND CONSOLIDATED PORTFOLIO PROFILE -- OCTOBER 31, 2011 -- (UNAUDITED)


INDUSTRY ALLOCATION*

 Repurchase Agreements..................................................  92.8%
 Other assets less liabilities (including open forward foreign currency
  contracts and futures contracts)......................................   7.2
                                                                         -----
 Net Assets --.......................................................... 100.0%
                                                                         =====

--------
* Calculated as a percentage of net assets

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA GLOBAL TRENDS FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2011*

                                                     PRINCIPAL    VALUE
                SECURITY DESCRIPTION                  AMOUNT     (NOTE 3)
    ----------------------------------------------------------------------
    REPURCHASE AGREEMENTS -- 92.8%
      Bank of America Securities Joint Repurchase
       Agreement(1)................................ $52,185,000 $52,185,000
      Bank of America Securities Joint Repurchase
       Agreement(1)(2).............................  13,180,000  13,180,000
      BNP Paribas SA Joint Repurchase
       Agreement(1)................................  33,535,000  33,535,000
      BNP Paribas SA Joint Repurchase
       Agreement(1)(2).............................   8,460,000   8,460,000
      Deutsche Bank AG Joint Repurchase
       Agreement(1)................................  28,240,000  28,240,000
      Deutsche Bank AG Joint Repurchase
       Agreement(1)(2).............................   7,125,000   7,125,000
      Royal Bank of Scotland Joint Repurchase
       Agreement(1)................................  33,535,000  33,535,000
      Royal Bank of Scotland Joint Repurchase
       Agreement(1)(2).............................   8,460,000   8,460,000

                                                PRINCIPAL      VALUE
               SECURITY DESCRIPTION              AMOUNT       (NOTE 3)
       ----------------------------------------------------------------
         UBS Securities LLC Joint Repurchase
          Agreement(1)........................ $48,640,000  $ 48,640,000
         UBS Securities LLC Joint Repurchase
          Agreement(1)(2).....................  12,275,000    12,275,000
                                                            ------------
       TOTAL REPURCHASE AGREEMENTS
        (cost $245,635,000)...................               245,635,000
                                                            ------------
       TOTAL INVESTMENTS
        (cost $245,635,000) (3)...............        92.8%  245,635,000
       Other assets less liabilities..........         7.2    19,194,202
                                               -----------  ------------
       NET ASSETS                                    100.0% $264,829,202
                                               ===========  ============

--------
*  Consolidated; see Note 2 and Note 11.
(1)See Note 3 for details of Joint Repurchase Agreements.
(2)The security is owned by the SunAmerica Global Trends Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Global Trends Fund.
(3)See Note 6 for cost of investments on a tax basis.

OPEN FUTURES CONTRACTS
--------------------------------------------------------------------------------------------
                                                                  VALUE AS OF   UNREALIZED
NUMBER OF                                              VALUE AT   OCTOBER 31,  APPRECIATION
CONTRACTS TYPE      DESCRIPTION       EXPIRATION DATE TRADE DATE     2011     (DEPRECIATION)
--------- ---- -------------------    --------------- ----------- ----------- --------------
   118    Long DAX Index(a)            December 2011  $25,878,926 $24,876,317  $(1,002,609)
   206    Long Nikkei 225 Index(a)     December 2011   23,939,115  23,183,907     (755,208)
   410    Long S&P 500 E-Mini Index    December 2011   24,744,638  25,610,650      866,013
    73    Long Silver(b)               December 2011   11,687,850  12,539,210      851,360
   441    Long Sugar #11(b)            March 2012      12,959,610  12,728,318     (231,291)
   402    Long US Treasury 10YR Notes  December 2011   51,631,313  51,883,125      251,812
                                                                               -----------
                                                                               $   (19,923)
                                                                               ===========

--------
(a)These foreign equity index futures contracts were valued using fair value procedures at October 31, 2011. The aggregate appreciation (depreciation) of these futures contracts was $(1,757,817) representing (0.7)% of net assets. Foreign equity index futures contracts are classified as Level 2 based on the securities valuation inputs. See Note 3 regarding fair value pricing for foreign equity index futures contracts.
(b)The security is owned by the SunAmerica Global Trends Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Global Trends Fund.

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA GLOBAL TRENDS FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2011* -- (CONTINUED)


OPEN FORWARD FOREIGN CURRENCY CONTRACTS
-------------------------------------------------------------------------------------------------------
                                                                    DELIVERY   UNREALIZED   UNREALIZED
        COUNTERPARTY           CONTRACT TO DELIVER IN EXCHANGE FOR    DATE    APPRECIATION DEPRECIATION
------------------------------ ------------------- ---------------- --------- ------------ ------------
Bank of America, N.A.          USD       822,562   BRL    1,400,000 12/2/2011   $     --    $ (12,948)
                                                                                --------    ---------
Brown Brothers Harriman & Co.  MXN    66,642,000   USD    4,934,544 12/2/2011         --      (52,586)
                               USD     5,635,838   BRL    9,750,000 12/2/2011      2,541           --
                               USD     9,761,163   MXN  133,284,000 12/2/2011    213,096           --
                                                                                --------    ---------
                                                                                 215,637      (52,586)
                                                                                --------    ---------
Credit Suisse AG               PLN    17,818,000   USD    5,725,393 12/2/2011    141,499           --
                               USD     6,218,830   MXN   81,532,000 12/2/2011         --     (117,413)
                               USD    10,302,488   PLN   32,512,000 12/2/2011         --     (113,714)
                                                                                --------    ---------
                                                                                 141,499     (231,127)
                                                                                --------    ---------
Goldman Sachs International    USD       560,398   BRL      958,000 12/2/2011         --       (6,391)
                               USD       471,986   MXN    6,244,000 12/2/2011         --       (4,719)
                                                                                --------    ---------
                                                                                      --      (11,110)
                                                                                --------    ---------
HSBC Bank USA, N.A.            PLN    17,819,000   USD    5,730,688 12/2/2011    146,480           --
                               USD       263,515   PLN      816,000 12/2/2011         --       (7,793)
                                                                                --------    ---------
                                                                                 146,480       (7,793)
                                                                                --------    ---------
JP Morgan Chase Bank, N.A.     USD       723,246   PLN    2,309,000 12/2/2011        360           --
                                                                                --------    ---------
Royal Bank of Canada           MXN    66,642,000   USD    4,947,071 12/2/2011         --      (40,058)
                               USD     6,227,781   MXN   81,531,000 12/2/2011         --     (126,439)
                                                                                --------    ---------
                                                                                      --     (166,497)
                                                                                --------    ---------
Royal Bank of Scotland PLC     USD     5,632,582   BRL    9,750,000 12/2/2011      5,797           --
                                                                                --------    ---------
Net Unrealized Appreciation/(Depreciation)                                      $509,773    $(482,061)
                                                                                ========    =========

BRL -- Brazilian Real
MXN -- Mexican Peso
PLN -- Polich Zloty
USD -- United States Dollar

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2011 (see Note 3):

                                                           LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                                               QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS
                                                           --------------------- ----------------- ----------------------
ASSETS:
Repurchase Agreements.....................................      $       --         $245,635,000             $--
Other Financial Instruments@
  Open Futures Contracts -- Appreciation..................       1,969,185                   --              --
  Open Forward Foreign Currency Contracts -- Appreciation.              --              509,773              --
                                                                ----------         ------------             ---
TOTAL                                                           $1,969,185         $246,144,773             $--
                                                                ==========         ============             ===
LIABILITIES:
Other Financial Instruments@
  Open Futures Contracts -- Depreciation..................      $  231,291         $  1,757,817#            $--
  Open Forward Foreign Currency Contracts -- Depreciation.              --              482,061              --
                                                                ----------         ------------             ---
TOTAL                                                           $  231,291         $  2,239,878             $--
                                                                ==========         ============             ===

                                                              TOTAL
                                                           ------------
ASSETS:
Repurchase Agreements..................................... $245,635,000
Other Financial Instruments@
  Open Futures Contracts -- Appreciation..................    1,969,185
  Open Forward Foreign Currency Contracts -- Appreciation.      509,773
                                                           ------------
TOTAL                                                      $248,113,958
                                                           ============
LIABILITIES:
Other Financial Instruments@
  Open Futures Contracts -- Depreciation.................. $  1,989,108
  Open Forward Foreign Currency Contracts -- Depreciation.      482,061
                                                           ------------
TOTAL                                                      $  2,471,169
                                                           ============

--------
@ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
# Includes foreign equity index futures whose values were adjusted for fair value pricing procedures for foreign equity index futures; therefore these securities were classified as Level 2 instead of Level 1. The aggregate appreciation (depreciation) of these futures was ($1,757,817) representing (0.7)% of net assets. See Note 3.
--------
*  Consolidated; See Note 2 and Note 11.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2011

Note 1. Organization

   SunAmerica Specialty Series (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is organized as a Delaware Statutory Trust. The Trust consists of four different investment funds (each, a "Fund" and collectively, the "Funds") as of October 31, 2011. Each Fund is managed by SunAmerica Asset Management Corp. (the "Adviser" or "SunAmerica"). An investor may invest in one or more of the following Funds: 2020 High Watermark Fund, SunAmerica Alternative Strategies Fund (the "Alternative Strategies Fund") and SunAmerica Global Trends Fund (the "Global Trends Fund"). On September 16, 2011, an Early Closure Condition, as defined in the prospectus occurred with respect to the 2015 High Watermark Fund (together with the 2020 High Watermark Fund, the "High Watermark Funds"). This Early Closure Condition required the Fund to irrevocably allocate its assets to its fixed income portfolio and to close to new investments. Since the Fund was already voluntarily closed to new investors as of February 12, 2010, the Fund will now be required to remain closed and will no longer have the ability to obtain equity exposure. The High Watermark Funds have the same investment goals and investment strategy, but have a different protected maturity date ("Protected Maturity Date"). The Protected Maturity Date for each of these Funds is: 2015 High Watermark Fund -- August 31, 2015; 2020 High Watermark Fund -- August 31, 2020.

   The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objective and principal investment techniques for each Fund are as follows:

   Each High Watermark Fund seeks capital appreciation to the extent consistent with the preservation of capital investment gains in order to have a net asset value ("NAV") on its Protected Maturity Date at least equal to the protected high watermark value ("Protected High Watermark Value"). Each Fund seeks high total return as a secondary objective. The Protected High Watermark Value for a High Watermark Fund is the highest NAV per share attained, (i) reduced by an amount that is proportionate to the sum of all dividends and distributions paid by the High Watermark Fund subsequent to the time that the highest NAV was achieved, (ii) reduced by extraordinary expenses, if any, and (iii) increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution. Each High Watermark Fund's undertaking (the "Payment Undertaking") that shareholders in the High Watermark Fund will be entitled to redeem their shares on the Protected Maturity Date for the Protected High Watermark Value is backed by a master agreement between the Trust, on behalf of the High Watermark Funds, and Prudential Global Funding, LLC ("PGF"), under which PGF will pay to each High Watermark Fund any shortfall between its Protected High Watermark Value and the actual NAV per share on the High Watermark Fund's Protected Maturity Date, provided certain conditions are met.

   If the NAV of a High Watermark Fund at its Protected Maturity Date is insufficient to satisfy the Payment Undertaking, a shareholder's ability to receive the Protected High Watermark Value will depend on the High Watermark Fund's ability to collect the difference under the Master Agreement with PGF. A shareholder's ability to rely on the Master Agreement is subject to certain conditions and restrictions that may reduce, or eliminate, the High Watermark Funds' ability to meet the Payment Undertaking.

   The High Watermark Funds are subject to conditions of the Master Agreement that require Trajectory Asset Management LLC ("Trajectory"), the High Watermark Funds' subadviser, to provide certain information to PGF on a daily basis and to follow certain parameters and proprietary mathematical formulae in making investment allocation decisions. These limitations are designed to reduce, but do not eliminate, the risk that the High Watermark Funds' assets will be insufficient to allow a High Watermark Fund to redeem shares at not less than the Protected High Watermark Value on its Protected Maturity Date.

   While Trajectory intends to meet all obligations under the Master Agreement, a failure to meet the commercially negotiated terms could permit PGF to cancel the Master Agreement and thus terminate its obligations to make any payment to the High Watermark Fund if a shortfall exists to the Payment Undertaking on the Protected Maturity Date. In this event, shareholders will not receive the Protected High Watermark Value but instead will receive the High Watermark Fund's then-current net asset value when they redeem their shares, which may be lower than the Protected High Watermark Value and lower than the shareholder's initial investment.

   If a High Watermark Fund has irrevocably allocated its assets to the fixed income portfolio, it will close to new share issuances. As described under
   Note 4, SunAmerica has contractually agreed to reduce its fees in the event that a High Watermark Fund

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2011 -- (CONTINUED)

   becomes completely invested in fixed income securities. However, if this reduction in fees is not sufficient to reduce total annual operating expenses to an extent that they are covered by the current yield on the High Watermark Fund's fixed income securities, and the High Watermark Fund is within three years of its Protected Maturity Date, that date will be accelerated and the Trust's Board of Trustees will consider appropriate action under all of the circumstances as described below. PGF may, however, permit the High Watermark Fund to hold a higher proportion of its assets in obligations of U.S. government agencies and instrumentalities (which generally pay higher rates of interest than direct obligations of the U.S. Treasury) in order to avoid this circumstance.

   Under the Master Agreement, if certain low interest rate conditions occur and a High Watermark Fund is within three years of its initial Protected Maturity Date, the High Watermark Fund can terminate early. If a High Watermark Fund terminates early under these circumstances, the High Watermark Fund's Protected High Watermark Value will be accelerated and shareholders will receive the benefit of the Protected High Watermark Value. Thereafter, the Trust's Board of Trustees will consider appropriate action under all of the circumstances. These actions could include liquidating the High Watermark Fund or continuing to operate the High Watermark Fund and pursuing a strategy other than the High Watermark Strategy. Shareholders will receive 30 days' written notice of any shareholder distribution of liquidation proceeds or other action following a Protected Maturity Date or Early High Watermark Fund Termination.

   Please refer to the High Watermark Funds' prospectus for additional details concerning the calculation of the Protected High Watermark Value, the Payment Undertaking, Master Agreement Early Closure Condition and Early Fund Termination.

   The Alternative Strategies Fund seeks to provide long-term total return by utilizing an actively managed quantitative investment process to provide exposure to a diversified portfolio of alternative, or non-traditional, investment strategies and asset classes, and by investing in U.S. Government Securities and other fixed income securities.

   The Global Trends Fund seeks to provide capital appreciation by utilizing an actively managed rules based investment process to allocate assets across a diversified, broad-based spectrum of asset classes, including the global equity and fixed income market, currencies and commodities.

   Each Fund is a "diversified" Fund within the meaning of the 1940 Act.

   Each Fund offers multiple classes of shares of beneficial interest. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, any purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

   Class C shares are offered at net asset value and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase. Class C shares of the High Watermark Funds will convert automatically to Class A shares approximately eight years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

   Class I shares are offered at net asset value per share. The class is offered exclusively to participants in certain employee retirement plans and other programs.

   Class W shares are offered at net asset value per share. The class is offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries and other programs.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Funds' registration statement. Class A and Class C shares make distribution and account maintenance fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act except that Class C shares are subject to higher distribution fee rates. Class I shares and Class W shares have not adopted 12b-1 Plans and make no payments thereunder, however, Class I shares and Class W shares pay a service fee to the Funds' distributor for administrative and shareholder services (see Note 4).

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2011 -- (CONTINUED)


   INDEMNIFICATIONS: The Trust's organizational documents provide current and former officers and trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current trustees who is not an "interested person," as defined in
   Section 2(a)(19) of the 1940 Act, of the Trust (collectively, the "Disinterested Trustees"), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business the Trust enters into contracts that contain the obligation to indemnify others. The Trust's maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

Note 2. Basis for consolidation for the SunAmerica Alternative Strategies Cayman Fund, Ltd. and SunAmerica Global Trends Cayman Fund, Ltd.

   The SunAmerica Alternative Strategies Cayman Fund, Ltd. (the "Alternative Strategies Subsidiary"), a Cayman Islands exempted company, was incorporated on October 20, 2008, and is a wholly-owned subsidiary of the Alternative Strategies Fund. The Alternative Strategies Subsidiary commenced operations on May 22, 2009 and was organized as a wholly-owned subsidiary of the Alternative Strategies Fund in order to effect certain investments on behalf of the Alternative Strategies Fund consistent with the investment objectives and policies in the Alternative Strategies Fund's prospectus and statement of additional information. With respect to its investments, the Alternative Strategies Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Alternative Strategies Fund; however, the Alternative Strategies Subsidiary (unlike the Alternative Strategies Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked and hedge fund-linked derivative instruments that may otherwise be limited if purchased by the Alternative Strategies Fund due to federal tax requirements relating to qualifying income. The Alternative Strategies Fund and Alternative Strategies Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Alternative Strategies Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Alternative Strategies Fund. The Alternative Strategies Fund may invest up to 25% of its assets in the Alternative Strategies Subsidiary. As of October 31, 2011, net assets of the Alternative Strategies Fund were $494,306,058, of which approximately $94,598,367, or approximately 19.1%, represented the Alternative Strategies Fund's ownership of all issued shares and voting rights of the Alternative Strategies Subsidiary.

   The SunAmerica Global Trends Cayman Fund, Ltd. (the "Global Trends Subsidiary"), a Cayman Islands exempted company, was incorporated on March 17, 2011, and is a wholly-owned subsidiary of the Global Trends Fund. The Global Trends Subsidiary commenced operations on June 17, 2011 and was organized as a wholly-owned subsidiary of the Global Trends Fund in order to effect certain investments on behalf of the Global Trends Fund consistent with the investment objectives and policies in the Global Trends Fund's prospectus and statement of additional information. With respect to its investments, the Global Trends Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Global Trends Fund; however, the Global Trends Subsidiary (unlike the Global Trends Fund) may invest without limitation in commodity-linked instruments that may otherwise be limited if purchased by the Global Trends Fund due to federal tax requirements relating to qualifying income. The Global Trends Fund and Global Trends Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Global Trends Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Global Trends Fund. The Global Trends Fund may invest up to 25% of its assets in the Global Trends Subsidiary. As of October 31, 2011, net assets of the Global Trends Fund were $264,829,202, of which approximately $56,026,051, or approximately 21.2%, represented the Global Trends Fund's ownership of all issued shares and voting rights of the Global Trends Subsidiary.

Note 3. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates and those differences could be significant. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements:

   SECURITY VALUATIONS: Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges for which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2011 -- (CONTINUED)

   Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

   As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustees (the "Board") to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

   Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

   Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

   Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade. Options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of SunAmerica, the broadest and most representative market, that may be either a securities exchange or over-the-counter market.

   Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

   Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Trustees. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

   Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below:

   Level 1 -- Unadjusted quoted prices in active markets for identical securities
   Level 2 -- Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indicies, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)
   Level 3 -- Significant unobservable inputs (including inputs that reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances.)

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2011 -- (CONTINUED)


   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   The summary of the inputs used to value the Funds' net assets as of October 31, 2011 are reported on a schedule following the Portfolio of Investments.

   DERIVATIVE INSTRUMENTS:

   The following tables represent the value of derivatives held as of October 31, 2011, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities and the effect of derivatives on the Statement of Operations for the period ended October 31, 2011:

                              2015 HIGH WATERMARK
                     ---------------------------------------------
                     STATEMENT OF ASSETS AND LIABILITIES LOCATION
                     ---------------------------------------------
DERIVATIVE           ASSET DERIVATIVES     LIABILITY DERIVATIVES
CONTRACTS(1)              VALUE                    VALUE
------------         -----------------     ---------------------
Equity
 contracts Futures
 contracts
 (variation
 margin)(2)......... $--                            $--
                     ===                            ===

                                                                                                        CHANGE IN UNREALIZED
                                                                                                            APPRECIATION
                                    LOCATION OF GAIN (LOSS) ON               REALIZED GAIN (LOSS) ON      (DEPRECIATION) ON
                                     DERIVATIVES RECOGNIZED IN              DERIVATIVES RECOGNIZED IN DERIVATIVES RECOGNIZED IN
DERIVATIVE CONTRACTS(1)               STATEMENT OF OPERATIONS                STATEMENT OF OPERATIONS   STATEMENT OF OPERATIONS
-----------------------  -------------------------------------------------- ------------------------- -------------------------
 Equity contracts(2).... Net realized gain (loss) on futures contracts and written options contracts/Change in unrealized
                         appreciation (depreciation) on futures contracts
                         and written options contracts                               $5,521                    $(3,738)
                                                                                     ======                    =======

--------
(1)The Fund's derivative contracts held during the period ended October 31, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)The average value outstanding for equity futures contracts was $53,697.

                              2020 HIGH WATERMARK
                     ---------------------------------------------
                     STATEMENT OF ASSETS AND LIABILITIES LOCATION
                     ---------------------------------------------
DERIVATIVE           ASSET DERIVATIVES     LIABILITY DERIVATIVES
CONTRACTS(1)              VALUE                    VALUE
------------         -----------------     ---------------------
Equity
  contracts Futures
  contracts
  (variation
  margin)(2)(3)..... $--                          $1,580
                     ===                          ======

                                                                                                        CHANGE IN UNREALIZED
                                                                                                            APPRECIATION
                                    LOCATION OF GAIN (LOSS) ON               REALIZED GAIN (LOSS) ON      (DEPRECIATION) ON
                                     DERIVATIVES RECOGNIZED IN              DERIVATIVES RECOGNIZED IN DERIVATIVES RECOGNIZED IN
DERIVATIVE CONTRACTS(1)               STATEMENT OF OPERATIONS                STATEMENT OF OPERATIONS   STATEMENT OF OPERATIONS
-----------------------  -------------------------------------------------- ------------------------- -------------------------
 Equity contracts(2).... Net realized gain (loss) on futures contracts and written options contracts/Change in unrealized
                         appreciation (depreciation) on futures contracts
                         and written options contracts                               $3,400                    $1,112
                                                                                     ======                    ======

--------
(1)The Fund's derivative contracts held during the period ended October 31, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)The average value outstanding for equity futures contracts was $63,594.
(3)The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $4,850 as reported in the Portfolio of Investments.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2011 -- (CONTINUED)


                     SUNAMERICA ALTERNATIVE STRATEGIES FUND
                     --------------------------------------------
                     STATEMENT OF ASSETS AND LIABILITIES LOCATION
                     --------------------------------------------
DERIVATIVE           ASSET DERIVATIVES    LIABILITY DERIVATIVES
CONTRACTS(1)               VALUE                  VALUE
------------         -----------------    ---------------------
Equity
 contracts Futures
 contracts
 (variation
 margin)(2)(3)......    $ 6,077,768                $--
 Call and put
   options
   purchased, at
   value(5)(7)......      2,144,500                 --
Interest rate
 contracts
 Futures contracts
   (variation
   margin)(2)(3)....             --                 --
 Call and put
   options
   purchased, at
   value(5)(7)......         85,937                 --
Commodity contracts
 Futures contracts
   (variation
   margin)(2)(3)....        143,783                 --
 Call and put
   options
   purchased, at
   value(5)(7)......      5,171,900                 --
Foreign exchange
 contracts
 Futures contracts
   (variation
   margin)(3)(4)....        803,535                 --
 Call and put
   options
   purchased, at
   value(5)(7)......      2,187,500                 --
                        -----------                ---
                        $16,614,923                $--
                        ===========                ===

                                                                                                        CHANGE IN UNREALIZED
                                                                                                            APPRECIATION
                                    LOCATION OF GAIN (LOSS) ON               REALIZED GAIN (LOSS) ON      (DEPRECIATION) ON
                                     DERIVATIVES RECOGNIZED IN              DERIVATIVES RECOGNIZED IN DERIVATIVES RECOGNIZED IN
DERIVATIVE CONTRACTS(1)               STATEMENT OF OPERATIONS                STATEMENT OF OPERATIONS   STATEMENT OF OPERATIONS
-----------------------  -------------------------------------------------- ------------------------- -------------------------
Commodity
 Contracts(2)(5)(6)(8).. Net realized gain (loss) on futures contracts and written options contracts/Change in unrealized
                         appreciation (depreciation) on futures contracts
                         and written options contracts                             $ 9,737,451               $(3,382,834)
                         Net realized gain (loss) on purchased options
                         contracts/Change in unrealized appreciation
                         (depreciation) on purchased options contracts               3,181,500                (7,516,650)
Equity                   Net realized gain (loss) on futures contracts and
 contracts(2)(5)(6)(8).. written options contracts/Change in unrealized appreciation (depreciation) on futures contracts
                         and written options contracts                              32,878,504                (8,015,981)
                         Net realized gain (loss) on purchased options
                         contracts/Change in unrealized appreciation
                         (depreciation) on purchased options contracts               2,415,625                (3,085,750)
Interest Rate
 Contracts(2)(5)(6)(8).. Net realized gain (loss) on futures contracts and written options contracts/Change in unrealized
                         appreciation (depreciation) on futures contracts
                         and written options contracts                              (1,769,336)                  125,424
                         Net realized gain (loss) on purchased options
                         contracts/Change in unrealized appreciation
                         (depreciation) on purchased options contracts                 345,313                  (867,188)

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2011 -- (CONTINUED)

                                                                                                        CHANGE IN UNREALIZED
                                                                                                            APPRECIATION
                                    LOCATION OF GAIN (LOSS) ON               REALIZED GAIN (LOSS) ON      (DEPRECIATION) ON
                                     DERIVATIVES RECOGNIZED IN              DERIVATIVES RECOGNIZED IN DERIVATIVES RECOGNIZED IN
DERIVATIVE CONTRACTS(1)               STATEMENT OF OPERATIONS                STATEMENT OF OPERATIONS   STATEMENT OF OPERATIONS
-----------------------  -------------------------------------------------- ------------------------- -------------------------
Foreign Exchange
 Contracts(4)(5)(6)(8).. Net realized gain (loss) on futures contracts and written options contracts/Change in unrealized
                         appreciation (depreciation) on futures contracts
                         and written options contracts                               1,651,816                (1,436,873)
                         Net realized gain (loss) on purchased options
                         contracts/Change in unrealized appreciation
                         (depreciation) on purchased options contracts                 161,875                (8,810,585)
                                                                                   -----------              ------------
                                                                                   $48,602,748              $(32,990,437)
                                                                                   ===========              ============

--------
(1)The Fund's derivative contracts held during the period ended October 31, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)The average value outstanding for equity futures, interest rate futures, commodity futures and written options contracts were $89,809,587, $8,691,323, $78,848,635 and $189,479, respectively.
(3)The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $(6,032,085) as reported in the Portfolio of Investments.
(4)The average value outstanding for foreign currency contracts on futures is $48,075,536.
(5)The average value outstanding for purchased options commodity contracts, purchased options foreign exchange currency contracts, purchased options equity contracts and purchased options interest rate contracts were $4,170,013, $1,181,875, $1,733,542 and $101,693 respectively.
(6)The realized gain (loss) for purchased option contracts is included in net realized gain (loss) on investments (unaffiliated).
(7)Purchased options contracts are included in investments at value (unaffiliated).
(8)The change in unrealized appreciation (depreciation) on purchased options contracts is included in change in unrealized appreciation (depreciation) on investments (unaffiliated).

                              SUNAMERICA GLOBAL TRENDS FUND
                         -------------------------------------------
                         STATEMENT OF ASSETS AND LIABILITIES LOCATION
                         -------------------------------------------
DERIVATIVE               ASSET DERIVATIVES    LIABILITY DERIVATIVES
CONTRACTS(1)                   VALUE                  VALUE
------------             -----------------    ---------------------
Equity
 contracts Futures
 contracts
 (variation
 margin)(2)(3)..........     $     --              $2,259,266
Interest rate
 contracts Futures
 contracts
 (variation
 margin)(2)(3)..........           --                (371,859)
Commodity
 Contracts Futures
 contracts
 (variation
 margin)(2)(3)..........           --                 483,405
Foreign exchange
 contracts(4) Unrealized
 appreciation
 (depreciation)
 on forward foreign
 currency contracts.....      509,773                 482,061
                             --------              ----------
                             $509,773              $2,852,873
                             ========              ==========

                                                                                                          CHANGE IN UNREALIZED
                                                                                                              APPRECIATION
                                     LOCATION OF GAIN (LOSS) ON                REALIZED GAIN (LOSS) ON      (DEPRECIATION) ON
                                      DERIVATIVES RECOGNIZED IN               DERIVATIVES RECOGNIZED IN DERIVATIVES RECOGNIZED IN
DERIVATIVE CONTRACTS(1)                STATEMENT OF OPERATIONS                 STATEMENT OF OPERATIONS   STATEMENT OF OPERATIONS
-----------------------  ---------------------------------------------------- ------------------------- -------------------------
Equity contracts(2)..... Net realized gain (loss) on futures contracts and written options contracts/Change in unrealized
                         appreciation (depreciation) on futures contracts
                         and written options contracts                               $ 1,192,077               $(891,804)
Interest Rate
 Contracts(2)........... Net realized gain (loss) on futures contracts and written options contracts/Change in unrealized
                         appreciation (depreciation) on futures contracts
                         and written options contracts                                   792,598                   251,812
Commodity Contracts(2).. Net realized gain (loss) on futures contracts and written options contracts/Change in unrealized
                         appreciation (depreciation) on futures contracts
                         and written options contracts                                 3,896,491                   620,069
Foreign Exchange
 Contracts(4)........... Net realized foreign exchange gain (loss) on other assets and liabilities/Change in unrealized foreign
                         exchange gain (loss) on other assets and liabilites          (1,357,079)                   27,712
                                                                                     -----------               -----------
                                                                                     $ 4,524,087               $     7,789
                                                                                     ===========               ===========

--------
(1)The Fund's derivative contracts held during the period ended October 31, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)The average value outstanding since the Fund's inception date for equity futures, interest rate futures, and commodity futures contracts were $38,950,901, $27,639,592 and $16,387,658, respectively.
(3)The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $(19,923) as reported in the Portfolio of Investments.
(4)The average notional amount outstanding since the Fund's inception date for foreign forward currency contracts was $161,292,075.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2011 -- (CONTINUED)


      FUTURES CONTRACTS. The 2020 High Watermark Fund may invest in exchange traded S&P 500 Index futures to generate equity market exposures. As of September 16, 2011 the 2015 High Watermark Fund has irrevocably allocated its assets into its fixed income portfolio due to an occurrence of Early Closure Condition and, as a result, the Fund can no longer invest in futures contracts. During the period ended October 31, 2011, the High Watermark Funds invested in exchange traded S&P 500 Index futures to generate equity market exposures. The Alternative Strategies Fund expects to enter into futures transactions for investment purposes in order to gain exposure to the following asset classes: commodities, currencies, fixed income and equity index futures, and may take either a long or short position in a futures transaction. The Alternative Strategies Fund may also enter into futures transactions for hedging purposes. The Global Trends Fund expects to enter into futures transactions for investment purposes in order to gain exposure to a variety of asset classes, including U.S. and non-U.S. equity markets, U.S. and non-U.S. fixed income, currencies and commodities. The Global Trends Fund may also enter into futures transactions for hedging purposes. During the period ended October 31, 2011, the Alternative Strategies Fund entered into futures transactions for investment purposes in order to gain exposure to commodities, currencies, fixed income and equity index futures, and took long and short positions in futures transactions. During this same period, the Alternative Strategies Fund also entered into futures transactions for hedging purposes. During the period ended October 31, 2011, the Global Trends Fund entered into futures transactions for investment purposes in order to gain exposure to U.S. and non-U.S. equity markets, U.S. and non-U.S. fixed income and commodities.

   Futures contracts are reported on a schedule following the Portfolio of Investments. As of October 31, 2011, the following Funds had open futures contracts: 2020 High Watermark Fund, Alternative Strategies Fund and Global Trends Fund.

   A futures contract is generally a standardized, transferable, exchange-traded contract that requires delivery of a commodity, bond, currency, stock index, or other underlying reference asset at a set price on a future date. Upon entering into a futures transaction, a Fund will be required to segregate an initial margin payment of cash or other liquid securities with the Futures Commission Merchant (the "broker"). Pursuant to a futures contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract and is adjusted by the initial variation margin. Such receipts or payments are known as "variation margin" and are recorded by the Funds as unrealized appreciation or depreciation. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The primary risk to the High Watermark Funds of entering into futures contracts is market risk. The risks associated with the Alternative Strategy Fund's and Global Trend Fund's use of futures include the risk that the changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset. In addition, since the Alternative Strategies Fund may go short in futures contracts, there is a risk that losses caused by sudden, unanticipated market movements may be potentially unlimited. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. While the Funds will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, a Fund may be unable to close out its futures contracts at a time which is advantageous. In addition, if a Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times. There is generally minimal counterparty credit risk to the Funds since the futures are exchange-traded.

   At October 31, 2011, the amount shown in the Statements of Assets and Liabilities as due from broker for the Global Trends Fund includes amounts set aside for margin requirements for open futures contracts.

      CURRENCY CONTRACTS. The Global Trends Fund may enter into forward foreign currency contracts ("forward contracts") for investment purposes in order to gain currency exposure and enhance return. During the period ended October 31, 2011, the Global Trends Fund used forward contracts for investment purposes in order to gain currency exposure. As of October 31, 2011, the Global Trends Fund has open forward contracts which are reported on a schedule following the Fund's Portfolio of Investments.

   A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the cumulative change in market value is recorded by the Fund as unrealized appreciation or depreciation. On the settlement date, the Fund records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks to the Funds of entering into forward contracts include counterparty risk, market risk and illiquidity risk. Counterparty risk arises because forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2011 -- (CONTINUED)

   of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. These contracts may involve market risk in excess of the unrealized gain or loss. Illiquidity risk arises because the secondary market for forwards may have less liquidity relative to markets for other securities. In addition, forward contracts are also not regulated by the Commodity Futures Trading Commission ("CFTC") and therefore the Fund will not receive any benefit of CFTC regulation when trading forwards. Moreover, because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

      OPTIONS. Certain Funds may enter into option contracts for various purposes, including to facilitate trading, increase or decrease a Fund's market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Fund's securities or an increase in prices of securities that may be purchased, or to generate income. During the period ended October 31, 2011, the Alternative Strategies Fund used option contracts to decrease the Fund's market exposure, to seek higher investment returns, and to seek protection against a decline in the value of the Fund's securities or an increase in prices of securities that may be purchased. As of October 31, 2011, Alternative Strategies Fund had open option contracts.

   An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Fund writes a call or a put option, it receives a premium which is equal to the current market value of the option written. The premiums on written options are recorded as a liability on the Statement of Assets and Liabilities. If a Fund purchases a call or a put option, it pays a premium which reflects the current market value of the option and which is included on the Fund's Statement of Assets and Liabilities as an investment. The option position is marked to market daily and its value fluctuates based upon the value of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option. Options may be traded on a national securities exchange or in the over-the-counter (OTC) market.

   Risks to the Funds of entering into option contracts include credit risk, market risk and, with respect to OTC options, illiquidity risk. Credit risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

   Transactions in options written during the period ended October 31, 2011 are summarized as follows:

                                                     ALTERNATIVE STRATEGIES FUND
                                                     --------------------------
                                                     NUMBER OF      PREMIUMS
                                                     CONTRACTS      RECEIVED
                                                     ---------     -----------
Options outstanding at October 31, 2010.............    707       $ 1,720,840
Options written.....................................     60            61,200
Options terminated in closing purchase transactions.   (658)       (1,529,530)
Options expired.....................................    (60)          (61,200)
Options exercised...................................    (49)         (191,310)
                                                       ----        -----------
Options outstanding at October 31, 2011.............     --       $        --
                                                       ====        ===========

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2011 -- (CONTINUED)


      COMMODITY-LINKED AND HEDGE FUND-LINKED NOTES. The Alternative Strategies Fund may invest in commodity-linked derivative instruments, including commodity-linked notes linked to broad-based commodity indexes, in order to gain exposure to the commodities markets. By investing in these derivative instruments, the Alternative Strategies Fund seeks to gain exposure to the returns of real assets that trade in the commodities markets without direct investment in physical commodities. The Alternative Strategies Fund will not invest directly in commodities. During the period ended October 31, 2011, the Alternative Strategies Fund invested in commodity-linked notes in order to gain exposure to the commodities markets.

   Commodity-linked derivatives are derivative instruments, the value of which is primarily linked to the price movement of a commodity, commodity index or commodity futures or option contract. A commodity-linked note is a derivative instrument that has characteristics of a debt security and of a commodity-linked derivative. It typically provides for interest payments and a principal payment at maturity linked to the price movement of a commodity, commodity index or commodity futures or option contract.

   The Alternative Strategies Fund may also invest in hedge fund-linked derivative instruments, including hedge fund-linked notes linked to a hedge fund index, in order to gain a broad-based exposure to hedge funds. The Alternative Strategies Fund will not invest directly in hedge funds. During the period ended October 31, 2011, the Alternative Strategies Fund invested in hedge fund-linked notes in order to gain exposure to hedge funds.

   Hedge fund linked derivatives are derivative instruments, of which, the value, principal payment and interest payments are primarily linked to the price movement of a hedge fund, hedge fund index or hedge fund futures or option contract.

   The commodity and hedge fund-linked derivative instruments in which the Alternative Strategies Fund may invest have substantial risks, including risk of loss of a significant portion of their principal value. Commodity and hedge fund-linked derivative instruments may be more volatile and less liquid than the underlying instruments and their value will be affected by the performance of the commodity markets or underlying hedge funds, as the case may be, as well as economic and other regulatory or political developments, overall market movements and other factors, including potential defaults by counterparties on their obligations to perform under these instruments. Typically, the return of the commodity-linked and hedge fund-linked notes will be based on some multiple of the performance of an index. The multiple (or leverage) will magnify the positive and negative return the Alternative Strategies Fund earns from these notes as compared to the index. Commodity and hedge fund-linked derivative instruments are also subject to credit risk and counterparty risk. Credit risk is the risk that the issuer might not pay interest when due or repay principal at maturity of the obligation. Counterparty risk is the risk that the Fund will be exposed to the credit of the counterparties to derivative contracts and its ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the terms of the agreements.

   REPURCHASE AGREEMENTS: The Funds', along with other affiliated registered investment companies, pursuant to procedures adopted by the board and applicable guidance from the Securities and Exchange Commission ("SEC"), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis, plus accrued interest, to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   As of October 31, 2011, the following portfolios held an undivided interest in the joint repurchase agreement with Bank of America Securities LLC:

                                            PERCENTAGE  PRINCIPAL
PORTFOLIO                                    INTEREST    AMOUNT
---------                                   ---------- -----------
SunAmerica Global Trends...................   33.46%   $52,185,000
SunAmerica Global Trends Cayman Fund, Ltd..    8.45     13,180,000

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2011 -- (CONTINUED)


   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   Bank of America Securities LLC, dated October 31, 2011, bearing interest at a rate of 0.08% per annum, with a principal amount of $155,955,000, a repurchase price of $155,955,347, and a maturity date of November 1, 2011. The repurchase agreement is collateralized by the following:

                     INTEREST MATURITY  PRINCIPAL
TYPE OF COLLATERAL     RATE     DATE     AMOUNT        VALUE
------------------   -------- -------- ------------ ------------
U.S. Treasury Notes.   0.63%  07/15/14 $158,066,000 $159,136,107

   As of October 31, 2011, the following portfolios held an undivided interest in the joint repurchase agreement with BNP Paribas SA:

                                            PERCENTAGE  PRINCIPAL
PORTFOLIO                                    INTEREST    AMOUNT
---------                                   ---------- -----------
SunAmerica Global Trends...................   33.50%   $33,535,000
SunAmerica Global Trends Cayman Fund, Ltd..    8.45      8,460,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   BNP Paribas SA, dated October 31, 2011, bearing interest at a rate of 0.08% per annum, with a principal amount of $100,095,000, a repurchase price of $100,095,222, and a maturity date of November 1, 2011. The repurchase agreement is collateralized by the following:

                     INTEREST MATURITY  PRINCIPAL
TYPE OF COLLATERAL     RATE     DATE     AMOUNT       VALUE
------------------   -------- -------- ----------- ------------
U.S. Treasury Bonds.   4.25%  05/15/39 $85,894,800 $102,089,406

   As of October 31, 2011, the following portfolios held an undivided interest in the joint repurchase agreement with Deutsche Bank AG:

PORTFOLIO                                   PERCENTAGE  PRINCIPAL
SunAmerica Global Trends...................   33.51%   $28,240,000
SunAmerica Global Trends Cayman Fund, Ltd..    8.45      7,125,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   Deutsche Bank AG, dated October 31, 2011, bearing interest at a rate of 0.08% per annum, with a principal amount of $84,280,000, a repurchase price of $84,280,187, and a maturity date of November 1, 2011. The repurchase agreement is collateralized by the following:

                     INTEREST MATURITY  PRINCIPAL
TYPE OF COLLATERAL     RATE     DATE     AMOUNT       VALUE
------------------   -------- -------- ----------- -----------
U.S. Treasury Notes.   1.75%  03/31/14 $83,210,000 $86,122,350

   As of October 31, 2011, the following portfolios held an undivided interest in the joint repurchase agreement with
   Royal Bank of Scotland:

                                            PERCENTAGE  PRINCIPAL
PORTFOLIO                                    INTEREST    AMOUNT
---------                                   ---------- -----------
SunAmerica Global Trends...................   33.50%   $33,535,000
SunAmerica Global Trends Cayman Fund, Ltd..    8.45      8,460,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   Royal Bank of Scotland, dated October 31, 2011, bearing interest at a rate of 0.08% per annum, with a principal amount of $100,095,000, a repurchase price of $100,095,222, and a maturity date of November 1, 2011. The repurchase agreement is collateralized by the following:

                     INTEREST MATURITY  PRINCIPAL
TYPE OF COLLATERAL     RATE     DATE     AMOUNT       VALUE
------------------   -------- -------- ----------- ------------
U.S. Treasury Notes.   2.38%  03/31/16 $95,813,000 $102,000,604

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2011 -- (CONTINUED)


   As of October 31, 2011, the following portfolios held an undivided interest in the joint repurchase agreement with UBS Securities LLC:

                                            PERCENTAGE  PRINCIPAL
PORTFOLIO                                    INTEREST    AMOUNT
---------                                   ---------- -----------
SunAmerica Global Trends...................   33.50%   $48,640,000
SunAmerica Global Trends Cayman Fund, Ltd..    8.46     12,275,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   UBS Securities LLC, dated October 31, 2011, bearing interest at a rate of 0.08% per annum, with a principal amount of $145,180,000, a repurchase price of $145,180,323, and a maturity date of November 1, 2011. The repurchase agreement is collateralized by the following:

                     INTEREST MATURITY  PRINCIPAL
TYPE OF COLLATERAL     RATE     DATE     AMOUNT        VALUE
------------------   -------- -------- ------------ ------------
U.S. Treasury Notes.   1.13%  03/31/16 $146,461,400 $148,608,524

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income, is accrued daily except when collection is not expected. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities.

   Expenses common to all Funds, not directly related to individual Funds are allocated among the Funds based on relative net assets or other appropriate methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

   Dividends from net investment income and capital gain distributions, if any, are paid annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss and net assets are not affected by these reclassifications.

   Each Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of their net income (taxable) and capital gains to their shareholders. Therefore, no federal tax provision is required. Each Fund is considered a separate entity for tax purposes.

   The Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2008.

Note 4. Investment Advisory and Management Agreements, Distribution and Service Agreements

   The Trust, on behalf of each Fund, has entered into Investment Advisory and Management Agreements (the "Agreements") with SunAmerica. Under the Agreements, SunAmerica provides continuous supervision of each Fund's portfolio and administrative affairs, subject to general review by the Board. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of the Funds' books and records, pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SunAmerica and its affiliates and oversees the performance of services provided

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2011 -- (CONTINUED)

   to the Funds by third parties. Pursuant to the Agreements, the Funds pay SunAmerica a management fee at an annual rate, which is computed daily and payable monthly, as follows: 0.40% of the average daily net assets of the 2015 High Watermark Fund, 0.65% of the average daily net assets of the 2020 High Watermark Fund, 1.00% of the average daily net assets of the Alternative Strategies Fund and 1.10% of the average daily net assets of the Global Trends Fund. Effective September 16, 2011, in connection with the 2015 High Watermark Fund becoming completely and irreversibly invested in fixed income securities, the management fee for the Fund was reduced from an annual rate of 0.65% to 0.40% of average daily net assets for the remainder of the investment period. If the 2020 High Watermark Funds' portfolio becomes completely and irreversibly invested in fixed income securities, the management fees for the Fund will be reduced to 0.40% for the remainder of the investment period.

   The Alternative Strategies Subsidiary has entered into a separate contract with SunAmerica whereby SunAmerica provides investment advisory and other services to the Alternative Strategies Subsidiary. In consideration of these services, the Alternative Strategies Subsidiary pays SunAmerica a management fee at the annual rate of 1.00% of average daily net assets of the Alternative Strategies Subsidiary. SunAmerica has contractually agreed to waive the management fee it receives from the Alternative Strategies Fund in an amount equal to the management fee paid by the Alternative Strategies Subsidiary to SunAmerica (the "Alternative Strategies Subsidiary management fee waiver"). This waiver may not be terminated by SunAmerica, and will remain in effect for as long as SunAmerica's contract with the Alternative Strategies Subsidiary is in place. For the period ended October 31, 2011, the amount of advisory fees waived was $923,039.

   The Global Trends Subsidiary has entered into a separate contract with SunAmerica whereby SunAmerica provides investment advisory and other services to the Global Trends Subsidiary. In consideration of these services, the Global Trends Subsidiary pays SunAmerica a management fee at the annual rate of 1.10% of average daily net assets of the Global Trends Subsidiary. SunAmerica has contractually agreed to waive the management fee it receives from the Global Trends Fund in an amount equal to the management fee paid by the Global Trends Subsidiary to SunAmerica (the "Global Trends Subsidiary management fee waiver"). This waiver may not be terminated by SunAmerica, and will remain in effect for as long as SunAmerica's contract with the Global Trends Subsidiary is in place. For the period ended October 31, 2011, the amount of advisory fees waived was $105,215.

   Pursuant to the Subadvisory Agreement between SunAmerica, Trajectory and the Trust (the "High Watermark Subadvisory Agreement"), SunAmerica has delegated portfolio management responsibilities to Trajectory. Trajectory's fee will be 43% of the net management fee. The term "net management fee" means the gross management fee less any fund waivers and/or reimbursement made by SunAmerica. SunAmerica has agreed to pay Trajectory a minimum annual fee equal to 0.25% and 0.20%, respectively, of the 2015 and 2020 High Watermark Fund's average daily net assets, accrued daily and payable monthly (the "Minimum Fee"). The Minimum Fee will continue in effect for successive annual periods ending October 31, upon mutual agreement of SunAmerica and Trajectory, and subject to approval by the Board, including a majority of Trustees who are not parties to the High Watermark Subadvisory Agreement or interested persons of any such party. Payments to Trajectory for its services are made by SunAmerica, not by the Funds. The continuation of the Minimum Fee was most recently approved at the June 14, 2011 board meeting to continue in effect until October 31, 2012.

   Pursuant to the Subadvisory Agreement between SunAmerica and Pelagos Capital Management, LLC ("Pelagos") (the "Alternative Strategies Subadvisory Agreement"), SunAmerica has delegated portfolio management responsibilities of Alternative Strategies Fund to Pelagos and pays Pelagos a subadvisory fee at an annual rate of 0.40% of the average daily net assets of the Fund. Pursuant to a Subadvisory Agreement between SunAmerica and Pelagos with respect to the Alternative Strategies Subsidiary, SunAmerica has delegated portfolio management responsibilities of the Alternative Strategies Subsidiary to Pelagos and pays Pelagos a subadvisory fee at an annual rate of 0.40% of average daily net assets of the Alternative Strategies Subsidiary. Payments to Pelagos for its services are made by SunAmerica, not by the Fund. Pelagos has contractually agreed to waive the subadvisory fee it receives with respect to the Alternative Strategies Fund in an amount equal to the subadvisory fee paid by SunAmerica to Pelagos with respect to the Alternative Strategies Subsidiary. This waiver may not be terminated by Pelagos and will remain in effect for as long as Pelagos' contract with the Alternative Strategies Subsidiary is in place.

   Pursuant to the Subadvisory Agreement between SunAmerica and Wellington Management Company, LLP ("Wellington") (the "Global Trends Subadvisory Agreement"), SunAmerica has delegated portfolio management responsibilities of Global Trends Fund to Wellington and pays Wellington a subadvisory fee at an annual rate of 0.45% of the average daily net assets of the Fund

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2011 -- (CONTINUED)

   on the first $1 billion and 0.40% thereafter. Pursuant to a Subadvisory Agreement between SunAmerica and Wellington with respect to the Global Trends Subsidiary, SunAmerica has delegated portfolio management responsibilities of the Global Trends Subsidiary to Wellington and pays Wellington a subadvisory fee at an annual rate of 0.45% of average daily net assets of the Global Trends Subsidiary on the first $1 billion and 0.40% thereafter. Payments to Wellington for its services are made by SunAmerica, not by the Fund. Wellington has contractually agreed to waive the subadvisory fee it receives with respect to the Global Trends Fund in an amount equal to the subadvisory fee paid by SunAmerica to Wellington with respect to the Global Trends Subsidiary. This waiver may not be terminated by Wellington and will remain in effect for as long as Wellington's contract with the Global Trends Subsidiary is in place.

   SunAmerica has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to cap the Funds' annual Fund operating expense at the following percentages of each Fund's average daily net assets. Annual Fund operating expenses do not include extraordinary expenses as determined under generally accepted accounting principals, or acquired fund fees and expenses. The contractual expense waivers and fee reimbursements will continue in effect indefinitely, unless terminated by the Trustees, including a majority of the Disinterested Trustees. Any contractual waivers and/or reimbursements made by SunAmerica with respect to a Fund, with the exception of the Subsidiary management fee waiver, are subject to recoupment from that Fund for a period of two years after the occurrence of any such waivers or reimbursements, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the applicable expense limitations.

FUND                                     PERCENTAGE
----                                     ----------
2015 High Watermark Class A+............    1.40%
2015 High Watermark Class C+............    2.05
2015 High Watermark Class I+............    0.93
2020 High Watermark Class A.............    1.65
2020 High Watermark Class C.............    2.30
2020 High Watermark Class I.............    1.18
SunAmerica Alternative Strategies Class
 A......................................    1.72
SunAmerica Alternative Strategies Class
 C......................................    2.37
SunAmerica Alternative Strategies Class
 W......................................    1.52
SunAmerica Global Trends Class A........    1.85
SunAmerica Global Trends Class C........    2.50
SunAmerica Global Trends Class W........    1.65

--------
+ Prior to September 16, 2011 the expense limitations were 1.65%, 2.30% and 1.18% for Class A, C, and I, respectively.

   SunAmerica may also voluntarily waive fees and/or reimburse expenses, including to increase the investment return to the Fund's investors or, with respect to the 2020 High Watermark Fund, to prevent an Early Closure Condition from occurring, however, it is under no obligation to do so and may discontinue such voluntary waivers at any time. The exact amount of such waivers and/or reimbursements may change on a day-to-day basis. For the 2015 High Watermark Fund, SunAmerica voluntarily waived and or/reimbursed expenses in the amount of $975,525 through September 16, 2011. For the period ended October 31, 2011, SunAmerica voluntarily waived and/or reimbursed expenses in the amount of $112,486 for 2020 High Watermark Fund.

   For the period ended October 31, 2011, SunAmerica has contractually waived and/or reimbursed expenses as follows:

                                           OTHER
                                          EXPENSES
FUND                                     REIMBURSED
----                                     ----------
2015 High Watermark.....................  $     --
2020 High Watermark.....................     7,705
SunAmerica Alternative Strategies.......        --
SunAmerica Global Trends................   174,748

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2011 -- (CONTINUED)


                                         CLASS SPECIFIC
                                            EXPENSES
FUND                                       REIMBURSED
----                                     --------------
2015 High Watermark Class A.............    $32,714
2015 High Watermark Class C.............     26,435
2015 High Watermark Class I.............     92,751
2020 High Watermark Class A.............     57,836
2020 High Watermark Class C.............     31,837
2020 High Watermark Class I.............     89,352
SunAmerica Alternative Strategies Class
 A......................................         --
SunAmerica Alternative Strategies Class
 C......................................      3,842
SunAmerica Alternative Strategies Class
 W......................................      3,041
SunAmerica Global Trends Class A........     88,700
SunAmerica Global Trends Class C........     39,830
SunAmerica Global Trends Class W........     41,197

   For the period ended October 31, 2011, the amounts recouped by the Adviser are as follows:

                                             OTHER
                                            EXPENSES
FUND                                        RECOUPED
----                                     --------------
SunAmerica Alternative Strategies.......    $17,938

                                         CLASS SPECIFIC
                                            EXPENSES
FUND                                        RECOUPED
----                                     --------------
SunAmerica Alternative Strategies Class
 A......................................    $85,833
SunAmerica Alternative Strategies Class
 C......................................      6,355
SunAmerica Alternative Strategies Class
 W......................................      5,119

   As of October 31, 2011, the amount of expenses previously waived and/or reimbursed by SunAmerica during the prior two years that remain subject to recoupment are as follows:

                                           OTHER
                                          EXPENSES
FUND                                     REIMBURSED
----                                     ----------
2015 High Watermark.....................  $     --
2020 High Watermark.....................    15,454
SunAmerica Alternative Strategies.......        --
SunAmerica Global Trends................   174,748

                                         CLASS SPECIFIC
                                            EXPENSES
FUND                                       REIMBURSED
----                                     --------------
2015 High Watermark Class A.............    $ 87,193
2015 High Watermark Class C.............      71,446
2015 High Watermark Class I.............     208,316
2020 High Watermark Class A.............     119,249
2020 High Watermark Class C.............      63,913
2020 High Watermark Class I.............     165,480
SunAmerica Alternative Strategies Class
 A......................................          --
SunAmerica Alternative Strategies Class
 C......................................      12,201
SunAmerica Alternative Strategies Class
 W......................................       9,974
SunAmerica Global Trends Class A........      88,700
SunAmerica Global Trends Class C........      39,830
SunAmerica Global Trends Class W........      41,197

   The Trust, on behalf of each Fund, has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan on behalf of its Class A shares and Class C

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2011 -- (CONTINUED)

   shares (each a "Plan" and collectively, the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan" and the "Class C Plan." In adopting the Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan and Class C Plan, the Distributor receives payments from a Fund at an annual rate of 0.10% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated for include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Plan may exceed the Distributor's distribution costs as described above. The Plans further provide that the Class A and Class C shares of each Fund shall pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the average daily net assets of such class of shares for payments to broker-dealers for providing account maintenance activities. Accordingly, for the period ended October 31, 2011, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

   The Trust, on behalf of each High Watermark Fund, has entered into an Administrative and Shareholder Services Agreement with SACS, pursuant to which SACS is paid an annual fee of 0.25% of average daily net assets of Class I shares as compensation for providing administrative and shareholder services to Class I shareholders. For the period ended October 31, 2011, SACS earned fees (see Statement of Operations) based upon the aforementioned rates.

   The Trust, on behalf of the Alternative Strategies and Global Trends Funds, has entered into an Administrative and Shareholder Services Agreement with SACS, pursuant to which SACS is paid an annual fee of 0.15% of average daily net assets of Class W shares as compensation for providing administrative and shareholder services to Class W shareholders. For the period ended October 31, 2011, SACS earned fees (see Statement of Operations) based upon the aforementioned rates.

   SACS receives sales charges on each Fund's Class A shares, portions of which are reallocated to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A and Class C shares. SACS has advised the Funds that for the period ended October 31, 2011, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                  CLASS A                    CLASS A       CLASS C
                                   -------------------------------------- ------------- -------------
                                                                           CONTINGENT    CONTINGENT
                                    SALES     AFFILIATED   NON-AFFILIATED   DEFERRED      DEFERRED
FUND                               CHARGES  BROKER-DEALERS BROKER-DEALERS SALES CHARGES SALES CHARGES
----                               -------- -------------- -------------- ------------- -------------
2015 High Watermark............... $    268    $     --       $    168         $--         $  883
2020 High Watermark...............   68,647      24,486         33,208          --            172
SunAmerica Alternative Strategies.  855,401     144,666        591,891          60          9,009
SunAmerica Global Trends..........  476,412     207,316        200,844          --            519

   The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement SAFS performs certain shareholder account functions by assisting the Funds' transfer agent, State Street Bank and Trust Company in connection with the services that it offers to the shareholders of the Funds. The Service Agreement, which permits the Funds to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Trustees. For the period ended October 31, 2011, the Funds incurred the following expenses which are included in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2011 -- (CONTINUED)


                                            PAYABLE AT
FUND                            EXPENSES OCTOBER 31, 2011
----                            -------- ----------------
2015 High Watermark Class A.... $181,271     $14,360
2015 High Watermark Class C....  141,291      10,636
2015 High Watermark Class I....   50,076       3,938
2020 High Watermark Class A....   73,688       6,526
2020 High Watermark Class C....   33,927       2,976
2020 High Watermark Class I....   34,408       3,255
Alternative Strategies Class A.  711,676      71,069
Alternative Strategies Class C.   86,441      11,837
Alternative Strategies Class W.   73,911       9,115
Global Trends Class A..........   85,313      28,872
Global Trends Class C..........    6,081       2,938
Global Trends Class W..........    9,182       4,556

   At October 31, 2011, The Variable Annuity Life Insurance Company, an affiliate of SunAmerica, owned 100.0% and 98.7% of the outstanding shares of the 2015 High Watermark Fund Class I and the 2020 High Watermark Fund
   Class I, respectively.

   At October 31, 2011, the following affiliates owned a percentage of the outstanding shares of the Alternative Strategies Fund: Focused Balanced Strategy Portfolio and Focused Multi-Asset Strategy Portfolio, each a series of SunAmerica Series, Inc., owned 3.9% and 32.3% of the Class A shares, respectively.

   At October 31, 2011 the following affiliates owned a percentage of the outstanding shares of the Global Trends Fund: Focused Balanced Strategy Portfolio and Focus Multi-Asset Strategy Portfolio, each a series of SunAmerica Series, Inc., owned 14.2% and 35.1% of the Class A shares, respectively.

   On September 22, 2008, American International Group, Inc. ("AIG"), the ultimate parent of SAAMCo., entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C Preferred Stock was entitled to approximately 77.8% of the voting power of AIG's outstanding stock.

   On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock, which was then transferred to the U.S. Department of the Treasury, and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, and, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the United States Treasury held a majority of outstanding shares of AIG Common Stock.

Note 5. Purchases and Sales of Investment Securities

   The cost of purchases and proceeds from sales and maturities of long-term investments during the period ended October 31, 2011 were as follows:

                                      PURCHASES         SALES
                                    OF PORTFOLIO    OF PORTFOLIO
                                     SECURITIES      SECURITIES    PURCHASES OF    SALES
                                   (EXCLUDING U.S. (EXCLUDING U.S.     U.S.       OF U.S.
                                     GOVERNMENT      GOVERNMENT     GOVERNMENT   GOVERNMENT
FUND                                 SECURITIES)     SECURITIES)    SECURITIES   SECURITIES
----                               --------------- --------------- ------------ ------------
2015 High Watermark...............  $         --     $        --   $         -- $ 37,803,616
2020 High Watermark...............            --              --             --    1,874,185
SunAmerica Alternative Strategies.   109,501,054      92,743,564    273,569,905  313,874,306
SunAmerica Global Trends..........            --              --             --           --

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2011 -- (CONTINUED)


Note 6. Federal Income Taxes

   At October 31, 2011, the amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                                                    2015           2020            SUNAMERICA        SUNAMERICA
                                               HIGH WATERMARK HIGH WATERMARK ALTERNATIVE STRATEGIES GLOBAL TRENDS
                                                    FUND           FUND               FUND              FUND
-                                              -------------- -------------- ---------------------- -------------
Cost..........................................  $140,566,774   $56,399,552        $495,419,114      $252,169,384
                                                ============   ===========        ============      ============
Appreciation..................................    14,000,095    11,643,013           8,972,095                --
Depreciation..................................            --      (146,186)        (20,861,245)           (8,333)
                                                ------------   -----------        ------------      ------------
Unrealized appreciation (depreciation) -- net.  $ 14,000,095   $11,496,827        $(11,889,150)     $     (8,333)
                                                ============   ===========        ============      ============

   The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily due to taxable income from wholly owned foreign subsidiary, amortization of organizational costs, wash sales and derivative transactions.

                                            DISTRIBUTABLE EARNINGS             TAX DISTRIBUTIONS
                                   ---------------------------------------  ------------------------
                                                  FOR THE YEAR ENDED OCTOBER 31, 2011
                                   -----------------------------------------------------------------
                                                LONG-TERM      UNREALIZED
                                    ORDINARY  GAINS/CAPITAL   APPRECIATION   ORDINARY    LONG-TERM
FUND                                 INCOME   LOSS CARRYOVER (DEPRECIATION)   INCOME   CAPITAL GAINS
----                               ---------- -------------- -------------- ---------- -------------
2015 High Watermark............... $2,410,924  $(22,779,382)  $ 14,000,095  $2,831,655  $       --
2020 High Watermark...............  1,145,945   (22,999,216)    11,496,827   1,255,283          --
SunAmerica Alternative Strategies.  6,718,265    15,748,387    (10,504,603)  6,900,462   4,459,071
SunAmerica Global Trends..........  4,858,420       677,837     (6,163,790)         --          --

                                      TAX DISTRIBUTIONS
                                      FOR THE YEAR ENDED
                                       OCTOBER 31, 2010
                                   ------------------------
                                    ORDINARY    LONG-TERM
                                     INCOME   CAPITAL GAINS
-                                  ---------- -------------
2015 High Watermark............... $2,948,846      $--
2020 High Watermark...............  1,086,823       --
SunAmerica Alternative Strategies.    961,722       --

   For the period ended October 31, 2011, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to deconsolidation adjustments of the wholly owned foreign subsidiaries, derivative transactions, and disallowed stock issuance costs to the components of net assets as follows:

                                    ACCUMULATED      ACCUMULATED
                                   UNDISTRIBUTED  UNDISTRIBUTED NET
                                   NET INVESTMENT   REALIZED GAIN
                                   INCOME (LOSS)       (LOSS)       CAPITAL PAID-IN
-                                  -------------- ----------------- ---------------
2015 High Watermark...............   $      --      $         --      $        --
2020 High Watermark...............          --                --               --
SunAmerica Alternative Strategies.     618,009       (16,656,479)      16,038,470
SunAmerica Global Trends..........    (736,213)       (2,979,527)       3,715,740

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2011 -- (CONTINUED)


   As of October 31, 2011, for Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, and are available to offset future capital gains, if any:

                                                CAPITAL LOSS CARRYFORWARD+
                -                  ----------------------------------------------------
                                   2012 2013 2014 2015    2016        2017    2018 2019
-                                  ---- ---- ---- ---- ----------- ---------- ---- ----
2015 High Watermark............... $--  $--  $--  $--  $22,779,382 $       -- $--  $--
2020 High Watermark...............  --   --   --   --   21,684,791  1,314,425  --   --
SunAmerica Alternative Strategies.  --   --   --   --           --         --  --   --
SunAmerica Global Trends..........  --   --   --   --           --         --  --   --

+ On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. Except for the SunAmerica Global Trends Fund, which commenced operations on June 15, 2011, the changes are effective for taxable years beginning after the date of enactment. Under the Act, the funds will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment without expiration. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. As of October 31, 2011, SunAmerica Global Trends Fund is subject to the rules of the Act, however, no amounts represented within Note 6 are impacted.

   The Funds indicated below utilized capital loss carryforwards, which offset net taxable gains realized in the current period ended
   October 31, 2011.

                                       CAPITAL LOSS          CAPITAL LOSS
                                   CARRYFORWARD UTILIZED CARRYFORWARD EXPIRED
-                                  --------------------- --------------------
2015 High Watermark...............      $2,283,033               $--
2020 High Watermark...............         292,214                --
SunAmerica Alternative Strategies.              --                --
SunAmerica Global Trends..........              --                --

Note 7. Capital Share Transactions

   Transactions in capital shares of each class of each fund were as follows:

                                                               2015 HIGH WATERMARK FUND
                        ------------------------------------------------------------------------------------------------------
                                 CLASS A                   CLASS A                   CLASS C                   CLASS C
                        ------------------------  ------------------------  ------------------------  ------------------------
                                 FOR THE                   FOR THE                   FOR THE                   FOR THE
                               YEAR ENDED                YEAR ENDED                YEAR ENDED                YEAR ENDED
                            OCTOBER 31, 2011          OCTOBER 31, 2010          OCTOBER 31, 2011          OCTOBER 31, 2010
                        ------------------------  ------------------------  ------------------------  ------------------------
                          SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                        ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Shares
 sold..................         --  $         --     144,177  $  1,401,154          --  $         --     104,319  $  1,022,702

 Reinvested
 shares................    145,617     1,434,326     160,460     1,545,231      68,716       676,164      69,775       670,534
Shares
 redeemed.............. (1,804,356)  (18,293,231) (2,388,437)  (23,634,612) (2,036,166)  (20,450,330) (1,908,489)  (18,723,005)
                        ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease) (1,658,739) $(16,858,905) (2,083,800) $(20,688,227) (1,967,450) $(19,774,166) (1,734,395) $(17,029,769)
                        ==========  ============  ==========  ============  ==========  ============  ==========  ============

                                     2015 HIGH WATERMARK FUND
                        --------------------------------------------------
                                 CLASS I                   CLASS I
                        ------------------------  ------------------------
                                 FOR THE                   FOR THE
                               YEAR ENDED                YEAR ENDED
                            OCTOBER 31, 2011          OCTOBER 31, 2010
                        ------------------------  ------------------------
                          SHARES       AMOUNT       SHARES       AMOUNT
                        ----------  ------------  ----------  ------------
Shares
 sold..................         --  $         --      66,758  $    651,635

 Reinvested
 shares................     55,759       550,900      54,767       529,049
Shares
 redeemed..............   (511,679)   (5,183,515)   (557,128)   (5,489,843)
                        ----------  ------------  ----------  ------------
Net increase (decrease)   (455,920) $ (4,632,615)   (435,603) $ (4,309,159)
                        ==========  ============  ==========  ============

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2011 -- (CONTINUED)


                                                           2020 HIGH WATERMARK FUND
                        ---------------------------------------------------------------------------------------------
                               CLASS A                  CLASS A                 CLASS C                CLASS C
                        ---------------------  ------------------------  ---------------------  ---------------------
                               FOR THE                  FOR THE                 FOR THE                FOR THE
                              YEAR ENDED              YEAR ENDED               YEAR ENDED             YEAR ENDED
                           OCTOBER 31, 2011        OCTOBER 31, 2010         OCTOBER 31, 2011       OCTOBER 31, 2010
                        ---------------------  ------------------------  ---------------------  ---------------------
                         SHARES      AMOUNT      SHARES       AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                        --------  -----------  ----------  ------------  --------  -----------  --------  -----------
Shares
 sold..................  287,327  $ 2,542,192     821,041  $  7,014,490   158,661  $ 1,375,532   132,063  $ 1,127,390

 Reinvested
 shares................   77,892      637,161      72,147       576,451    23,586      192,461    19,856      158,449
Shares
 redeemed.............. (668,570)  (5,835,370) (1,571,648)  (13,378,165) (319,769)  (2,746,368) (389,489)  (3,204,181)
                        --------  -----------  ----------  ------------  --------  -----------  --------  -----------
Net increase (decrease) (303,351) $(2,656,017)   (678,460) $ (5,787,224) (137,522) $(1,178,375) (237,570) $(1,918,342)
                        ========  ===========  ==========  ============  ========  ===========  ========  ===========

                                    2020 HIGH WATERMARK FUND
                        -----------------------------------------------
                               CLASS I                  CLASS I
                        ---------------------  ------------------------
                               FOR THE                  FOR THE
                              YEAR ENDED              YEAR ENDED
                           OCTOBER 31, 2011        OCTOBER 31, 2010
                        ---------------------  ------------------------
                         SHARES      AMOUNT      SHARES       AMOUNT
                        --------  -----------  ----------  ------------
Shares
 sold..................  357,181  $ 3,229,742     421,805  $  3,574,335

 Reinvested
 shares................   46,030      376,527      32,975       263,803
Shares
 redeemed.............. (379,193)  (3,335,419)   (187,618)   (1,540,248)
                        --------  -----------  ----------  ------------
Net increase (decrease)   24,018  $   270,850     267,162  $  2,297,890
                        ========  ===========  ==========  ============

                                                        SUNAMERICA ALTERNATIVE STRATEGIES FUND
                        ------------------------------------------------------------------------------------------------------
                                  CLASS A                    CLASS A                   CLASS C                  CLASS C
                        --------------------------  ------------------------  ------------------------  ----------------------
                                  FOR THE                    FOR THE                   FOR THE                  FOR THE
                                YEAR ENDED                 YEAR ENDED                YEAR ENDED               YEAR ENDED
                             OCTOBER 31, 2011           OCTOBER 31, 2010          OCTOBER 31, 2011         OCTOBER 31, 2010
                        --------------------------  ------------------------  ------------------------  ----------------------
                           SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT       SHARES      AMOUNT
                        -----------  -------------  ----------  ------------  ----------  ------------  ---------  -----------
Shares
 sold..................  17,639,306  $ 197,392,648  13,342,647  $137,281,065   4,236,155  $ 46,913,179  1,765,497  $18,046,657

 Reinvested
 shares................     911,950      9,338,369      82,505       842,380      53,478       546,007         --           --
Shares
 redeemed.............. (13,699,818)  (148,445,082) (6,028,408)  (62,054,690) (1,099,376)  (11,778,058)  (722,341)  (7,331,667)
                        -----------  -------------  ----------  ------------  ----------  ------------  ---------  -----------
Net increase (decrease)   4,851,438  $  58,285,935   7,396,744  $ 76,068,755   3,190,257  $ 35,681,128  1,043,156  $10,714,990
                        ===========  =============  ==========  ============  ==========  ============  =========  ===========

                               SUNAMERICA ALTERNATIVE STRATEGIES FUND
                        ----------------------------------------------------
                                  CLASS W                    CLASS W
                        --------------------------  ------------------------
                                  FOR THE                    FOR THE
                                YEAR ENDED                 YEAR ENDED
                             OCTOBER 31, 2011           OCTOBER 31, 2010
                        --------------------------  ------------------------
                           SHARES        AMOUNT       SHARES       AMOUNT
                        -----------  -------------  ----------  ------------
Shares
 sold..................   5,000,611  $  55,441,623   1,986,657  $ 20,424,006

 Reinvested
 shares................       9,558         97,969       3,018        30,842
Shares
 redeemed..............  (2,916,070)   (31,379,666)   (708,319)   (7,248,848)
                        -----------  -------------  ----------  ------------
Net increase (decrease)   2,094,099  $  24,159,926   1,281,356  $ 13,206,000
                        ===========  =============  ==========  ============

                                       GLOBAL TRENDS FUND
            ------------------------------------------------------------------------
                     CLASS A                  CLASS C                 CLASS W
            ------------------------  ----------------------  ----------------------
                 FOR THE PERIOD           FOR THE PERIOD          FOR THE PERIOD
                 JUNE 15, 2011*           JUNE 15, 2011*          JUNE 15, 2011*
                     THROUGH                  THROUGH                 THROUGH
                OCTOBER 31, 2011         OCTOBER 31, 2011        OCTOBER 31, 2011
            ------------------------  ----------------------  ----------------------
              SHARES       AMOUNT       SHARES      AMOUNT      SHARES      AMOUNT
            ----------  ------------  ---------  -----------  ---------  -----------
Shares
 sold...... 14,291,034  $217,742,312  1,381,598  $21,065,626  2,288,932  $34,899,602

 Reinvested
 shares....         --            --         --           --         --           --
Shares
 redeemed..   (770,089)  (11,758,103)   (10,044)    (150,828)   (39,161)    (602,785)
            ----------  ------------  ---------  -----------  ---------  -----------
Net
 increase
 (decrease) 13,520,945  $205,984,209  1,371,554  $20,914,798  2,249,771  $34,296,817
            ==========  ============  =========  ===========  =========  ===========

--------
*  Commencement of operations.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2011 -- (CONTINUED)


Note 8. Line of Credit

   The Trust has established a $10 million committed secured line of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the higher of the Federal Funds Rate or London Interbank Offered Rate plus 125 basis points. There is also a commitment fee of 10 basis points per annum on the daily unused portion of the committed line of credit which is included in other expenses on the Statement of Operations. Prior to October 14, 2011, the commitment fee was 12.5 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the period ended October 31, 2011, the following Fund had borrowings:

                                          AVERAGE  WEIGHTED
                        DAYS     INTEREST   DEBT   AVERAGE
PORTFOLIO            OUTSTANDING CHARGES  UTILIZED INTEREST
---------            ----------- -------- -------- --------
2015 High Watermark.      1         $5    $121,266   1.48%

   At October 31, 2011, there were no borrowings outstanding.

Note 9. Interfund Lending Agreement

   Pursuant to exemptive relief granted by the Securities and Exchange Commission ("SEC"), the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the period ended October 31, 2011, none of the Funds participated in this program.

Note 10. Trustees Retirement Plan

   The Trustees have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the Disinterested Trustees. The Retirement Plan provides generally that a Trustee may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the "Adopting Funds"), or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an "Eligible Trustee"). Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

   As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and a Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee's account. The rights of any Participant to benefits under the Retirement Plan shall not be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

   Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Trustees from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2011 -- (CONTINUED)


Note 11. Transactions with Affiliates

   As discussed in Note 2, the Alternative Strategies Fund and Global Trends Fund each owned 100% of their respective Subsidiary. During the period ended October 31, 2011, the Alternative Strategies Fund and Global Trends Fund each recorded unrealized gain/(loss) on the investment in their respective Subsidiary as follows:

                                                                                                                 NET ASSETS
                                    NET ASSETS AT                REALIZED     SALES     DIVIDEND UNREALIZED        AS OF
CONSOLIDATED SUBSIDIARY            OCTOBER 31, 2010  PURCHASES  GAIN/(LOSS)  PROCEEDS    INCOME  GAIN/(LOSS)  OCTOBER 31, 2011
-----------------------            ---------------- ----------- ----------- ----------- -------- -----------  ----------------
SunAmerica Alternative Strategies
 Cayman Fund, Ltd.................   $90,778,713    $13,000,000 $2,392,445  $10,000,000   $--    $(1,572,791)   $94,598,367
SunAmerica Global Trends
 Cayman Fund, Ltd.................            --     51,638,000         --           --    --      4,388,051     56,026,051

Note 12. Investment Concentration

   The Funds may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the U.S. government. The Funds may also invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the government. These obligations may not be backed by the full faith and credit of the U.S. government. With respect to those instruments that are not backed by the full faith and credit of the U.S. government, the U.S. government may choose not to provide financial support to such government sponsored agencies or instrumentalities since it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund holding securities of such issuer might not be able to recover its investment from the U.S. government. As a result of the SunAmerica Alternative Strategies Funds' concentration in U.S. government agencies or instrumentalities, it may be subject to risks associated with the U.S. government. At the end of the period, the Alternative Strategies Fund had 42.6% of its total net assets invested in such securities.

        SUNAMERICA SPECIALTY SERIES
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of SunAmerica Specialty Series Funds:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for SunAmerica Alternative Strategies Fund and SunAmerica Global Trends Fund), including the portfolios of investments (consolidated portfolios of investments for SunAmerica Alternative Strategies Fund and SunAmerica Global Trends Fund), and the related statements of operations (consolidated statement of operations for SunAmerica Alternative Strategies Fund and SunAmerica Global Trends Fund) and of changes in net assets (consolidated statements of changes in net assets for SunAmerica Alternative Strategies Fund and SunAmerica Global Trends Fund) and the financial highlights (consolidated financial highlights for SunAmerica Alternative Strategies Fund and SunAmerica Global Trends Fund) present fairly, in all material respects, the financial position of each of the four funds constituting SunAmerica Specialty Series (hereafter referred to as the "Funds") at October 31, 2011, the results of each of their operations for the year or period then ended, the changes in each of their net assets for each of the two years in the period then ended and for the period June 15, 2011 (commencement of operations for the SunAmerica Global Trends Fund) through October 31, 2011 and the financial highlights for each of the periods indicated in the four years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2007 were audited by another independent registered public accounting firm whose report, dated December 19, 2007, expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Houston, Texas
December 28, 2011

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS

AT THE JUNE 14, 2011 BOARD MEETING

The Board of Trustees of the Trust, including the Trustees who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust or its separate series (each a "Fund" and collectively, the "Funds"), SunAmerica, Pelagos or Trajectory (Trajectory and Pelagos are referred collectively herein as the "Subadvisers") (the "Disinterested Trustees"), approved the continuation of the Investment Advisory and Management Agreement between the Trust, on behalf of the 2015 High Watermark Fund and the 2020 High Watermark Fund, and SunAmerica, and the Investment Advisory and Management Agreement between the Trust, on behalf of the Alternative Strategies Fund, and SunAmerica (each an "Advisory Agreement," and collectively, the "Advisory Agreements") for a one-year period ending June 30, 2012 at an in-person meeting held on June 14, 2011 (the "Meeting"). At the Meeting, the Board also approved the continuation of the Subadvisory Agreement among SunAmerica, Trajectory and the Trust with respect to the 2015 Fund and 2020 Fund, and the Subadvisory Agreement between SunAmerica and Pelagos with respect to the Alternative Strategies Fund, each for a one-year period ending June 30, 2012.

In accordance with Section 15(c) of the 1940 Act, the Board requested and SunAmerica and the Subadvisers provided materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreements and Subadvisory Agreements. These materials included (a) a summary of the services provided to the Funds by SunAmerica and its affiliates, and by the Subadvisers; (b) information independently compiled and prepared by Lipper, Inc. ("Lipper") on fees and expenses of the Funds, and the investment performance of the Funds as compared with a peer group and/or peer universe of funds, as applicable; (c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits; (d) a report on economies of scale; (e) information on SunAmerica's and the Subadvisers' risk management process; (f) a discussion on general compliance policies and procedures; (g) a summary of brokerage and soft dollar practices; and
(h) information about the key personnel of SunAmerica and its affiliates, and the Subadvisers, that are involved in the investment management, administration, compliance and risk management activities with respect to the Funds, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Advisory Agreements and Subadvisory Agreements, the Board, including the Disinterested Trustees, considered the following information:

Nature, Extent and Quality of Services Provided by SunAmerica, Pelagos and Trajectory. The Board, including the Disinterested Trustees, considered the nature, quality and extent of services to be provided by SunAmerica and the Subadvisers. The Board considered that SunAmerica would act as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, and compliance, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or trustees of the Trust without compensation. Finally, the Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including the Subadvisers. In addition to the quality of the advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Funds pursuant to the Advisory Agreements and noted that such services include (i) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing; (iii) organizing Board meetings and preparing the materials for such Board meetings; (iv) providing legal and compliance support; and (v) performing other administrative functions necessary for the operation of the Funds, such as tax reporting and fulfilling regulatory filing requirements.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds. The Board also reviewed the personnel responsible for providing advisory services to the Funds and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices. The Board concluded, based on their experience and interaction with SunAmerica, that: (i) SunAmerica is able to retain quality portfolio managers, analysts and other personnel; (ii) SunAmerica exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreements; (iii) SunAmerica had been responsive to requests of the Board; and (iv) SunAmerica had kept the Board apprised of developments relating to the Funds and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreements were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS -- (CONTINUED)


The Board also considered SunAmerica's reputation and relationship with the Funds and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2011, SunAmerica managed, advised and/or administered approximately $45.3 billion in assets. The Board also considered SunAmerica's code of ethics and its risk management process, and that it has developed internal procedures, adopted by the Board, for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Fund's prospectuses. Additionally, the Board considered SunAmerica's compliance and regulatory history.

The Board also considered the nature, quality and extent of subadvisory services provided by the Subadvisers. The Board observed that the Subadvisers are responsible for providing investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the Fund that each Subadviser manages, subject to the oversight and review of SunAmerica. The Board reviewed each Subadviser's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Funds, in addition to current and projected staffing levels and compensation practices and concluded, based on their experience with each Subadviser, that each
Subadviser: (i) is able to retain high quality portfolio managers and other investment personnel; (ii) exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreement; and (iii) had been responsive to requests of the Board and of SunAmerica. The Board considered that each Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' prospectuses. The Board also considered each Subadviser's code of ethics, compliance, regulatory history and risk management process. The Board noted that each Subadviser has not experienced any material regulatory or compliance problems nor have they been involved in any material litigation or administrative proceedings that would potentially impact their ability to effectively serve as subadvisers to the Funds. The Board concluded that the nature and extent of services to be provided by the Subadvisers under the Subadvisory Agreements were reasonable and appropriate in relation to the subadvisory fees and that the quality of services continues to be high.

Investment Performance. The Board, including the Disinterested Trustees, also considered the investment performance of SunAmerica and the Subadvisers with respect to the Funds. In connection with its review, the Board received and reviewed information regarding the investment performance of the Funds as compared to each Fund's peer universe ("Peer Universe") and/or peer group ("Peer Group") as independently determined by Lipper and to an appropriate index or combination of indices. The Board noted that the Lipper report did not include performance comparisons for the Trajectory Subadvised Funds' Peer Groups because of the limited number of funds in these Peer Groups. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Groups and Peer Universes. The Board also noted that it regularly reviews the performance of the Funds throughout the year. The Board noted that, while it monitors performance of the Funds closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

It was noted that performance information was for the periods ended March 31, 2011. The Board also noted that it regularly reviews the performance of the Funds throughout the year.

2015 High Watermark Fund and 2020 High Watermark Fund. The Board considered that the Funds' performance was below the median of their Peer Universe for the one-, three- and five- year periods. The Board also considered that the Funds underperformed their Lipper Index the one-, three- and five- year periods. The Board further considered that the High Watermark Funds have certain restrictions on their investment techniques in the master agreement that backs the payment undertaking on these Funds and that, due to these restrictions, the Funds' fixed income exposures were significantly higher than those of the funds in the respective Peer Universes, which can cause the Funds' relative rankings within the Peer Universes to change significantly from period to period. The Board therefore acknowledged the inherent limitations in comparing the High Watermark Funds to their respective Peer Universes, noting that while the Funds generally tailor their portfolios' risk level over time in a manner similar to ordinary target date funds, the Funds also seek to preserve principal and investment gains at the Funds' protected maturity dates and are therefore subject to restrictions in the master agreement that backs the payment undertaking. The Board concluded that the Funds' performance is satisfactory in light of all factors considered.

Alternative Strategies Fund. The Board considered that the Fund's performance was below the median of its Peer Group/Universe for the one- year period. The Board also considered that the Fund underperformed its Lipper Index the one-year period. The Board noted

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS -- (CONTINUED)

that the Fund had a relatively short performance history and acknowledged the inherent limitations in comparing the Fund to its respective Peer Group. In particular, the Board noted that the Peer Group for the Fund consisted of a mix of funds in the "flexible portfolio" and "global flexible" categories due to the relative lack of funds that share the Fund's unique investment strategies. The Board also considered that the Fund had performed well versus the Fund's blended benchmark since inception. The Board concluded that the Fund's performance is satisfactory in light of all factors considered.

Consideration of the Management Fee and Subadvisory Fees and the Cost of the Services and Profits to be Realized by SunAmerica and the Subadvisers and their Affiliates from the Relationship with the Funds. The Board, including the Disinterested Trustees, received and reviewed information regarding the fees to be paid by the Funds to SunAmerica pursuant to the Advisory Agreements and the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, the Subadvisers or their affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the management fee for each of the Funds, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for each Fund's Peer Group and/or Peer Universe as determined by Lipper, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Fund to SunAmerica, the Board reviewed a number of expense comparisons, including:
(i) contractual and actual management fees; and (ii) actual total operating expenses. In considering each Fund's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to the Funds. The Board also considered the voluntary fee waivers and/or expense reimbursements being made by SunAmerica with respect to the High Watermark Funds in order to prevent an Early Closure Condition, as defined in the Funds' prospectus, from occurring. The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements being made by SunAmerica with respect to the Funds are only reflected in the total expenses category of the Lipper reports, rather than also being reflected as specific management fee waivers in the actual management fees category of the Lipper reports. As a result, the Board took into account that the actual management fees presented by Lipper for the funds in the Peer Group and Peer Universe may appear lower on a relative basis. The Board then compared each Fund's net expense ratio to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of the management fee for the Funds. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds. The Board did not consider services and fees paid under investment advisory contracts that SunAmerica has with other registered investment companies or other types of clients with similar investment strategies to the Funds since SunAmerica informed the Board that there were no such funds or accounts.

The Board also received and reviewed information regarding the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. To assist in analyzing the reasonableness of the subadvisory fees, the Board received a report prepared independently by Lipper. The report showed comparative fee information of each Fund's Peer Group and/or Peer Universe that the Trustees used as a guide to help assess the reasonableness of the subadvisory fees. The Trustees noted that Peer Group and/or Peer Universe information as a whole was useful in assessing whether the Subadvisers were providing services at a cost that was competitive with other similar funds. The Trustees also considered that the subadvisory fees are paid by SunAmerica out of its management fee and not by the Funds, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid out by SunAmerica and the amount of the management fees which it retained. The Board did not consider services and fees paid under investment advisory contracts that the Subadvisers have with other registered investment companies or other types of clients with similar investment strategies to the Funds since the Subadvisers informed the Board that there were no such funds or accounts.

In connection with its renewal of the Subadvisory Agreement with respect to the High Watermark Funds, the Board was also asked to approve the continuation of an arrangement whereby SunAmerica agrees to pay a minimum annual fee to Trajectory (the "Minimum Fee Arrangement"). The Minimum Fee Arrangement was initially approved by the Board at its August 29, 2006 meeting, and continues in effect for successive annual periods ending October 31, upon mutual agreement of SunAmerica and Trajectory, and

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS -- (CONTINUED)

subject to approval by the Board, including a majority of the Disinterested Trustees. The Minimum Fee Arrangement, which is reflected in the Subadvisory Agreements, provides that SunAmerica pay Trajectory a minimum fee equal to the percentage of each of the High Watermark Fund's average daily net assets, accrued daily and payable monthly, at the following rates: 0.25% for the 2015 Fund; and 0.20% for the 2020 Fund. The Board noted that the Minimum Fee Arrangement provides for a reasonable allocation of fees among SunAmerica and Trajectory and would result in SunAmerica retaining less of the management fees. The Board further noted that the Minimum Fee Arrangement did not modify the services provided under the Subadvisory Agreement nor did it impact the fee payable by the Funds pursuant to the Advisory Agreement. The Board, including a majority of the Disinterested Trustees, approved the continuation of the Minimum Fee Arrangement for a one-year period ending October 31, 2012.

2015 High Watermark Fund and 2020 High Watermark Fund. The Board considered that the Funds' actual management fees were above the median of their Peer Group and Peer Universe. The Board also considered that the Funds' total expenses were above the median of their Peer Group and Peer Universe. The Board took into account management's discussions regarding the Funds' expenses.

Alternative Strategies Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board took into account management's discussions regarding the Funds' expenses.

Profitability. The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from its relationship with the Funds. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provided the Funds and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Funds on a Fund by Fund basis. In particular, the Board considered the contractual fee waivers and/or expense reimbursements agreed to by SunAmerica, and also considered the voluntary waivers and/or expense reimbursements being made by SunAmerica in connection with the High Watermark Funds.

The Board considered the profitability of SunAmerica under the Advisory Agreement, and considered the profitability of SunAmerica's affiliates under the Service Agreement, Rule 12b-1 Plans and Administrative and Shareholder Service Agreements. Additionally, the Board considered whether SunAmerica, the Subadvisers and their affiliates received any indirect benefits from the relationship with the Funds. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica, serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Funds. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also considered whether the Subadvisers had the financial resources necessary to attract and retain high quality investment management personnel and to continue to provide the high quality of services that it had provided to the Funds to date.

The Board concluded that SunAmerica and the Subadvisers had the financial resources necessary to perform their obligations under the Advisory Agreements and Subadvisory Agreements and to continue to provide the Funds with the high quality services that they had provided in the past. The Board also concluded that the management fee and subadvisory fees were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Disinterested Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Funds. The Board considered that as a result of being part of the SunAmerica fund complex, the Funds share common resources and may share certain expenses, and if the size of the complex increases, each Fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of SunAmerica as it adds labor and capital to expand the scale of operations. The Board further noted that SunAmerica has agreed to contractually cap the total annual operating expenses of each class of the Funds, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints or economies of scale. The Board concluded that the Funds' management fee

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS -- (CONTINUED)

structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreements, including whether the implementation of additional breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

The Board did not review specific information regarding whether there have been economies of scale with respect to the Subadvisers' management of the Funds because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreements.

Other Factors. In consideration of the Advisory Agreements and Subadvisory Agreements, the Board also received information regarding SunAmerica's and the Subadvisers brokerage and soft dollar practices. The Board considered that SunAmerica and the Subadvisers are responsible for decisions to buy and sell securities for the portfolios they manage, selection of broker-dealers and negotiation of commission rates. The Board also considered the benefits the Subadvisers derive from their soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to the Subadvisers in return for allocating brokerage, and noted that the Subadvisers have informed the Board that they do not presently pay commissions to soft dollar brokers.

Conclusion. After a full and complete discussion, the Board approved the Advisory Agreements and the Subadvisory Agreements, each for a one-year period ending June 30, 2012. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Trustees, was satisfied that the terms of the Advisory Agreements and Subadvisory Agreements were fair and reasonable and in the best interests of the Funds and the Funds' shareholders. In arriving at a decision to approve the Advisory Agreements and Subadvisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Disinterested Trustees were also assisted by the advice of independent counsel in making this determination.

AT THE MARCH 1, 2011 BOARD MEETING

The Board of the Trust, including the Disinterested Trustees, approved the Investment Advisory and Management Agreement between the Trust, on behalf of the Global Trends Fund, and SunAmerica (the "Global Trends Advisory Agreement") for an initial term ending June 30, 2012 at an in-person meeting held on March 1, 2011 (the "March Meeting"). At the March Meeting, the Board also approved the Subadvisory Agreement between SunAmerica and Wellington with respect to the Global Trends Fund (the "Wellington Subadvisory Agreement"), for an initial term ending June 30, 2012.

In accordance with Section 15(c) of the 1940 Act, the Board requested and SunAmerica and Wellington provided materials relating to the Board's consideration of whether to approve the Global Trends Advisory Agreement and Global Trends Subadvisory Agreement. These materials included (a) a summary of the services to be provided to the Global Trends Fund by SunAmerica and its affiliates, and by Wellington; (b) information independently compiled and prepared by Lipper on the proposed fees and expenses of the Global Trends Fund as compared with a peer group of funds; (c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits;
(d) a report on economies of scale; (e) information on SunAmerica's and Wellington's risk management process; (f) a discussion on general compliance policies and procedures; (g) a summary of brokerage and soft dollar practices; and (h) a discussion of the key personnel of SunAmerica and its affiliates, and Wellington, that would be involved in the investment management, administration, compliance and risk management activities with respect to the Global Trends Fund, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the Advisory Agreement and Subadvisory Agreement, the Board, including the Disinterested Trustees, considered the following information:

Nature, Extent and Quality of Services Provided by SunAmerica and Wellington. The Board, including the Disinterested Trustees, considered the nature, quality and extent of services to be provided by SunAmerica and Wellington. The Board considered that SunAmerica would act as investment manager and adviser to the Global Trends Fund, manage the daily business affairs of the Global Trends Fund and obtain and evaluate economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica would provide office space, accounting, legal, compliance, clerical and administrative services and has authorized any of its officers and employees, if elected, to serve as officers or trustees of the Trust

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS -- (CONTINUED)

without compensation. Additionally, the Board considered that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including Wellington. In addition to the anticipated quality of the advisory services, the Board considered the anticipated quality of the administrative and non-investment advisory services to be provided by SunAmerica to the Global Trends Fund pursuant to the Global Trends Advisory Agreement and noted that such services would include
(i) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing; (iii) organizing Board meetings and preparing the materials for such Board meetings; (iv) providing legal and compliance support; and (v) performing other administrative functions necessary for the operation of the Global Trends Fund, such as tax reporting and fulfilling regulatory filing requirements.

In connection with the services to be provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, legal and compliance departments and concluded that they were adequate to meet the needs of the Global Trends Fund. The Board also reviewed the personnel who would be responsible for providing advisory services to the Global Trends Fund and the other key personnel of SunAmerica. The Board concluded, based on its experience and interaction with SunAmerica, that
SunAmerica: (i) has the ability to retain quality portfolio managers and other personnel; (ii) would exhibit a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Global Trends Advisory Agreement; (iii) has been responsive to requests of the Board; and (iv) would keep the Board apprised of developments relating to the Global Trends Fund and the industry in general. The Board concluded that the nature and extent of services to be provided under the Global Trends Advisory Agreement were reasonable and appropriate in relation to the management fee and that the Board expects the quality of services will be high.

The Board also considered SunAmerica's reputation and considered the benefit to shareholders of investing in a fund that is part of a family of funds (the "SunAmerica Funds") offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of January 31, 2011, SunAmerica managed, advised and/or administered approximately $43.9 billion in assets. The Board also considered SunAmerica's code of ethics and risk management process, and that it has developed internal procedures, adopted by the Board, for monitoring compliance with the investment objectives, policies and restrictions of the SunAmerica Funds as set forth in each such fund's prospectus and that many of these same procedures would be used in monitoring compliance with respect to the Global Trends Fund.

The Board also considered the nature, quality and extent of services to be provided by Wellington. Specifically, the Board observed that Wellington would be responsible for providing investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the Global Trends Fund. The Board reviewed Wellington's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals, and then reviewed the personnel that will be responsible for providing subadvisory services to the Global Trends Fund and concluded, based on the in-depth discussion with the Wellington representatives and the diligence conducted by management, that Wellington: (i) has the ability to retain high quality portfolio managers and other investment personnel; (ii) would exhibit a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreement; and (iii) has been and would continue to be responsive to requests of the Board and of SunAmerica. The Board further noted that Wellington has developed internal policies and procedures that will be utilized in complying with the investment objectives, policies and restrictions of the Global Trends Fund. The Board also considered Wellingtons' code of ethics and compliance and regulatory history, and concluded that the nature and extent of services to be provided by Wellington under the Subadvisory Agreement were reasonable and appropriate in relation to the subadvisory fee and that the Board expects the quality of services will be high.

Consideration of the Management Fee and Subadvisory Fee and the Cost of the Services and Profits to be Realized by SunAmerica and Wellington and their Affiliates from the Relationship with the Global Trends Fund. The Board, including the Disinterested Trustees, received and reviewed information regarding the fees to be paid by Specialty Series, on behalf of the Global Trends Fund, to SunAmerica pursuant to the Global Trends Advisory Agreement and the fees to be paid by SunAmerica to Wellington pursuant to the Wellington Subadvisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, Wellington or their affiliates in connection with providing such services to the Global Trends Fund.

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS -- (CONTINUED)


To assist in analyzing the reasonableness of the management fee for the Global Trends Fund, the Board received reports independently prepared by Lipper. The reports contained comparative fee and expense information with respect to the Global Trends Fund (which was based on estimated expense amounts) and a representative group of funds as determined by Lipper (the "peer group"). In considering the reasonableness of the management fee to be paid by the Global Trends Fund to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual advisory fees, and (ii) actual total operating expenses. In considering the Global Trend Fund's projected total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica. The Board compared the Global Trend Fund's net expense ratio to those of other funds within its peer group as a guide to help assess the reasonableness of the Global Trend Fund's management fee. The Board acknowledged that it was difficult to make precise comparisons with other funds in the peer group since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds. The Board did not consider services and fees paid under the investment advisory contracts that SunAmerica has with other registered investment companies or other types of clients since SunAmerica informed the Board that there were no such registered investment companies or other types of clients with investment strategies similar to the Global Trends Fund.

The Board also received and reviewed information regarding the subadvisory fee to be paid by SunAmerica to Wellington pursuant to the Wellington Subadvisory Agreement. The Board also considered that the subadvisory fee will be paid by SunAmerica out of its management fee and not by the Global Trends Fund. The Board further considered the amount of subadvisory fee to be paid out by SunAmerica and the amount of the management fees that it would retain. The Board did not consider services and fees paid under the investment advisory or subadvisory contracts that Wellington has with other registered investment companies or other types of clients since Wellington informed the Board that there were no such registered investment companies or other types of clients with investment strategies similar to the Fund.

The Board noted that it did not receive information regarding the profitability of SunAmerica, its affiliates, or Wellington because the Global Trends Fund had not yet commenced operations and the Advisory Agreement and Subadvisory Agreement were not yet in effect.

The Board noted that it had reviewed financial statements and/or other reports from Wellington and considered whether Wellington had the financial resources necessary to attract and retain high quality investment management personnel and to provide high quality services to the Global Trends Fund.

The Board concluded that SunAmerica and Wellington had the resources necessary to perform their obligations under the Global Trends Advisory Agreement and the Wellington Subadvisory Agreement, respectively, and to provide the Global Trends Fund with high quality services that the Board expects. The Board also concluded that the management fee and subadvisory fee were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Disinterested Trustees, did not review specific information regarding whether shareholders would benefit from economies of scale with respect to the Global Trends Fund as the Global Trends Fund has not yet commenced operations.

Other Factors. In consideration of the Global Trends Advisory Agreement and the Wellington Subadvisory Agreement, the Board also received information regarding Wellington's brokerage and soft dollar practices. The Board considered that Wellington would be responsible for decisions to buy and sell securities for the Global Trends Fund, selection of broker-dealers and negotiation of commission rates. The Board also considered the potential benefits that Wellington may derive from soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to Wellington in return for allocating brokerage.

Conclusion. After a full and complete discussion, the Board approved the Global Trends Advisory Agreement and the Wellington Subadvisory Agreement, each for an initial term ending June 30, 2012. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Trustees, was satisfied that the terms of the Global Trends Advisory Agreement and Wellington

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS -- (CONTINUED)

Subadvisory Agreement were fair and reasonable and in the best interests of the Global Trends Fund and the Global Trends Fund's shareholders. In arriving at a decision to approve the Global Trends Advisory Agreements and Wellington Subadvisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Disinterested Trustees were also assisted by the advice of independent counsel in making this determination.

        SUNAMERICA SPECIALTY SERIES
        TRUSTEE AND OFFICER INFORMATION -- (UNAUDITED)

The following table contains basic information regarding the Trustees who oversee operations of the Funds and other investment companies within the Fund complex.

                                                                                    NUMBER OF
                       POSITION       TERM OF                                        FUNDS IN
       NAME,           HELD WITH    OFFICE AND                                     FUND COMPLEX
    ADDRESS AND       SUNAMERICA     LENGTH OF         PRINCIPAL OCCUPATIONS       OVERSEEN BY       OTHER DIRECTORSHIPS
        AGE*            COMPLEX    TIME SERVED(4)       DURING PAST 5 YEARS         TRUSTEE(1)        HELD BY TRUSTEE(2)
--------------------- ------------ --------------  ------------------------------  ------------ -------------------------------

DISINTERESTED TRUSTEES

Dr. Judith L. Craven  Trustee      2004-present    Retired.                            85       Director, Belo Corp. (1992 to
Age: 66                                                                                         present); Director, Sysco
                                                                                                Corp. (1996 to present);
                                                                                                Director, Luby's, Inc. (1998
                                                                                                to present).

William F. Devin      Trustee      2004-present    Retired.                            85       Director, Boston Options
Age: 72                                                                                         Exchange (2001 to present).

Stephen J. Gutman     Trustee      2004-present    Vice President and Associate        37       None
Age: 68                                            Broker, Corcoran Group (real
                                                   estate) (2003 to present);
                                                   President and Member of
                                                   Managing Directors, Beau
                                                   Brummell Soho, LLC (licensing
                                                   of menswear specialty
                                                   retailing and other
                                                   activities) (1988 to present).

William J. Shea       Trustee      2004-present    Executive Chairman, Lucid,          37       Chairman of the Board, Royal
Age: 63                                            Inc. (medical technology and                 and SunAlliance U.S.A., Inc.
                                                   information); Managing                       (2004 to 2006); Director,
                                                   Partner, DLB Capital, LLC                    Boston Private Financial
                                                   (private equity) (2006 to                    Holdings (2004 to present).
                                                   present).                                    Chairman, Demoulas
                                                                                                Supermarkets (1999 to present).

Richard W. Grant      Trustee      Effective       Retired.                            37       None
Age: 66               Chairman of  March 1, 2011   Prior to that, attorney and
                      the Board                    partner at Morgan Lewis &
                                                   Bockius LLP (1989 to 2011)

INTERESTED TRUSTEE
Peter A. Harbeck(3)   Trustee      2004-present    President, CEO and Director,        85       None
Age: 57                                            SunAmerica (1995 to present);
                                                   Director, SunAmerica Capital
                                                   Services, Inc. ("SACS") (1993
                                                   to present); Chairman, Advisor
                                                   Group, Inc. (2004 to present).

OFFICERS
John T. Genoy         President    2007-present    Chief Financial Officer,            N/A      N/A
Age: 43                                            SunAmerica (2002 to present);
                                                   Senior Vice President,
                                                   SunAmerica (2003 to present);
                                                   Chief Operating Officer,
                                                   SunAmerica (2006 to present).

Donna M. Handel       Treasurer    2004-present    Senior Vice President,              N/A      N/A
Age: 45                                            SunAmerica (2004 to present);
                                                   Vice President, SunAmerica
                                                   (1997 to 2004).

Gregory N. Bressler   Secretary    2005-present    Senior Vice President and           N/A      N/A
Age: 44               and Chief                    General Counsel, SunAmerica
                      Legal                        (2005 to Present); Vice
                      Officer                      President and Director of U.S.
                                                   Asset Management Compliance,
                                                   Goldman Sachs Asset
                                                   Management, L.P. (2004 to
                                                   2005).

James Nichols         Vice         2006-present    Director, President and CEO,        N/A      N/A
Age: 45               President                    SACS (2006 to present); Senior
                                                   Vice President, SACS (2002 to
                                                   2006); Senior Vice President
                                                   SunAmerica (2002 to present).

        SUNAMERICA SPECIALTY SERIES
        TRUSTEE AND OFFICER INFORMATION -- (UNAUDITED) (CONTINUED)

                                                                                              NUMBER OF
                      POSITION       TERM OF                                                   FUNDS IN
       NAME,          HELD WITH    OFFICE AND                                                FUND COMPLEX
    ADDRESS AND       SUNAMERICA    LENGTH OF               PRINCIPAL OCCUPATIONS            OVERSEEN BY
        AGE*           COMPLEX    TIME SERVED(4)            DURING PAST 5 YEARS               TRUSTEE(1)
--------------------- ----------- --------------  ------------------------------------------ ------------

Katherine Stoner      Chief       June 2011 to    Vice President, SunAmerica Asset               N/A
Age: 55               Compliance  Present         Management Corp. (May 2011 to
                      Officer                     Present); Vice President, The Variable
                                                  Annuity Life Insurance Company
                                                  ("VALIC") and Western National Life
                                                  Insurance Company ("WNL") (2006 to
                                                  Present); Deputy General Counsel and
                                                  Secretary, VALIC and WNL (2007 to
                                                  Present); Vice President, VALIC
                                                  Financial Advisors, Inc. and VALIC
                                                  Retirement Services Company (2010 to
                                                  Present).

Timothy Pettee        Vice        2004-present    Chief Investment Officer, SunAmerica           N/A
Age: 53               President                   (2003 to present)

Gregory R. Kingston   Vice        2004-present    Vice President, SunAmerica (2001 to            N/A
Age: 45               President                   present)
                      and
                      Assistant
                      Treasurer

Nori L. Gabert        Vice        2004-present    Vice President and Deputy General              N/A
Age: 58               President                   Counsel, SunAmerica (2005-present);
                      and                         Vice President and Associate General
                      Assistant                   Counsel, SunAmerica (2002-2005).
                      Secretary

Matthew J. Hackethal  Anti-Money  2006-present    Chief Compliance Officer, SunAmerica           N/A
Age: 39               Laundering                  (2006 to present); Vice President, Credit
                      Compliance                  Suisse Asset Management (2001 to
                      Officer                     2006); Chief Compliance Officer, Credit
                                                  Suisse Alternative Funds (2005 to 2006);
                                                  Chief Compliance Officer Credit Suisse
                                                  Asset Management Securities, Inc. (2004
                                                  to 2005).


       NAME,
    ADDRESS AND              OTHER DIRECTORSHIPS
        AGE*                  HELD BY TRUSTEE(2)
--------------------- -----------------------------------

Katherine Stoner      Director, American General
Age: 55               Distributors, Inc. (2006 to 2011).











Timothy Pettee        N/A
Age: 53

Gregory R. Kingston   N/A
Age: 45




Nori L. Gabert        N/A
Age: 58




Matthew J. Hackethal  N/A
Age: 39






--------
* The business address for each Trustee is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1) The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the Trust (6 funds), the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (3 funds), SunAmerica Income Funds (4 funds), SunAmerica Series, Inc. (11 portfolios), Anchor Series Trust, Inc. (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (35 portfolios), VALIC Company I (33 portfolios), VALIC Company II (15 funds), Seasons Series Trust (21 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), and SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund).
(2) Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.
(3) Interested Trustee, as defined within the Investment Company Act of 1940, because he or she is an officer and a director of the Adviser and a director of the principal underwriter of the Trust.
(4) Trustees serve until their successors are duly elected and qualified, subject to the Trustee's retirement plan as discussed in Note 10 of the financial statements. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Trustees is contained in the Statement of Additional Information which is available without charge by calling (800) 858-8850.

        SUNAMERICA SPECIALTY SERIES
        SHAREHOLDER TAX INFORMATION -- OCTOBER 31, 2011 -- (UNAUDITED)

Certain tax information regarding SunAmerica Specialty Series is required to be provided to shareholders based upon each Fund's income and distributions for the taxable period ended October 31, 2011. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year end December 31, 2011. The information necessary to complete your income tax returns will be included with your Form 1099-DIV to be received under separate cover in early 2012.

During the period ended October 31, 2011, the Funds paid the following long-term capital gain dividends per share along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations.

                                              NET LONG-   QUALIFYING % FOR THE
                                                TERM         70% DIVIDENDS
                                            CAPITAL GAINS  RECEIVED DEDUCTION
                                            ------------- --------------------
 2015 High Watermark Class A...............     $  --             -- %
 2015 High Watermark Class C...............        --              --
 2015 High Watermark Class I...............        --              --
 2020 High Watermark Class A...............        --              --
 2020 High Watermark Class C...............        --              --
 2020 High Watermark Class I...............        --              --
 SunAmerica Alternative Strategies Class A.      0.12              --
 SunAmerica Alternative Strategies Class C.      0.12              --
 SunAmerica Alternative Strategies Class W.      0.12              --
 SunAmerica Global Trends Class A..........        --              --
 SunAmerica Global Trends Class C..........        --              --
 SunAmerica Global Trends Class W..........        --              --

For the period ended October 31, 2011, none of the dividends paid by the Funds are subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED)

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the SunAmerica Specialty Series Funds' portfolios to a similar investment in an index or indices. Please note that "inception," as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the SunAmerica Specialty Series Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

2015 HIGH WATERMARK FUND

For the annual period ended October 31, 2011, Class A shares of the 2015 High Watermark Fund returned 1.88% (before maximum sales charge), underperforming the Fund's benchmark, the Dow Jones U.S. Target Maturity 2015 Index*, which returned 6.73% for the same period.

Over the past year, all eyes have been on Europe, whose sovereign debt crisis has threatened the stability of global markets. In the U.S. during the first half of the period, the Federal Reserve's $600 billion QE2 bond-buying program was a continuation of its actions aimed at stimulating the domestic economy.

During the second half of the annual period, U.S. Treasury markets rallied, despite a downgrade of the U.S. debt rating by Standard & Poor's. September 2011 saw a record low U.S. government bond yield for 5-year notes at 0.79%. Five-year Treasuries posted a 4.28% total return over the annual period, as measured by the Citigroup 5-Year On-the-Run Treasury Index.+

Equity markets were volatile for the annual period, posting strong gains for the first half of the period and then dropping during the late summer months. However, they ended the annual period on a high note with the S&P 500 Index** returning 10.93% during the month of October -- its best monthly return in almost 20 years. For the entire annual period, the S&P 500 Index returned 8.09%.

The proprietary methodology used by Trajectory Asset Management, LLC ("Trajectory"), the Fund's subadviser, continued to result in a very low level of equity exposure for the Fund during the annual period. Equity exposure was gained through the use of S&P 500 Index futures. This minimal equity exposure benefited the Fund during the declining equity markets toward the end of the annual period. As the equity markets rallied in the earlier and later portion of the period, however, this minimal equity exposure detracted from Fund performance. A continued low interest rate environment precluded the Fund's methodology from increasing equity exposure during the annual period and, in September 2011, an Early Closure Condition required the Fund to irrevocably allocate its assets to its fixed income portfolio.

As a result of the Fund's considerable exposure to shorter maturity U.S. government securities, its performance was more sensitive to performance of the U.S. Treasury market and was only minimally affected by performance of the equity market.

The performance of the Fund's benchmark was influenced by performance of the equity, fixed income and cash markets, with fixed income accounting for over 60% of the benchmark's weighting. The Fund's exposure to shorter maturity government securities and minimal equity exposure led the Fund to underperform its benchmark.

--------
Past performance is no guarantee of future results.

* The Dow Jones U.S. Target Maturity 2015 Index is part of a series of balanced indexes with risk profiles that become more conservative over time. The index allocates among stocks, bonds and cash on a monthly basis to hit predefined risk levels. The U.S. Target index series consists of six Dow Jones equity indexes, three AMBAC bond indexes and the one-to-three month T-bill index. You may not invest directly in the Dow Jones U.S. Target Maturity 2015 Index and, unlike the Fund, benchmarks do not incur fees and expenses.

+ The Citigroup 5-Year On-the-Run Treasury Index is an unmanaged index that computes returns for the current Treasury Notes with a maturity of 5 years or less. Treasury Notes are fixed income securities whose interest and principal payments are backed by the full faith and credit of the U.S. government.

** The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in 2015 High Watermark Fund Class A shares would have increased to $12,824. The same amount invested in securities mirroring the performance of the Dow Jones Target Maturity 2015 Index would be valued at $15,064.

                                     [CHART]

                   2015 High Watermark            Dow Jones Target Maturity
                       Fund Class A/#/                        2015 Index
                  ----------------------          --------------------------
  6/04                   $9,425                           $10,000
  6/04                    9,453                            10,057
  7/04                    9,293                             9,856
  8/04                    9,482                             9,941
  9/04                    9,585                            10,101
 10/04                    9,736                            10,244
 11/04                    9,877                            10,512
 12/04                   10,236                            10,771
  1/05                   10,121                            10,624
  2/05                   10,179                            10,727
  3/05                    9,950                            10,601
  4/05                    9,978                            10,488
  5/05                   10,350                            10,800
  6/05                   10,407                            10,928
  7/05                   10,522                            11,171
  8/05                   10,608                            11,190
  9/05                   10,503                            11,185
 10/05                   10,198                            11,005
 11/05                   10,503                            11,269
 12/05                   10,583                            11,343
  1/06                   10,748                            11,592
  2/06                   10,748                            11,601
  3/06                   10,700                            11,667
  4/06                   10,739                            11,680
  5/06                   10,436                            11,482
  6/06                   10,417                            11,505
  7/06                   10,544                            11,520
  8/06                   10,875                            11,741
  9/06                   11,139                            11,883
 10/06                   11,382                            12,115
 11/06                   11,646                            12,335
 12/06                   11,619                            12,318
  1/07                   11,705                            12,440
  2/07                   11,652                            12,514
  3/07                   11,673                            12,562
  4/07                   12,005                            12,779
  5/07                   12,155                            12,968
  6/07                   11,887                            12,840
  7/07                   11,770                            12,648
  8/07                   11,952                            12,785
  9/07                   12,284                            13,003
 10/07                   12,552                            13,181
 11/07                   12,316                            12,998
 12/07                   12,243                            12,975
  1/08                   11,891                            12,745
  2/08                   11,774                            12,584
  3/08                   11,809                            12,543
  4/08                   11,751                            12,849
  5/08                   11,645                            12,985
  6/08                   11,317                            12,470
  7/08                   11,282                            12,448
  8/08                   11,446                            12,651
  9/08                   11,259                            11,946
 10/08                   10,825                            10,761
 11/08                   11,247                            10,647
 12/08                   11,606                            11,025
  1/09                   11,464                            10,650
  2/09                   11,416                            10,196
  3/09                   11,761                            10,582
  4/09                   11,618                            11,188
  5/09                   11,475                            11,450
  6/09                   11,392                            11,528
  7/09                   11,404                            12,020
  8/09                   11,499                            12,291
  9/09                   11,571                            12,598
 10/09                   11,606                            12,456
 11/09                   11,820                            12,773
 12/09                   11,501                            12,872
  1/10                   11,682                            12,839
  2/10                   11,742                            13,043
  3/10                   11,622                            13,339
  4/10                   11,730                            13,581
  5/10                   11,911                            13,286
  6/10                   12,117                            13,149
  7/10                   12,274                            13,556
  8/10                   12,455                            13,452
  9/10                   12,516                            13,913
 10/10                   12,588                            14,114
 11/10                   12,455                            14,133
 12/10                   12,197                            14,357
  1/11                   12,271                            14,454
  2/11                   12,209                            14,669
  3/11                   12,185                            14,725
  4/11                   12,345                            14,987
  5/11                   12,517                            15,069
  6/11                   12,480                            14,943
  7/11                   12,677                            14,972
  8/11                   12,849                            14,795
  9/11                   12,824                            14,459
 10/11                   12,824                            15,064

                       Class A            Class C            Class I
                  ------------------ ------------------ ------------------
                  Average            Average            Average
   2015 High      Annual  Cumulative Annual  Cumulative Annual  Cumulative
Watermark Fund#   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     (4.02)%    1.88%    0.16%     1.16%    2.31%     2.31%
--------------------------------------------------------------------------
5 Year Return       1.21%   12.67%    1.76%     9.14%    2.89%    15.32%
--------------------------------------------------------------------------
10 Year Return        N/A      N/A      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*    3.44%   36.06%    3.63%    29.98%    3.88%    29.04%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 06/25/04; Class C: 06/25/04; Class I: 02/18/05
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2011, the 2015 High Watermark
Class A returned (4.02)%, compared to 6.73% for the Dow Jones Target Maturity 2015 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

2020 HIGH WATERMARK FUND

For the annual period ended October 31, 2011, Class A shares of the 2020 High Watermark Fund returned 7.76% (before maximum sales charge), outperforming the Fund's benchmark, the Dow Jones U.S. Target Maturity 2020 Index*, which returned 7.32% for the same period.

Over the past year, all eyes have been on Europe, whose sovereign debt crisis has threatened the stability of global markets. In the U.S. during the first half of the annual period, the Federal Reserve's $600 billion QE2 bond-buying program was a continuation of its actions aimed at stimulating the domestic economy.

During the second half of the annual period, U.S. Treasury markets rallied, despite a downgrade of the U.S. debt rating by Standard & Poor's. September 2011 saw a record low U.S. government bond yield for 10-year notes at 1.72%. Over the entire annual period, 10-year Treasuries posted a 7.81% return, as measured by the Citigroup 10-Year Treasury Index.+

Equity markets were volatile for the annual period, posting strong gains for the first half of the annual period and then dropping during the late summer months. However, they ended the annual period on a high note with the S&P 500 Index** returning 10.93% during the month of October. For the annual period overall, the S&P 500 Index returned 8.09%.

The proprietary methodology used by Trajectory Asset Management, LLC, the Fund's subadviser, continued to result in a very low level of equity exposure for the Fund during the annual period. Equity exposure was gained through the use of S&P 500 Index futures. This minimal equity exposure benefited the Fund during the declining equity markets toward the end of the annual period. As the equity markets rallied in the earlier and later portion of the period, however, this minimal equity exposure detracted from Fund performance. A continued low interest rate environment precluded the Fund's methodology from increasing equity exposure during the annual period.

As a result of the Fund's considerable exposure to U.S. government securities, its performance was more sensitive to performance of the U.S. Treasury market and was only minimally affected by performance of the equity market.

The Fund outperformed its benchmark during the annual period given the strong performance of U.S. Treasury securities held by the Fund.

--------
Past performance is no guarantee of future results.

* The Dow Jones U.S. Target Maturity 2020 Index is part of a series of balanced indexes with risk profiles that become more conservative over time. The index allocates among stocks, bonds and cash on a monthly basis to hit predefined risk levels. The U.S. Target index series consists of six Dow Jones equity indexes, three AMBAC bond indexes and the one-to-three month T-bill index. You may not invest directly in the Dow Jones U.S. Target Maturity 2020 Index and, unlike the Fund, benchmarks do not incur fees and expenses.

+ The Citigroup 10-Year Treasury Index is an unmanaged index that computes returns for the current Treasury Notes with a maturity of 10 years or less. Treasury Notes are fixed income securities whose interest and principal payments are backed by the full faith and credit of the U.S. government.

** The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in 2020 High Watermark Fund Class A shares would be valued at $11,960. The same amount invested in securities mirroring the performance of the Dow Jones Target Maturity 2020 Index would be valued at $15,040.

                                    [CHART]

                      2020 High Watermark              Dow Jones Target
                        Fund Class A/#/              Maturity 2020 Index
                      -------------------            --------------------
    6/04                    $ 9,425                       $10,000.00
    6/04                      9,444                        10,063.76
    7/04                      9,246                         9,799.36
    8/04                      9,425                         9,863.40
    9/04                      9,529                        10,049.22
   10/04                      9,698                        10,203.40
   11/04                      9,896                        10,544.17
   12/04                     10,274                        10,838.41
    1/05                     10,217                        10,643.50
    2/05                     10,283                        10,782.18
    3/05                     10,055                        10,641.54
    4/05                     10,084                        10,471.26
    5/05                     10,521                        10,828.44
    6/05                     10,607                        10,971.78
    7/05                     10,711                        11,294.66
    8/05                     10,806                        11,285.58
    9/05                     10,645                        11,307.06
   10/05                     10,321                        11,101.99
   11/05                     10,654                        11,427.72
   12/05                     10,802                        11,494.16
    1/06                     10,938                        11,833.45
    2/06                     10,986                        11,831.86
    3/06                     10,821                        11,966.53
    4/06                     10,772                        11,993.14
    5/06                     10,442                        11,717.84
    6/06                     10,471                        11,741.20
    7/06                     10,607                        11,706.04
    8/06                     10,977                        11,947.29
    9/06                     11,317                        12,105.98
   10/06                     11,638                        12,399.63
   11/06                     11,949                        12,654.94
   12/06                     11,893                        12,661.20
    1/07                     11,957                        12,838.57
    2/07                     11,914                        12,864.18
    3/07                     11,904                        12,938.32
    4/07                     12,356                        13,223.97
    5/07                     12,549                        13,503.83
    6/07                     12,226                        13,343.70
    7/07                     12,022                        13,052.50
    8/07                     12,248                        13,193.09
    9/07                     12,646                        13,458.11
   10/07                     12,905                        13,659.60
   11/07                     12,700                        13,341.79
   12/07                     12,524                        13,302.97
    1/08                     11,950                        12,936.50
    2/08                     11,676                        12,719.82
    3/08                     11,616                        12,667.55
    4/08                     11,831                        13,060.83
    5/08                     11,831                        13,264.16
    6/08                     11,174                        12,603.77
    7/08                     11,031                        12,579.54
    8/08                     11,318                        12,808.76
    9/08                     10,578                        11,969.19
   10/08                      9,240                        10,534.38
   11/08                      9,778                        10,245.23
   12/08                     10,435                        10,601.23
    1/09                      9,826                        10,135.55
    2/09                      9,778                         9,576.05
    3/09                     10,240                        10,030.66
    4/09                      9,851                        10,768.32
    5/09                      9,631                        11,066.40
    6/09                      9,680                        11,134.47
    7/09                      9,717                        11,702.30
    8/09                      9,863                        12,014.33
    9/09                     10,058                        12,372.71
   10/09                     10,009                        12,165.17
   11/09                     10,191                        12,528.54
   12/09                      9,737                        12,720.61
    1/10                      9,935                        12,612.98
    2/10                      9,972                        12,870.63
    3/10                      9,811                        13,273.05
    4/10                      9,985                        13,549.70
    5/10                     10,270                        13,116.01
    6/10                     10,641                        12,858.95
    7/10                     10,728                        13,347.68
    8/10                     11,199                        13,147.37
    9/10                     11,174                        13,757.90
   10/10                     11,100                        14,014.64
   11/30                     11,038                        14,069.14
   12/31                     10,557                        14,430.68
    1/31                     10,557                        14,563.01
    2/28                     10,544                        14,846.11
    3/31                     10,532                        14,922.68
    4/30                     10,671                        15,220.52
    5/31                     10,962                        15,260.80
    6/30                     10,861                        15,105.04
    7/31                     11,240                        15,050.55
    8/31                     11,885                        14,734.30
    9/30                     12,188                        14,233.99
   10/31                     11,960                        15,040.30



                       Class A            Class C            Class I
                  ------------------ ------------------ ------------------
                  Average            Average            Average
   2020 High      Annual  Cumulative Annual  Cumulative Annual  Cumulative
Watermark Fund#   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return       1.52%    7.76%     6.02%    7.02%    8.30%     8.30%
--------------------------------------------------------------------------
5 Year Return     (0.63)%    2.77%   (0.12)%  (0.61)%    0.99%     5.06%
--------------------------------------------------------------------------
10 Year Return        N/A      N/A       N/A      N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*    2.46%   26.90%     2.65%   21.19%    2.65%    19.18%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 06/25/04; Class C: 06/25/04; Class I: 02/18/05
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2011, the 2020 High Watermark
Class A returned 1.52%, compared to 7.32% for the Dow Jones Target Maturity 2020 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA ALTERNATIVE STRATEGIES FUND

For the year ended October 31, 2011, Class A shares of the SunAmerica Alternative Strategies Fund returned 5.48% (before maximum sales charge), outperforming the Alternative Strategies Blended Benchmark, a blended benchmark composed of approximately 33% each of the S&P GSCI Light Energy TR Index, HFRX Equal Weighted Strategies Index and S&P Diversified Trends Indicator (DTI). This blended benchmark returned -0.69% for the annual period. The Fund underperformed the S&P 500 Index, a broad-based equity market index, which returned 8.09% for the same period.*

The Fund provides investors with exposure to commodities, hedge funds and managed futures. In pursuing these strategies, the Fund makes extensive use of derivatives, including commodity-linked notes, hedge fund-linked notes, futures and options. With respect to the Fund's use of futures, the Fund may invest in futures as part of its strategy to gain commodity or hedge fund exposure, and also employs futures extensively as part of its managed futures strategy. In connection with the Fund's managed futures strategy, the Fund may take long or short positions in futures. A long position will benefit from an increase in price of the underlying managed futures instruments, while a short position will benefit from a decrease in price of the underlying futures instruments.

During the annual period, the commodities markets were affected by the sovereign debt crisis in Europe and the tightening of monetary policy in China, which had implications for commodity demand. In addition, the events in Libya impacted the oil markets during the period because Libyan crude was no longer available. These events, which contributed to slowing global growth estimates, were cushioned by tight supplies, particularly in crude oil.

The Fund's commodity component began the annual period by trailing the S&P GSCI Light Energy TR Index, its corresponding benchmark component, since the Fund obtained its commodity exposure primarily through a commodity-linked note that provided exposure to the S&P GSCI Index. Notably, during the month of December 2010, the S&P Light Energy TR Index returned 10.63% due in large part to its strong-performing agriculture commodities, which caused it to outperform the S&P GSCI Index during that period.

In 2011, the sum of the events introduced additional volatility into the commodity markets. The rise in crude oil prices, a result of the loss of Libyan crude, drove the S&P GSCI Light Energy TR Index to a 19.82% return in the first four months of the annual period. In September 2011, however, commodity price levels collapsed, demonstrated by the S&P GSCI Light Energy TR Index returning -13.69% that month. October then brought a sharp rebound as the S&P GSCI Light Energy TR Index returned 7.24% for the month.

During the annual period, the Fund had investments in commodity-linked notes written against both the S&P GSCI Light Energy TR Index and the S&P GSCI Index. The net impact of these investments gave the Fund an overweight to the Energy component relative to the S&P GSCI Light Energy TR Index. This positioning contributed to performance over the annual period. The Fund's hedged exposure to Energy, obtained through the purchase of crude oil options, also benefited the portfolio during the energy sell-offs in August and September, but proved detrimental to performance as the commodity market staged a strong rally in October. An underweight to Industrial Metals during the annual period also contributed to the Fund's performance.

In addition to the global macro events discussed previously, the performance of the Fund's hedge fund component was also affected by an increase in volatility. The CBOE Volatility Index (VIX), a leading measure of U.S. market volatility, spiked to 48 in August 2011 after averaging 18 in the preceding November 2010 - July 2011 period. Meanwhile, Eurozone volatility, as expressed by the VSTOXX Index, averaged 23 during the same 9-month period. As concerns over sovereign debt and bank solvency issues intensified, the VSTOXX spiked to 49.5 in August 2011 and 53.5 in September 2011.+

Given this climate, the Fund's short exposure to European equity index futures during the annual period enhanced returns in its hedge fund component. The Fund's long exposure to both the VIX and VSTOXX, U.S. and European volatility index futures, also contributed to returns in the hedge fund component during the August and September sell-off as increased fear in equity markets led both index futures to increase in value.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)


With respect to the managed futures component of the Fund, the confluence of events during the annual period proved challenging. Many medium-term trends gave signals counter to the ones their longer-term counterparts did prior to the acceleration of the sovereign debt crisis in August. Longer-term trends were difficult to establish, as those longer-term trends that had previously been influenced by the quantitative easing programs were overcome by the sovereign debt crisis and the end of QE2. Bullish trends in commodity prices and equity index futures, rampant since the announcement of QE2, were maturing prior to the sharp sell-off of August and September 2011. In addition, foreign exchange relationships proved vulnerable to central bank policy. However, the extreme price action in Japan created by the tsunami in March allowed for opportunistic positioning as the market sold-off dramatically in the wake of this devastating event, and then rebounded to a normal trend.

Given this environment, the managed futures component benefited from short exposures to the S&P 500, Euro Stoxx 50 and DAX Equity Index, and long exposures to the volatility index futures. Short positions in copper and nickel enhanced returns, as did a long position in the Nikkei 225 Index after the tsunami in Japan.** In contrast, the Fund's bearish views on the U.S. treasury markets, which were expressed through the use of bond index futures, did not play out during the period, as the price of 10-year and 30-year U.S. Treasuries remained on an upward path for most of the period.

The Fund's holdings in high quality, short-term fixed income securities also contributed to overall performance. The Barclays Capital U.S. 1-3 Year Government Bond Index,++ which is representative of the Fund's fixed income positions, delivered a positive return of 1.07% for the twelve months ended October 31, 2011. The Fund's fixed income holdings helped augment returns, particularly during the sovereign debt crisis and the associated flight to quality.

The Fund's underperformance versus the S&P 500 is due to the lower correlation between the Fund's investments and the broad equity markets. That is, the Fund and broad-based equity markets perform differently.

During the annual period overall, the Fund's commodity positioning versus the S&P GSCI Light Energy TR Index, detracted from the Fund's performance versus the blended benchmark. However, this underperformance was offset by both the hedge fund component and the managed futures component, which outperformed their respective benchmark components and contributed to the outperformance of the total Fund versus the blended benchmark.

--------
Past performance is no guarantee of future results. Diversification does not guarantee a profit or protect against a loss.

* The S&P GOLDMAN SACHS COMMODITY INDEX (GSCI) LIGHT ENERGY TOTAL RETURN (TR) INDEX is a sub-index of the S&P Goldman Sachs Commodity Index (GSCI) and tracks the performance of commodity futures using the same conventions as the S&P GSCI. The S&P GSCI Light Energy TR Index uses 1/4 of the S&P GSCI contract production weights for the energy components. The S&P GSCI is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities including, but not limited to, Agriculture, Energy, Non-Energy, Industrial Metals, Precious Metals, Softs, and Livestock. The returns are calculated on a fully collateralized basis with full reinvestment. The combination of these attributes provides investors with a representative and realistic picture of realizable returns attainable in the commodities markets. Individual components qualify for inclusion in the S&P GSCI on the basis of liquidity and are weighted by their respective world production quantities. The principles behind the construction of the index are public and designed to allow easy and cost-efficient investment implementation. The HEDGE FUND RESEARCH (HFRX) EQUAL WEIGHTED STRATEGIES INDEX is calculated by equally weighting these eight hedge strategies with fixed weights for each strategy; convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The S&P'S DIVERSIFIED TRENDS INDICATOR ("S&P DTI") is a diversified composite of commodity and financial futures designed to provide exposure to major global market trends. The S&P DTI is a composite of 24 highly liquid futures grouped into 14 sectors, evenly

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

weighted between financials and physical commodities. The S&P 500 INDEX is Standard & Poor's 500 Composite Stock Price Index, a widely-recognized, unmanaged index of common stock prices.

+ The CHICAGO BOARD OPTIONS EXCHANGE (CBOE) VOLATILITY INDEX (VIX) shows the market's expectation of 30-day volatility. It is constructed using the implied volatilities of the S&P 500 index call and put options to derive the implied volatility of a hypothetical 30-day at-the-money option. Because options are estimates of future prices, the VIX is meant to be forward looking and is used as a measure of market risk. The VIX is seen as a gauge of investor complacency or fear. A low VIX represents complacency and often signals a market top; while a high VIX represents excessive fear and is often indicative of a market bottom. As a general rule, VIX readings below 20 equate to less stressful and complacent markets. VIX readings above 30 reflect fear and uncertainty in the market. The EURO STOXX 50 VOLATILITY INDEX (VSTOXX) does not measure implied volatilities of at-the-money EURO STOXX 50 options, but the implied variance across all options of a given time to expiry. The main index VSTOXX is designed as a rolling index at a fixed 30 days to expiry that is achieved through linear interpolation of the two nearest of the eight available sub-indices. The VSTOXX and its eight sub-indices are updated every five seconds. The VSTOXX is calculated on the basis of eight expiry months with a maximum time to expiry of two years.

** The EURO STOXX 50 INDEX is a market capitalization-weighted index of 50 blue chip stocks from 12 supersector leader countries that participate in the European Monetary Union: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. It is licensed to financial institutions to serve as underlying for a wide range of investment products such as Exchange Traded Funds (ETF), Futures and Options, and structured products worldwide. The DAX(R) EQUITY INDEX is a total return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The equities use free float shares in the index calculation. The NIKKEI 225 INDEX is a price-weighted index comprised of Japan's top 225 blue chip companies (called the First Section) that are listed in the Tokyo Stock Exchange. It is equivalent to the Dow Jones Industrial Average Index in the U.S.

++ The BARCLAYS CAPITAL U.S. 1-3 YEAR GOVERNMENT BOND INDEX consists of securities in the U.S. Government Index with a maturity from 1 up to (but not including) 3 years. Securities issued by the U.S. Government (i.e., securities in the Treasury and Agency Indices). Inclusions: Public obligations of the U.S. Treasury with a remaining maturity of one year or more. Publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government.

Indices are not managed and an investor cannot invest directly in an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in SunAmerica Alternative Strategies Fund Class A shares would be valued at $10,457. The same amount invested in securities mirroring the performance of Blended S&P GSCI Light Energy TR Index (33%), Hedge Fund Research Equal Weighted Strategies Index (33%) and S&P Diversified Trends Indicator (33%) and the S&P 500 Index would be valued at $10,028 and $13,864, respectively.

                                   [CHART]

               Blended S&P GSCI Light
               Energy TR Index (33%),
                Hedge Fund Research
             Equal Weighted Strategies
                   Index (33%) and            SunAmerica
               S&P Diversified Trends         Alternative         S&P 500
                   Indicator (33%)         Strategies Class A/#/   Index
             ----------------------------   ----------------     --------
  11/08                  $10,000                $9,425            $10,000
  11/08                    9,632                 9,133              9,306
  12/08                    9,286                 8,935              9,405
   1/09                    9,138                 8,586              8,612
   2/09                    8,991                 8,294              7,695
   3/09                    8,982                 8,558              8,369
   4/09                    8,943                 8,718              9,170
   5/09                    9,531                 9,293              9,683
   6/09                    9,398                 9,284              9,702
   7/09                    9,487                 9,406             10,436
   8/09                    9,518                 9,425             10,813
   9/09                    9,620                 9,510             11,217
  10/09                    9,742                 9,632             11,008
  11/09                    9,950                 9,802             11,668
  12/09                    9,929                 9,771             11,894
   1/10                    9,574                 9,544             11,466
   2/10                    9,731                 9,705             11,821
   3/10                    9,776                 9,828             12,535
   4/10                    9,829                 9,942             12,733
   5/10                    9,426                 9,488             11,716
   6/10                    9,402                 9,478             11,102
   7/10                    9,550                 9,601             11,880
   8/10                    9,431                 9,478             11,344
   9/10                    9,805                 9,733             12,356
  10/10                   10,097                 9,942             12,827
  11/10                   10,009                 9,875             12,828
  12/10                   10,590                10,223             13,686
   1/11                   10,752                10,457             14,010
   2/11                   10,942                10,535             14,490
   3/11                   11,040                10,672             14,496
   4/11                   11,212                10,837             14,925
   5/11                   10,908                10,457             14,756
   6/11                   10,579                10,106             14,510
   7/11                   10,679                10,291             14,215
   8/11                   10,580                11,237             13,443
   9/11                    9,885                11,452             12,498
  10/11                   10,028                10,457             13,864



                             Class A            Class C            Class W
                        ------------------ ------------------ ------------------
                        Average            Average            Average
SunAmerica Alternative  Annual  Cumulative Annual  Cumulative Annual  Cumulative
  Strategies Fund#      Return   Return+   Return   Return+   Return   Return+
----------------------  ------- ---------- ------- ---------- ------- ----------
1 Year Return           (0.58)%    5.48%    3.87%    4.87%     5.73%     5.73%
--------------------------------------------------------------------------------
5 Year Return               N/A      N/A      N/A      N/A       N/A       N/A
--------------------------------------------------------------------------------
10 Year Return              N/A      N/A      N/A      N/A       N/A       N/A
--------------------------------------------------------------------------------
Since Inception*          1.51%   10.95%    2.88%    8.86%     3.75%    11.64%
--------------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 11/04/08; Class C: 11/04/08; Class W: 11/04/08
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2011, the SunAmerica Alternative Strategies Fund Class A returned (0.58)%, compared to (0.69)% for the Blended S&P GSCI Light Energy TR Index (33%), Hedge Fund Research Equal Weighted Strategies Index (33%) and S&P Diversified Trends Indicator (33%) and 8.09% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA GLOBAL TRENDS FUND

Since the inception of the Fund on June 15, 2011, through October 31, 2011, Class A shares of the SunAmerica Global Trends Fund returned 3.00% (before maximum sales charge), outperforming a blended benchmark composed of 50% MSCI All Country World Index (Net) and 50% Citigroup World Government Bond Index (hedged).* The blended benchmark returned -0.96% for the same period. The MSCI All Country World Index, a broad-based equity market index, returned -5.41%, also for the same period.

The Fund's investment strategy involves investing in futures instruments that provide exposure to ten asset classes, including asset classes within the global equity and fixed income markets, commodities, and currencies. The portfolio management team utilizes rules-based indicators and technical analysis to allocate and adjust the Fund's exposure to these ten asset classes depending on the positive or negative signals identified for each, and thus the Fund's investment exposure to an asset class will fluctuate during the period depending on these signals.

Global equities plummeted early in the period as escalating global growth concerns, challenges in Europe, and mixed economic data combined to trigger a significant rise in risk aversion. Risk was amplified early in the period as Standard & Poor's (S&P) downgraded the U. S. government's long-term credit rating from AAA to AA+, unleashing a spike in market volatility as investors grappled with the potential global implications of this action. However, global equities soared in October, marking their best monthly gain in years as investors' risk appetites increased after corporate earnings were stronger than expected and the European Union (EU) summit concluded with a plan to address the debt crisis, albeit with few details.

Global government fixed income markets ended the period in positive territory as yields across most developed markets continued to fall on concerns about a renewed global slowdown and deterioration in the European sovereign-credit crisis. Although the European Central Bank hiked rates higher in July, major central banks developed a more cautious tilt as the quarter progressed and expectations about global growth were scaled back. Despite S&P's downgrade of the U.S. government's long-term credit rating, both U.S. Treasuries and German bunds gained as fears of another global economic contraction supported strong demand in these safe-haven securities.

Commodity markets were mixed during the period. Concerns about an economic slowdown and high inventories hindered energy and industrial metals; meanwhile, gold rose during the period providing a safe haven in this environment of continuing loose global monetary policy. The Fund's exposure to commodities during the period was the largest contributor to returns. Gold contributed the most to performance over the annual period. The Fund's exposure to sugar also contributed to performance.

Early in the period, both U.S. and non-U.S. fixed income markets looked healthy and the Fund's fixed income exposure contributed to performance. However, later in the period, the trends became overextended so the Fund decreased its exposure to the fixed income markets, which was beneficial. Measured over the entire period, the Fund's exposure to U.S. and non-U.S. fixed income markets contributed to performance.

The Fund utilizes forward currency contracts to gain exposure to emerging market currencies. Many emerging market currencies experienced steep losses in July, August, and September of 2011. The Fund's exposure was modest during this period; however these modest exposures detracted from performance. Following these significant declines, the Fund began to opportunistically invest in several emerging market currencies in October 2011, which proved beneficial. Overall during the annual period, the Fund's currency exposures were the largest detractors from performance.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)


In aggregate, the Fund had limited exposure to both the U.S. and non-U.S. equity markets during the period. This positioning proved beneficial in light of the global equity pullback during July and August of 2011; however, the Fund did not participate significantly in the October rally that followed. Nonetheless, the short-term rallies in October did not change the Fund's view of the equity markets as unhealthy. While the Fund did attempt to opportunistically participate in these short-term rallies, during an unhealthy market the Fund's exposure remained limited. Overall, the Fund's equity exposure detracted from performance.




--------
Past performance is no guarantee of future results. Diversification does not guarantee a profit or protect against a loss.

* The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX
(ACWI) (NET) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The CITIGROUP WORLD GOVERNMENT BOND INDEX
(WGBI) (HEDGED) is a market capitalization-weighted bond index consisting of the government bond markets of 23 developed countries. Country eligibility in the WGBI is determined by market size, credit and barriers-to-entry requirement criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of US$25 million. Indices are not managed and an investor cannot invest directly in an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in the SunAmerica Global Trends Fund Class A shares would be valued at $9,705. The same amount invested in securities mirroring the performance of the Blended MSCI All Country World Index (50%) and the Citigroup World Government Bond Index (WGBI) (hedged) (50%) and the MSCI All Country World Index would be valued at $9,904 and $9,459, respectively.

                                   [CHART]

                SunAmerica Global       SunAmerica Global          MSCI All
                 Trends Blended           Trends Fund           Country World
                     Index                  Class A/#/              Index
              ---------------------    -------------------    -----------------
   6/15/11           $10,000                  $9,422               $10,000
   6/30/11            10,159                   9,485                10,347
   7/31/11            10,122                   9,655                10,178
   8/31/11             9,846                   9,585                 9,435
   9/30/11             9,435                   9,460                 8,544
  10/31/11             9,904                   9,705                 9,459

                        Class A            Class C            Class W
                   ------------------ ------------------ ------------------
                   Average            Average            Average
SunAmerica Global  Annual  Cumulative Annual  Cumulative Annual  Cumulative
  Trends Fund      Return   Return+   Return   Return+   Return   Return+
-----------------  ------- ---------- ------- ---------- ------- ----------
1 Year Return        N/A       N/A      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------
5 Year Return        N/A       N/A      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------
10 Year Return       N/A       N/A      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------
Since Inception*     N/A     3.00%      N/A     2.60%      N/A     3.07%
---------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 06/15/11; Class C: 06/15/11; Class W: 06/15/11 # For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund.

For the period of June 15, 2011 through October 31, 2011, the SunAmerica Global Trends Fund Class A returned 3.00%, (cumulative return excludes sales load) compared to (0.96)% for the Blended MSCI All Country World Index (50%) and the Citigroup World Government Bond Index (WGBI) (hedged) (50%) and (5.41)% for the MSCI All Country World Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum sales charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

[LOGO] SunAmerica
       Mutual Funds

HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992

DIRECTORS/TRUSTEES                       OTHER INFORMATION                          This report is submitted solely for the
 Richard W. Grant                        The most recent annual and/or quar-        general information of shareholders of
 Dr. Judith L. Craven                    terly report of Prudential Financial,      the Funds. Distribution of this report
 William F. Devin                        Inc. and Prudential Global Funding,        to persons other than shareholders of
 Stephen J. Gutman                       Inc. is available without charge by call-  the Funds is authorized only in con-
 Peter A. Harbeck                        ing (800) 858-8850.                        nection with a currently effective pro-
 William J. Shea                                                                    spectus, setting forth details of the
                                         VOTING PROXIES ON FUND PORTFOLIO           Funds, which must precede or accom-
OFFICERS                                 SECURITIES                                 pany this report.
 John T. Genoy, President and Chief      A description of the policies and proce-
   Executive Officer                     dures that the Trust uses to determine     DELIVERY OF SHAREHOLDER DOCUMENTS
 Donna M. Handel, Treasurer              how to vote proxies related to securities  The Funds have adopted a policy that
 James Nichols, Vice President           held in a Fund's portfolio, which is       allows them to send only one copy of a
 Gregory N. Bressler, Chief Legal        available in the Trust's Statement of      Fund's prospectus, proxy material,
   Officer and Secretary                 Additional Information, may be ob-         annual report and semi-annual report
 Nori L. Gabert, Vice President and      tained without charge upon request, by     (the "shareholder documents") to
   Assistant Secretary                   calling (800) 858-8850. The in-            shareholders with multiple accounts
 Katherine Stoner, Vice President and    formation is also available from the       residing at the same "household." This
   Chief Compliance Officer              EDGAR database on the U.S. Secu-           practice is called householding and
 Gregory R. Kingston, Vice President     rities and Exchange Commission's           reduces Fund expenses, which benefits
   and Assistant Treasurer               website at http://www.sec.gov.             you and other shareholders. Unless the
 Kathleen Fuentes, Assistant Secretary                                              Funds receive instructions to the con-
 John E. McLean, Assistant Secretary     PROXY VOTING RECORD ON FUND                trary, you will only receive one copy of
 Shawn Parry, Assistant Treasurer        PORTFOLIO SECURITIES                       the shareholder documents. The Funds
 Matthew J. Hackethal, Anti-Money        Information regarding how the Trust        will continue to household the share-
   Laundering Compliance Officer         voted proxies related to securities held   holder documents indefinitely, until we
                                         in the Funds during the most recent        are instructed otherwise. If you do not
INVESTMENT ADVISER                       twelve month period ended June 30 is       wish to participate in householding
 SunAmerica Asset Management Corp.       available, once filed with the U.S.        please contact Shareholder Services at
 Harborside Financial Center             Securities and Exchange Commission,        (800) 858-8850 ext. 6010 or send a
 3200 Plaza 5                            without charge, upon request, by call-     written request with your name, the
 Jersey City, NJ 07311-4992              ing (800) 858-8850 or on the U.S.          name of your fund(s) and your account
                                         Securities and Exchange Commission         number(s) to SunAmerica Mutual
DISTRIBUTOR                              website at http://www.sec.gov.             Funds c/o BFDS, P.O. Box 219186,
 SunAmerica Capital Services, Inc.                                                  Kansas City MO, 64121-9186. We
 Harborside Financial Center             DISCLOSURE OF QUARTERLY PORTFOLIO          will resume individual mailings for
 3200 Plaza 5                            HOLDINGS                                   your account within thirty (30) days of
 Jersey City, NJ 07311-4992              The Trust is required to file its com-     receipt of your request.
                                         plete schedule of portfolio holdings
SHAREHOLDER SERVICING AGENT              with the U.S. Securities and Exchange
 SunAmerica Fund Services, Inc.          Commission for its first and third fiscal
 Harborside Financial Center             quarters on Form N-Q. The Trust's
 3200 Plaza 5                            Forms N-Q are available on the U.S.
 Jersey City, NJ 07311-4992              Securities and Exchange Commission
                                         website at www.sec.gov. You can also
CUSTODIAN AND TRANSFER AGENT             review and obtain copies of the Forms
 State Street Bank and Trust Company     N-Q at the U.S. Securities and Ex-
 P.O. Box 5607                           change Commission Public Reference
 Boston, MA 02110                        Room in Washington DC (informa
                                         tion on the operation of the Public
                                         Reference Room may be obtained by
                                         calling 1-800-SEC-0330).

                                    [GRAPHIC]


GO PAPERLESS!!

DID YOU KNOW THAT YOU HAVE THE OPTION TO
RECEIVE YOUR SHAREHOLDER REPORTS ONLINE?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.
Why Choose Electronic Delivery?

IT'S QUICK -- Fund documents will be received faster than via traditional mail.

IT'S CONVENIENT -- Elimination of bulky documents from personal files.

IT'S COST EFFECTIVE -- Reduction of your Fund's printing and mailing costs.

TO SIGN UP FOR ELECTRONIC DELIVERY, FOLLOW
THESE SIMPLE STEPS:

                   1   GO TO
                       WWW.SUNAMERICAFUNDS.COM

                   2
                       CLICK ON THE LINK TO "GO PAPERLESS!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.sunamericafunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

[LOGO]


FOR INFORMATION ON RECEIVING THIS REPORT ONLINE, SEE INSIDE BACK COVER.


Distributed by: SunAmerica Capital Services, Inc.

This fund report must be preceded by or accompanied by a prospectus.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.sunamericafunds.com. Read the prospectus carefully before investing.

HWANN-10/11

Item 2.  Code of Ethics

         SunAmerica Specialty Series ("the registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2011, there were no reportable amendments, waivers or implicit waivers to a provision of the code of ethics that applies to the registrant's Principal Executive and Principal Accounting Officers.

Item 3.  Audit Committee Financial Expert.

         The registrant's Board of Trustees has determined that William J. Shea, the Chairman of the registrant's Audit Committee, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR. Mr. Shea is considered to be "independent" for purposes of
         Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

         (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountants were as follows:

                                                      2010       2011
         (a) Audit Fees............................. $86,765   $116,437
         (b) Audit-Related Fees..................... $     0   $      0
         (c) Tax Fees............................... $     0   $      0
         (d) All Other Fees......................... $     0   $      0

         Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings.

         Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                                      2010       2011
         (b) Audit-Related Fees.................... $      0   $      0
         (c) Tax Fees.............................. $      0   $      0
         (d) All Other Fees........................ $      0   $      0

     (e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

         (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Not applicable.

     (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provide ongoing services to the registrant for 2010 and 2011 were $91,425 and $91,846, respectively.

     (h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Investments.

         Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a - 101), or this Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

         (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

         (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the
         Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Specialty Series

By:  /s/ John T. Genoy
     --------------------------
     John T. Genoy
     President

Date: January 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ John T. Genoy
     --------------------------
     John T. Genoy
     President

Date: January 6, 2012

By:  /s/ Donna M. Handel
     --------------------------
     Donna M. Handel
     Treasurer

Date: January 6, 2012